                                                                   EXHIBIT 10.14


                                    L E A S E

                                     Between

                               THE IRVINE COMPANY
                             A Michigan Corporation

                                   as Landlord

                                       and

                           KoFAX IMAGE PRODUCTS, INC.
                            A California Corporation

                                    as Tenant

                                       for

                           3 JENNER STREET, SUITE 100
                            IRVINE, CALIFORNIA 92718

                                    DUPLICATE
                                    ORIGINAL

                               TABLE OF CONTENTS

     1.  PARTIES..........................................................................        1
     2.  PREMISES.........................................................................        1
     3   DEFINITIONS......................................................................        1
     4   LEASE TERM.......................................................................        1
     5.  RENT.............................................................................        3
     6   LATE PAYMENT CHARGES.............................................................        3
     7.  SECURITY DEPOSIT.................................................................        3
     8   HOLDING OVER.....................................................................        3
     9.  CONDITION OF PREMISES............................................................        3
    10.  USE OF THE PREMISES..............................................................        3
    11.  QUIET ENJOYMENT..................................................................        4
    12.  ALTERATIONS......................................................................        4
    13.  SURRENDER OF THE PREMISES........................................................        4
    14.  REAL AND PERSONAL PROPERTY TAXES.................................................        4
    15.  UTILITIES AND SERVICES...........................................................        5
    16.  OPERATING EXPENSES, REPAIRS, AND MAINTENANCE.....................................        5
    17.  FIXTURES.........................................................................        6
    18.  LANDLORD'S RIGHT TO ENTER THE PREMISES...........................................        6
    19.  SIGNS............................................................................        6
    20.  INDEMNITY; INSURANCE.............................................................        6
    21.  WAIVER OF SUBROGATION............................................................        7
    22.  DAMAGE OR DESTRUCTION............................................................        7
    23.  CONDEMNATION.....................................................................        7
    24.  ASSIGNMENT AND SUBLETTING........................................................        8
    25.  CONSTRUCTION OF TENANT IMPROVEMENTS..............................................        8
    26.  DEFAULT..........................................................................        9
    27.  SUBORDINATION....................................................................        9
    28.  NOTICES..........................................................................        9
    29   ATTORNEY'S FEES..................................................................       10
    30.  ESTOPPEL CERTIFICATE.............................................................       10
    31.  TRANSFER OF THE PREMISES BY LANDLORD.............................................       10
    32.  LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS...................................       10
    33.  TENANT'S REMEDY..................................................................       10
    34.  MORTGAGEE PROTECTION.............................................................       10
    35.  BROKERS..........................................................................       10
    36.  EXAMINATION OF LEASE.............................................................       10
    37.  RECORDING........................................................................       10
    38.  QUITCLAIM........................................................................       10
    39.  MODIFICATIONS FOR LENDER.........................................................       10
    40.  PARKING AND USE OF COMMON AREAS AND FACILITIES...................................       10
    41.  GENERAL..........................................................................       11
         Exhibit A       DESCRIPTION OF PREMISES.........................................        13
         Exhibit B       DESCRIPTION OF PROJECT..........................................        14
         Exhibit C       SPACE PLAN......................................................        15
         Exhibit D       COMMENCEMENT-DATE MEMORANDUM....................................        16
         Exhibit E       RENT ADJUSTMENTS................................................        17
         Exhibit F       COVENANTS, CONDITIONS, AND RESTRICTIONS.........................        18
         Exhibit G       RULES AND REGULATIONS...........................................        19
         Rider No. 1     RENT WAIVER AGREEMENT...........................................        22
         Rider No. 2     PROSPECTIVE EASEMENT, ACCESS, AND MAINTENANCE AGREEMENT.........        23
         Rider No. 3     PARKING.........................................................        24
         Rider No. 4     SIGNAGE.........................................................        25
         Rider No. 5     PHASED USE OF PREMISES..........................................        26

                              STANDARD FORM LEASE
                                 (MULTI-TENANT)

                               THE IRVINE COMPANY      LANDLORD
                           KOFAX IMAGE PRODUCTS, INC.  TENANT

Lease Summary:

(a) Lease Date:              March 31, 1988

(b) Landlord:                THE IRVINE COMPANY, A Michigan Corporation

(c) Address of Landlord:     c/o THE SAMMIS COMPANY
                             17922 Fitch Ave., Irvine, CA 92714

(d) Tenant:                  KOFAX IMAGE PRODUCTS, INC.

(e) Address of Tenant:       3 Jenner Street, Suite 100, Irvine, CA 92718

(f) Contact:                 David Silver       Telephone: (714) 474-1933

(g) Premises Square Footage: Approximately 19,635

(h) Building Address:        3 Jenner Street, Suite 100, Irvine, CA 92718

(i) Building Square Footage: Approximately 33,075 Square Feet

(j) Anticipated Commencement Date: July 1, 1988

(k) Term:             Three (3) years and Two (2) months

(l) Monthly Rent:     $16,174 (15,544 sq.ft.), $4,257 (4,091 sq.ft)/month
                      $245,172/year (subject to adjustment per Exhibit "E").

(m) Security Deposit: $22,474

(n) Permitted Uses:   Administrative offices, light assembly, storage and other
                      lawful uses consistent with uses under the Rules and Regulations (Exhibit G) and within the adjacent areas.

(o) Brokers:          Richard Meyer - Daum Johnstown American

(p) Insuring Party:   Landlord

(q) Tenant's Percentage: 13.51% of the 145,300 Sq. Ft. Project

Exhibit(s):

    "A"  Description of Premises
    "B"  Description of Project
    "C"  Tenant Improvements Preliminary Plans
    "D"  Commencement Date Memorandum
    "E"  Rent Adjustments
    "F"  Covenants, Conditions & Restrictions
    "G"  Rules and Regulations

    Addendum

    Rider No. 1 - Rent Waiver Agreement
    Rider No. 2 - Prospective Reciprocal Easement, Access, and Maintenance
                  Agreement
    Rider No. 3 - Parking
    Rider No. 4 - Signage
    Rider No. 5 - Phased Use of Premises

                                     LEASE

1. PARTIES. THIS LEASE ("Lease"), is dated for reference purposes only as of the date set forth in Paragraph (a) of the Lease Summary and is entered into by and between the Landlord identified in Paragraph (b) of the Lease Summary ("Landlord"), whose address is set forth in Paragraph (c) of the Lease Summary and the Tenant identified in Paragraph (d) of the Lease Summary ("Tenant"), whose address is set forth in Paragraph (e) of the Lease Summary.

2. PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those certain premises ("Premises") within that certain building located at the address set forth in Paragraph (h) of the Lease Summary, which Premises are shown on Exhibit "A" attached hereto, together with the property appurtenant thereto, if any, for the exclusive use of Tenant as shown on said Exhibit "A".

3. DEFINITIONS. The following terms shall have the following meanings in this Lease:

        (a) "Alterations" shall mean any alterations, decorations, additions or improvements made in, on or about, under or continuous to the Premises after the Commencement Date, including, but not limited to, lighting, HVAC and electrical fixtures, pipes and conduits, aboveground and below ground tanks, hazardous transfer, storage and disposal facilities, partitioning, drapery, wall coverings, cabinetry, carpeting and/or other floor covering, ceiling tile, fixtures and carpentry installations.

        (b) "Building" shall mean that certain building, identified in Paragraph
(h) of the Lease Summary, within which the Premises are located.

        SEE EXHIBIT F

        (d) "City" shall mean the city in which the Premises are located.

        (e) "Commencement Date" shall mean the first day of the Term of this Lease as described in Paragraph 4(a).

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
        (f) "Common Area" shall mean all areas and facilities within the Project exclusive of the Premises and other portions of the Project leased (or to be leased) exclusively to other tenants. The Common Area includes, but is not limited to, striped parking areas, access and perimeter roads, sidewalks, landscaped areas and similar areas and facilities. Tenant's use of the Common Area, and its rights and obligations with respect thereto, are more particularly described in Paragraph 40 hereof.

        (g)  "County" shall mean the county in which the Premises are located.

        (h) "HVAC" shall mean the heating, ventilating and air conditioning system serving the Building.

        (i) "Interest Rate" shall mean the greater of ten percent (10%) per annum or five percent (5%) in excess of the discount rates of the Federal Reserve Bank of San Francisco in effect on the twenty-fifth (25th) day of the calendar month immediately prior to the event giving rise to the Interest Rate Imposition.

        (j) "Landlord's Agents" shall mean Landlord's authorized agents, contractors, partners, subsidiaries, directors, officers and employees.

        (k) "Lease Summary" shall mean the above summary of Lease information which is hereby made a part of this Lease.

        (l) "Monthly Rent" shall mean the rent payable pursuant to Paragraph 5(a), as adjusted from time to time pursuant to the terms of this Lease.

        (m) "Operating Expenses" shall mean all costs and expenses for the maintenance and operation of the Project as more particularly described in Paragraph 16(b) below.

        (n) "Premises" shall mean the property leased hereby within the Building, and all areas appurtenant thereto for the exclusive use of Tenant, as shown on Exhibit "A" hereto.

        (o) "Project" shall mean that certain real property, and all improvements thereon, including the Building and other buildings, if any, located within the boundaries of the property shown on the Project Site Plan attached to the Lease as Exhibit "B".

        (p) "REA" shall mean that certain Reciprocal Easement Agreement executed by Landlord as Declarant on _________________________ and recorded in the Official Records of Orange County, State of California on __________________ as Instrument No. ________________, as the same may be amended from time to time, a true, complete and correct copy of which has been supplied by Landlord to Tenant. (SEE RIDER NO. 2).

        (q) "Real Property Taxes" shall mean any form of tax, assessment, license, fee, rent tax, levy, penalty (if a result of Tenant's delinquency), real property or other tax (other than Landlord's net income, estate, succession inheritance, or franchise taxes), now or hereafter imposed with respect to the Premises, this Lease or any rent payable hereunder by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement district or other district or division thereof, whether such tax or any portion thereof: (i) is determined by the area of the Premises or any part thereof or the rent and other sums payable hereunder by Tenant including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of such rent or other sums due under this Lease: (ii) is levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes with respect to the Premises whether or not now customary or within the contemplation of the parties: or (iii) is based upon any legal or equitable interest of Landlord in the Premises or any part thereof.

        (r) "Rent" shall mean Monthly Rent plus the Additional Rent defined in Paragraph 5(c).

        (s) "Security Deposit" shall mean that amount paid by Tenant pursuant to Paragraph 7.

        (t) "SLURS" shall mean that certain standards Declaration of Special Land Use Restrictions [Any further reference herein to the SLURS shall be deleted.]

        (u) "Tenant Improvements" shall mean those certain improvements to the Premises, if any, to be constructed pursuant to Paragraph 25 hereof.

        (v) "Tenant's Personal Property" shall mean Tenant's removable trade fixtures, furniture, equipment and other personal property in the Premises.

        (w) "Term" shall mean that period of years and/or months as set forth in Paragraph (k) of the Lease Summary, as said Term may be extended pursuant to the proper exercise of any option or options to extend the Term as may be granted herein or as may be sooner terminated pursuant to any provision hereof.

4.      Lease Term.

        (a) Term. The Term of this Lease shall be for that period of years and months set forth in paragraph (k) of the Lease Summary commencing on the Commencement Date, unless extended in accordance with any option or options to extend the Term granted herein, or unless sooner terminated pursuant to any provision hereof. Landlord and Tenant anticipate that the Term will commence on the "Anticipated Commencement Date" set forth in Paragraph (j) of the Lease Summary, however, notwithstanding the foregoing, the actual Commencement Date of this Lease ("Commencement Date") shall be the earlier of: (i) the date upon which the City has approved the Tenant Improvements (as defined in Paragraph 25 hereof) in accordance with its building code, as evidenced by its written approval thereof in accordance with the building permits issued for such Tenant Improvements; or (ii) the date Landlord's architect supervising the construction of the Tenant Improvements has certified in writing that the Tenant Improvements are substantially completed in accordance with the plans and specifications therefore; or (iii) the date tenant commences occupancy of the Premises. The Tenant Improvements shall be deemed "substantially complete" when they have been completed except for minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant's use and enjoyment of the Premises (items normally referred to as "punch list" items). If the Commencement Date is based on the date established by the provisions of Paragraph 4(a)(ii) above, Landlord shall deliver to Tenant a certificate of occupancy from the City for the Premises within five (5) business days of such date. When the actual Commencement Date has occurred, Landlord and Tenant shall execute a Commencement Date Memorandum in the form shown in Exhibit "D" attached to the Lease.

        (b) Early Entry. Landlord hereby agrees that upon prior written notice to Landlord, Tenant and its authorized agents, contractors, subcontractors and employees may, during ordinary business hours prior to the Commencement Date, at Tenant's sole risk, enter upon the Premises for the sole purpose of installing Tenant's trade fixtures and equipment in the Premises; provided, however, that (i) the provisions of this Lease, other than with respect to the payment of Monthly Rent and items payable by Tenant and Additional Rent (other than Tenant's insurance obligations as set forth in Paragraph 20 of the Lease), shall apply during such early entry, specifically including, but not limited to, the provisions of Paragraph 20(a) relating to the indemnification of Landlord; (ii) Tenant shall pay for and provide evidence of the Insurance to be provided by Tenant pursuant to the provisions of Paragraph 20 of the Lease;
(iii) Tenant shall pay all utility charges for the Premises attributable to Tenant's early entry and use of the Premises as reasonably determined by Landlord; and (iv) Tenant will not unreasonably interfere, delay or hinder Landlord, its agents, contractors or subcontractors in the construction of the Tenant improvements in accordance with the provisions of this Lease. Tenant shall not use the Premises for the storage of inventory or otherwise commence the operation of business during the period of such early entry. Early entry under this Paragraph 4(b) shall not constitute occupancy of the Premises for purposes of establishing the Commencement Date.

        (c) Delay in Possession. Notwithstanding the Anticipated Commencement Date, if for any reason Landlord cannot deliver possession of the Premises to Tenant with the Tenant Improvements "substantially completed" (as such term is defined in Paragraph 4(a)(iii) above) and ready for Tenant to commence the installation of its trade fixtures and Tenant's Personal Property, on or before said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder, but in such case, Tenant shall not be obligated to pay Monthly Rent or any items of Additional Rent other than as provided in Paragraph 4(b) above, until possession of the Premises is tendered to Tenant as provided hereinabove; provided, however, if Landlord shall not have delivered possession of the Premises as provided hereinabove within one hundred twenty (120) days following the Anticipated Commencement Date plus periods occurring as a result of delays caused in whole or in part by Tenant or any delays which are beyond Landlord's, reasonable control, including but not limited to, inclement weather, delays due to strikes, acts of God, inability to obtain labor or materials, inability to secure governmental approvals or permits, governmental restrictions, civil commotion, fire or similar causes, Tenant may, at its option, by notice in writing given to Landlord within fifteen (15) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Tenant is not given to Landlord within said fifteen (15) day period, Tenant's rights to cancel the Lease under this Paragraph 4(c) shall terminate and be on no further force or effect.

      (d) TENANT DELAYS. The Commencement Date shall not be delayed or postponed due to the fault of Tenant and the Term hereof and Tenant's obligation to pay Monthly Rent and Additional Rent under the Lease shall commence upon the date which would have been the Commencement Date but for the delay due to the fault of Tenant, as said date is determined by Landlord. Delays "due to the fault" of Tenant shall include, without limitation, delays caused by: (i) Tenant's failure to timely approve the preliminary and working plans and specifications for the Tenant Improvements; (ii) Tenant's request for or use of special materials, finishes or installations which are not readily available or which otherwise require additional time to obtain; (iii) Tenant's request for changes in the plans and/or working drawings after Landlord has prepared the working plans and specifications; or (iv) unreasonable interference with Landlord's work, if any, caused by Tenant or by Tenant's agents, employees, contractors or subcontractors.

  5. RENT.

      (a) Monthly Rent. Tenant shall pay to Landlord, in lawful money of the United States, for each calendar month of the Term, the Monthly Rent set forth in Paragraph (1) of the Lease Summary, subject to adjustment as provided in Paragraph 5(b) below, in advance, on the first (1st) day of each calendar month, without abatement, deduction, claim, offset, prior notice or demand. Landlord hereby acknowledges receipt of Tenant's payment of Monthly Rent for the first
(1st) month of the Term.

      (b) ADJUSTMENTS. The Monthly Rent as set forth hereinabove shall be adjusted as provided in Exhibit "E" attached to this Lease.

      (c) ADDITIONAL RENT. All monies required to be paid by Tenant under this Lease, including, without limitation, Real Property Taxes payable pursuant to Paragraph 14 hereof, repair and maintenance charges payable pursuant to Paragraph 16 hereof and insurance premiums payable pursuant to Paragraph 20 hereof shall constitute Additional Rent. Landlord shall have the right to reasonably estimate and collect from Tenant in advance on a quarterly or monthly basis any and all such Additional Rent. Tenant shall be provided with a reasonably detailed itemization of the Operating Expenses included within [text missing]

      (d) PRORATIONS. If the Commencement Date is not the first(1st) day of a month, or if the expiration of the Term of this Lease is not the last day of a month, a prorated Installment of Monthly Rent based on a thirty (30) day month shall be paid for the fractional month during which the Term commences or terminates.

  6. LATE PAYMENT CHARGES. Tenant acknowledges that late payment by Tenant to Landlord of Rent and other charges provided for under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult or impracticable to fix. Such costs include, but are not limited to, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and notes secured by any encumbrance covering the Premises, or late charges and penalties due to late payment of Real Property Taxes due on the Premises. Therefore, if any installment of Rent or any other charge due from Tenant is not received by Landlord within ten (10) days following the applicable due date, Tenant shall pay to Landlord an additional sum equal to the greater of One Hundred Dollars ($100.00) or five percent (5%) of the amount overdue as a late charge for every month or portion thereof that the Rent or other charges remain unpaid. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. Acceptance of any late charge shall not constitute a waiver by Landlord of Tenant's default with respect to the overdue amount, and shall not prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. Notwithstanding the foregoing, upon the third (3rd) occurrence during the Term of this Lease of Tenant's failure to pay Monthly Rent or Additional Rent when due, Landlord may condition its acceptance of future Rent upon a requirement that Tenant concurrently execute an amendment to this Lease which provides that Monthly Rent for the balance of the Term of this Lease shall be made in quarterly installments, in advance, in an amount equal to the sum of the Monthly Rent amounts payable during such three (3) month period.

  7. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum set forth in Paragraph (m) of the Lease Summary as a Security Deposit for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, Landlord may apply all or any part of the Security Deposit for the payment of any Rent or other sum in default, the repair of such damage to the Premises or the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default to the full extent permitted by law. If any portion of the Security Deposit is to applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a default under this Lease. Upon any Increase in the Monthly Rent during the Term, Tenant shall deposit with Landlord additional funds such that the amount of the Security Deposit held by Landlord shall at all times bear the same proportion to the then current Monthly Rent as the original Security Deposit bears to the initial Monthly Rent. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant is not otherwise in default, the Security Deposit or any balance thereof shall be returned to Tenant within thirty (30) days of the Termination Date.

  8. HOLDING OVER. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term hereof with the prior written consent of Landlord, such possession shall constitute a month-to-month tenancy only and shall not constitute a renewal or extension for any further term. In such event, Monthly Rent shall be increased to an amount equal to one hundred ten percent (110%) of the Monthly Rent payable during the last month of the Term, and any other sums due hereunder shall be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy shall be subject to every other term, condition, and covenant contained herein.

  9. CONDITION OF PREMISES.

      (a) Landlord's sole construction obligations regarding Tenant Improvements for the Premises will be as set forth in Paragraph 25 hereof. Subject to the following provisions, Tenant, by taking possession of the Premises, acknowledges having inspected the Premises and accepts them as being in good and sanitary order, condition and repair and as having been constructed in accordance with the Plans. Tenant will have a period of thirty (30) days after taking possession of the Premises in which to advise Landlord of construction deficiencies or defects, in addition to the punch list items referred to in Paragraph 4(a) above, by written notice to Landlord. Except as hereafter provided, Landlord will repair, replace or complete at its expense all items both on Tenant's punch list and referenced on the 30-day notice referred to above, within thirty (30) days after receipt of notice or as soon as Landlord, acting in good faith, can complete thereafter. If Landlord reasonably contends that a particular punch list or notice item is not justified, the parties will refer the issue to Landlord's architect for resolution. If Tenant does not accept the opinion of Landlord's architect, the parties will select an independent architect of recognized standing to make a final determination.

      (b) Tenant acknowledges that neither Landlord nor Landlord's Agents has made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, and that neither Landlord nor Landlord's Agents has agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided in this Lease.

  10. USE OF THE PREMISES.

      (a) TENANT'S USE. Tenant shall use the Premises solely for the purposes set forth in Paragraph (n) of the Lease Summary and shall not use the Premises for any other purpose without obtaining the prior written consent of Landlord. Tenant's use of the Premises shall be subject to all of the terms and conditions of this Lease, including without limitation, the provisions of Paragraph 10(b) hereof.

      (b) COMPLIANCE.

          (i) Tenant shall not use the Premises or suffer or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental law, rule, regulation or requirement of any duly constituted public authority having jurisdiction over the Premises now in force or which may hereafter be in force, or the requirements of the Board of Fire Underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises or any covenants, conditions, easements or restrictions now or hereafter encumbering the Premises. Tenant shall not commit any public or private nuisance or any other act or thing which might or would disturb the quiet enjoyment of any other tenant of Landlord or any occupant of nearby property. Tenant shall place no loads upon the floors, walls or callings in excess of the maximum designed load specified by Landlord or which may damage the Building or outside areas; nor place any harmful liquids in the drainage systems, nor dump or store waste materials, refuse or other materials or allow such to remain outside the Building proper, except in the enclosed trash areas provided.


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
        (ii) In no event shall Tenant cause or permit any "Toxic Materials" (as herein defined) to be brought upon, stored, used, released into the environment or disposed of on or about the Premises except in compliance. As used herein, "Toxic Materials" shall mean any hazardous, toxic or radioactive matter, including those materials identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30 ("Title 22") as amended from time to time. If Tenant breaches the obligation in the preceding sentence, or if the presence of Toxic Materials on the Premises caused or permitted by Tenant results in the contamination of the Premises, Tenant shall be solely responsible for and shall defend, indemnify and hold Landlord and Landlord's Agents harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with such breach or contamination. Tenant shall further be solely responsible for and shall defend, indemnify and hold Landlord, Landlord's Agents and the Premises harmless from and against all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with the removal, clean-up and restoration work and materials necessary to return the Premises and any other property of whatever nature to their condition existing prior to the appearance of the Toxic Materials on the Premises. Tenant's obligations hereunder shall survive the termination of this Lease. Tenant shall notify Landlord of and provide to Landlord copies of any of the following environmental entitlements or inquiries relating to the Premises which may be filed or served on Tenant: notices of violation, notices to comply, citations, inquiries, reports filed pursuant to self-reporting requirements, reports filed pursuant to any governmental law or regulation relating to underground or aboveground tanks, permit applications, permits and other reports or documents including those which may be characterized as confidential. Landlord may, at any time, require that Tenant conduct monitoring activities on the Premises satisfactory to Landlord with respect to the release or potential release of Toxic Materials on or from the Premises.
In the event of a release of any Toxic Materials to the environment, Tenant will furnish to Landlord copies of any and all reports and/or correspondence with any governmental agencies relating to such release.

        (iii) Tenant acknowledges that it has read the CC&R's, the REA and the SLURS (as those items are defined in Paragraph 3 hereof), and knows the contents thereof. Tenant agrees that this Lease is subject and subordinate to the CC&R's, the SLURS and the REA, as the same may now or hereafter exist, and that it will execute and deliver to Landlord within fifteen (15) days of Landlord's request therefor, any further documentation or instruments which Landlord deems necessary or desirable to evidence or effect such subordination; provided, that, any future amendments to the CC&R's, the SLURS or the REA shall not substantially interfere with Tenant's use and enjoyment of the Premises. Throughout the Term Tenant shall timely comply with all of the terms, provisions and restrictions of the REA, the SLURS and the CC&R's and any modifications or amendments thereof which pertain, restrict or affect the Premises, or Tenant's use of any other area of the Project as permitted hereunder, including the payment by Tenant of Tenant's Percentage of any periodic or special dues or assessments charged against the Project, the Building (or against the Landlord as the owner thereof), in accordance with the provisions of the REA, the SLURS or the CC&R's. Tenant shall hold Landlord, Landlord's Agents and the Premises harmless and indemnify Landlord and Landlord's Agents against any loss, expense, damage, attorneys' fees and costs or liability arising out of or in connection with the failure of Tenant to so perform or comply with the CC&R's, the SLURS and the REA. The failure of Tenant to so comply with the requirements of the CC&R's, the SLURS or the REA shall constitute a material default hereunder. Tenant agrees that it will subordinate the Lease to any other covenants, conditions and restrictions and any reciprocal easement agreements or any similar agreements which Landlord may hereafter record against the Premises or any portion thereof, provided that such subordination does not unreasonably interfere with Tenant's use and enjoyment of the Premises.

11. QUIET ENJOYMENT. Subject to the right of any lender of record, Landlord covenants that Tenant, upon performing the terms, conditions and convenants of the Lease, shall have quiet and peaceful possession of the Premises as against any person claiming the same by, through or under Landlord.

12.     ALTERATIONS.

        (a) PERMITTED ALTERNATIONS. After the Commencement Date, Tenant shall not make or permit any Alterations in, on or about the Premises, except for non-structural Alterations not exceeding Five Thousand Dollars ($5,000.00) in aggregate cost over the Term of the Lease, without the prior written consent of Landlord, which consent will not be unreasonably withheld. All Alterations shall be constructed pursuant to plans and specifications approved in writing by Landlord. Notwithstanding the foregoing, Tenant shall not, without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion, make any: (i) Alterations to the exterior of the Building or the outside areas: (ii) Alterations to or penetrations of the structural portions of the Building including, without limitation, the roof, or which will interfere with the proper functioning of any HVAC, electrical or mechanical facilities or equipment located in the Building, or (iii) Alterations visible from outside the Building to which Landlord may withhold its consent based on wholly aesthetic grounds.

        All Alterations shall be installed by a licensed contractor at Tenant's sole expense in compliance with all applicable laws and covenants, conditions and restrictions of record. The work shall be done in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Commencement Date, and shall not diminish the value of the Premises. Tenant shall, if required by Landlord, obtain and pay for, at its own expense, a completion and indemnity bond, the form and amount of which shall be subject to the approval of Landlord. All Alterations made by Tenant, which cannot be removed without damage or defacing of the premises, shall be and become the property of Landlord upon the installation thereof and shall not be deemed Tenant's Personal Property; provided, however, that Landlord may, at its option, require that Tenant, upon the termination of this Lease, at Tenant's expense, remove any or all non-structural Alternations installed by Tenant and return the Premises to its condition as of the Commencement Date of this Lease, normal wear and tear excepted. Notwithstanding any other provisions of this Lease, Tenant shall be solely responsible for the maintenance, repair and replacement of any and all Alterations made by it to the Premises. Further, in the event the Alterations include any aboveground or underground tanks, concrete sumps, non-vaulted buried tanks, earthen-walled pits, ponds or lagoons or other underground containers, Tenant shall prepare a risk assessment which addresses any and all concerns of Landlord. The adequacy of the risk assessment shall be determined in Landlord's sole discretion.

        (b) NOTICE. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien at least twenty (20) days prior to the commencement of such work to enable Landlord to post and record a notice of nonresponsibility or other notice Landlord deems proper prior to the commencement of any such work. Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against the property of which the Premises are a part, nor against Tenant's leasehold interest in the Premises. If Tenant fails to remove or bond any lien(s) filed against the Premises or its leasehold estate therein in connection with any work performed or any work claimed to have been performed by or at the direction of Tenant within thirty (30) days from the date of the lien filing(s), then Landlord may remove such lien(s) at Tenant's expense and Tenant shall reimburse Landlord for all costs incurred by Landlord in connection with the removal of the lien(s), which amount shall be deemed Additional Rent, and shall include, without limitation, all sums disbursed, incurred or deposited by Landlord, including Landlord's costs, expenses and actual attorneys' fees with interest thereon at the Interest Rate from the date of expenditure.

13. SURRENDER OF THE PREMISES. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord in its condition existing as of the Commencement Date, normal wear and tear and acts of God excepted, with all interior walls in good repair, plumbing, electrical and other mechanical installations in good operating order, and all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall remove from the Premises all of Tenant's Alterations which Landlord requires Tenant to remove pursuant to Paragraph 12 and all Tenant's Personal Property, and shall repair any damage and perform any restoration work caused by such removal, provided, however, if Tenant is then in default, Tenant shall not be entitled to remove Tenant's Personal Property except as specified by written notice delivered by Landlord to Tenant. If Tenant fails to remove such Alterations and Tenant's Personal Property which Tenant is authorized and obligated to remove pursuant to the above, and such failure continues after the termination of this Lease, Landlord may retain such property and all rights of Tenant with respect to it shall cease, or Landlord may place all or any portion of such property in public storage for Tenant's account. Tenant shall pay to Landlord, upon demand, the costs of removal of any such Alterations and Tenant's Personal Property and storage and transportation costs of same, and the cost of repairing and restoring the Premises, together with attorneys' fees and interest on said amounts at the Interest Rate from the date of expenditure by Landlord. If the Premises are not so surrendered at the termination of this Lease, Tenant hereby agrees to indemnify Landlord and its Agents against all loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant, losses to Landlord due to lost opportunities to lease to succeeding tenants, and actual attorneys' fees and costs.

14.     REAL AND PERSONAL PROPERTY TAXES.

        (a) PAYMENT BY TENANT. Tenant shall pay, as Additional Rent, all personal property taxes now or hereafter levied against Tenant's Personal Property, and Tenant's Percentage of all Real Property Taxes levied against the Project, during the Term as the same become due and payable. Landlord agrees to forward to Tenant copies of all notices and tax bills pertaining to the Premises upon receipt.

Tenant shall pay to Landlord the full amount of such Real Property Taxes as shown on said notices and bills in monthly installments as an Operating Expense pursuant to Paragraph 16(a) below. If Tenant shall fail to timely pay any Real Property Taxes or personal property taxes, Landlord shall have the right but not the obligation to: (i) pay the same, in which case Tenant shall immediately repay such amount to Landlord including interest at the Interest Rate from the date paid by Landlord until the date of payment by Tenant; and (ii) exercise any and all remedies available to Landlord pursuant to Paragraph 26. Tenant may contest the amount or validity of any Real Property Taxes by appropriate proceedings; provided that Tenant shall promptly pay such taxes unless such proceedings shall operate to prevent or stay the collection of the tax so contested. Landlord shall join in any such proceedings if any law shall so require, providing that Tenant shall indemnify Landlord against any liability, cost or expense in connection therewith, including, without limitation, actual attorneys' fees and costs.

        (b) APPORTIONMENT. If the Premises or the Project are not assessed as a separate parcel, then Landlord shall equitably apportion the Real Property Taxes assessed against the real property which includes the Premises based upon the ratio of the square footage of the Premises to the total square footage of all leasable space within the buildings on the assessed parcel, and Tenant shall pay the amount of Real Property Taxes so apportioned to the Premises.

        (c) TAX ON IMPROVEMENTS. Tenant shall pay any increase in Real Property Taxes attributable to any and all Alterations and Tenant Improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant.

        (d) PRORATION. Tenant's liability to pay Real Property Taxes shall be prorated on the basis of a three hundred sixty-five (365) day year to account for any fractional portion of a fiscal tax year included at the commencement or expiration of the Term. With respect to any assessments which may be levied against or upon the Premises, or which under the laws then in force may be evidenced by improvements or other bonds or may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and interest due thereon shall be included within the computation of the annual Real Property Taxes levied against the Premises.

        (e) PAYMENT ON EXPIRATION OF TERM. If this Lease terminates on a date earlier than the end of a fiscal tax year, Landlord shall deliver to Tenant a statement setting forth the amount of Real Property Taxes to be paid by Tenant prorated to the date of termination. Tenant shall pay to Landlord such prorated amount within five (5) days of Tenant's receipt of the statement.

        (f) PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all taxes assessed or levied against Tenant's Personal Property in, on or about the Premises. When possible, Tenant shall cause its Personal property to be assessed and billed separately from the real or personal property of Landlord.

        (g) FAILURE TO PAY. Tenant's failure to timely pay any of the charges which are not included in Operating Expenses; required to be paid under this Paragraph shall constitute a material default under this Lease.

15. UTILITIES AND SERVICES. Tenant shall be responsible for and shall pay promptly all charges for water, gas, electricity, sewer, heat, light, power, telephone, refuse pickup, janitorial service and all other utilities, materials and services furnished directly to or used by Tenant in, on or about the Premises during the Term, which are not included in Operating Expenses; together with any taxes thereon. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or other service furnished to the Premises. No such failure or interruption shall entitle Tenant to terminate this Lease or withhold or abate Rent or other sums due hereunder.

16.     OPERATING EXPENSES, REPAIRS AND MAINTENANCE.

        (a)     TENANT TO BEAR SHARE OF OPERATING EXPENSES.

                (i) Tenant shall pay to Landlord as hereinafter provided, Tenant's percentage of "Operating Expenses", as defined in Paragraph 16(b) below. "Tenant's Percentage", as set forth in Paragraph (q) of the Lease Summary, is that percentage that the gross square feet of the floor area of the Premises bears to that total gross square footage of the floor area of leasable space within the Building.

                (ii) Prior to the commencement of each calendar year, Landlord shall give Tenant a written estimate of Tenant's Percentage of Operating Expenses for the ensuing calendar year. Tenant shall pay its estimated share of Operating Expenses in equal monthly installments in advance, on or before the first (1st) day of each month. Within ninety (90) days after the end of each calendar year (or such shorter interval as Landlord shall select), Landlord shall furnish Tenant a statement showing in reasonable detail, the actual Operating Expenses for the Building incurred for the period in question and the parties shall within thirty (30) days thereafter, make payment or allowance necessary to adjust Tenant's estimated payments to the actual Tenant's Percentage of Operating Expenses as shown by the applicable periodic statements submitted to Tenant by Landlord.

                (iii) If Landlord shall determine at any time or from time to time that the estimate of Tenant's Percentage of Operating Expenses for the current calendar year is, or will become inadequate to meet Tenant's share of such Operating Expenses for any reason, Landlord shall immediately determine the approximate amount of such inadequacy and issue a supplemental estimate as to Tenant's Percentage of Operating Expenses, and Tenant shall pay said increase in the estimated Tenant's Percentage of Operating Expenses as reflected by such supplemental estimate.

                (iv) Landlord shall keep or cause to be kept separate and complete books of accounting covering costs and expenses of operating and maintaining the Common Area and other portions of the Project which Landlord is required to maintain and repair showing the method of calculating Tenant's Percentage of Operating Expenses, and shall preserve for at least twenty-four
(24) months after the close of each fiscal year all vouchers, invoices, statements or payroll records, and other papers evidencing said costs and expenses for that calendar year. Tenant, at its sole cost and expense through any certified public accountant designated by it, shall have the right to examine and/or audit the books and other documents mentioned above evidencing such costs and expenses for the previous two (2) calendar years, during reasonable business hours and not more frequently than once during any calendar year.

        (b) DEFINITION OF THE OPERATING EXPENSES. The term "Operating Expenses" as used herein shall mean Real Property Taxes for the Project, all costs and expenses incurred in connection with the maintenance and operation of the Project, which costs shall include, without limitation, repair and maintenance to the roof and the exterior walls of the buildings in the Project, periodic painting of the buildings in the Project, landscaping services, HVAC maintenance contracts and normal maintenance of the HVAC, sweeping, maintenance services, repairs to and replacement of asphalt paving, bumpers, striping, light bulbs, light standards, guard and directional signs and lighting systems, perimeter walls, retaining walls, sidewalks, planters, landscaping and sprinkler system in planting area, any and all assessments levied against the Project pursuant to the CC&R's, water, electrical and other utility services thereto, removal of trash, rubbish and other refuse from the Project, cleaning of and replacement of signs of the Project, including relamping and repairs made as required; maintenance of all of the Common Area from any obstructions not reasonably required for the Common Area uses, including the prohibition of the sale or display of merchandise or the storing of materials and/or equipment in the Common Area, payment of all electrical, water and other utility charges or fees for services furnished to Common Area; obtaining and maintaining public liability, property damage and other forms of insurance which Landlord may or is required to maintain in connection with the Project (including the payment of any deductibles thereunder); establishment of reasonable reserves for replacements and/or repair of Common Area improvements, equipment and supplies; employment of such personnel as Landlord may deem reasonably necessary, if any, to direct parking and police the Common Area and facilities; employment of personnel used in connection with the operation, maintenance and repair of the Common Area including payment or provision for unemployment insurance, workers' compensation insurance and other employee costs;* the cost of bookkeeping and accounting and legal services provided in connection with the operation and maintenance of the Common Area by Landlord;* any other items reasonably necessary from time to time to properly repair, replace, maintain and operate the Common Area within the Project and any interest paid in connection therewith, and a management fee to cover Landlord's management, overhead and administrative expenses. Notwithstanding the foregoing, if Landlord elects to delegate its duties hereunder to a professional property manager, then Landlord shall not be entitled to receive any management fee (except for any costs and/or administrative and overhead expenses reasonably incurred by Landlord in "monitoring" and "auditing" the performance delegated to the professional property manager as contemplated herein which costs and/or expenses shall be reimbursed to Landlord as incurred and billed) but under such circumstances any reasonable amounts paid to the professional property manager shall be added to and deemed a part of the Operating Expenses.


* If the foregoing personnel are used in connection with projects other than the Project, a prorata cost of such personnel shall be charged to the Project as an Operating Expense.

        (c)  Repairs and Maintenance

             (i) Tenant shall, subject to Landlord's obligations as hereunder provided, at all times during the Term of this Lease or any extension thereof, and at Tenant's sole cost and expense, keep, maintain and repair the Premises and every portion thereof and every improvement therein, in good and sanitary order and condition (usual wear and tear excepted), including without limitation all necessary maintenance and repairs to all portions of the Premises, and all exterior entrances, all glass, window casements, show window mouldings, all partitions, doors, doorjams, door closers, or hardware, fixtures, equipment, electrical lighting and systems, plumbing and plumbing fixtures, ducts, pipes, wiring, conduits and all required air conditioning and healing systems repairs, exclusive of normal maintenance services. Tenant agrees that it will not, nor will it authorize any person to go onto the roof of the Building without the prior written consent of Landlord.

            (ii) Landlord shall, subject to receiving Tenant's Percentage of Operating Expenses, maintain in good and sanitary condition and repair the roof of the Building in which the premises are located and the normal maintenance services for the HVAC for the Premises, if any, and paint the exterior of the Building within which the Premises are located as and when such painting becomes reasonably necessary in Landlord's sole discretion. Landlord shall not be required to make any repairs to the roof unless and until Tenant has notified Landlord in writing of the need for such repair and Landlord shall have a reasonable period of time hereafter to commence and complete said repair.

           (iii) The cost of any maintenance and repairs on the part of Landlord provided for in this Paragraph 16 shall be considered Operating Expenses as herein defined.


        (d) Waiver. Tenant hereby waives all rights provided for by the provisions of Sections 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to make repairs at the expense of Landlord.

        (e) Compliance with Governmental Regulations. Tenant shall, at its own cost and expense, promptly and properly observe and comply with, including the making by Tenant of any Alteration to the Premises, all present and future orders, regulations, directions, rules, laws, ordinances, and requirements of all governmental authorities (including, without limitation, state, municipal, county and federal governments and their departments, bureaus, boards and officials) arising from the use or occupancy of, or applicable to, the Premises or privileges appurtenant to or in connection with the enjoyment of the Premises.

        (f) Tenant's Failure to Pay. Tenant's failure to timely pay any of the charges in connection with the performance of its maintenance and repair obligations to be paid under this Paragraph shall constitute a material default under this Lease.

17. Fixtures. Tenant shall, at its own expense, provide, install and maintain in good condition all Tenant's Personal Property required in the conduct of its business in the Premises.

18. Landlord's Right to Enter the Premises. Tenant shall permit Landlord and Landlord's Agents to enter the Premises at all reasonable times upon reasonable notice, except for emergencies in which case no notice shall be required, to inspect the same, to post notices of nonresponsibility and similar notices and signs indicating the availability of Premises for sale, to show the Premises to interested parties such as prospective lenders and purchasers, to make necessary Alterations or repairs, to discharge Tenant's obligations hereunder when Tenant has failed to do so within a reasonable time after written notice from Landlord, and at any reasonable time after one hundred eighty (180) days prior to the expiration of the Term, to place upon the Premises such reasonable signs indicating availability of Premises for lease and to show the Premises to prospective tenants. The above rights are subject to reasonable security regulations of Tenant and to the requirement that Landlord shall at all times act in a manner to cause the least possible interference with Tenant's business. Notwithstanding anything contained herein to the contrary, in the event a release of Toxic Materials occurs on or affects the Premises, Tenant shall permit Landlord or Landlord's Agents to enter the Premises at any time without prior notice, to inspect, monitor, take emergency or longterm remedial action, discharge Tenant's obligations hereunder if Tenant has failed to do so, or take any other action to restore the Premises to its original condition.


19. Signs. Landlord shall designate the location on the Premises, if any, for one (1) or more exterior Tenant identification sign(s). Tenant shall have no right to maintain Tenant identification signs in any other location in, on or about the Premises and shall not display or erect any other signs, displays or other advertising materials that are visible from the exterior of the Building. The size, design, color and other physical aspects of permitted sign(s) shall be subject to the Landlord's written approval prior to installation, which approval may be withheld in Landlord's discretion, any covenants, conditions or restrictions encumbering the Premises and any applicable municipal or other governmental permits and approvals. The cost of the sign(s), including the installation, maintenance and removal thereof shall be at Tenant's sole cost and expense. If Tenant fails to maintain its sign(s), or if Tenant fails to remove same upon termination of this Lease and repair any damage caused by such removal (including, without limitation, repainting the Building, if required by Landlord), Landlord may do so at Tenant's expense. Tenant shall reimburse Landlord for all costs incurred by Landlord to effect such removal, which amounts shall be deemed Additional Rent, and shall include, without limitation, all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and actual attorneys' fees with interest thereof at the Interest Rate. (SEE RIDER NO. 4)

20.     Indemnity; Insurance.

        (a) Indemnification. Tenant hereby agrees to defend (with attorneys reasonably acceptable to Landlord), indemnify and hold harmless Landlord and Landlord's Agents from and against any and all damage, loss, liability and expense including, without limitation, actual attorneys' fees and legal costs, incurred directly or indirectly by reason of any claim, suit or judgment brought by or on behalf of any person or persons for damage, loss or expense due to, but not limited to, bodily injury or property damage sustained by such person or persons which arise out of, are occasioned by, or are in any way attributable to the use or occupancy of the Premises, the acts or omissions of the Tenant, its agents, employees or contractors, except to the extent caused by the sole negligence or willful misconduct of Landlord. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

        (b) Insuring Party. As used in this Paragraph the term "Insuring Party" shall mean the party designated in Paragraph (p) of the Lease Summary who has the obligation to obtain the property insurance required hereunder. If Landlord is the Insuring Party, Landlord shall not be required to name Tenant as an additional insured under any such policy.

        (c) Tenant's Insurance. Tenant agrees to maintain in full force and effect at all times during the Term, at its own expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers acceptable to Landlord and its lender(s) of record which afford the following coverages: (i) statutory workers' compensation (ii) employer's liability with minimum limits of not less than One Hundred Thousand Dollars ($100,000); (iii) comprehensive general liability insurance including, but not limited to, blanket contractual liability, broad form property damage, personal injury, independent contractors, and owned, non-owned and hired vehicles, of not less than Two Million Dollars ($2,000,000) combined single limit bodily injury and property damage (or current limit carried, whichever is greater), naming Landlord and Landlord's mortgagees as additional insureds; (iv)______________ (v) and such other insurance, in such form and amounts as may be required by Landlord or its lender(s) from time to time.

(d) Property Insurance. The Insuring Party shall obtain and keep in force during the Term of this Lease a policy or policies of insurance (with replacement cost endorsement) covering loss or damage to the Premises in the amount of the full replacement cost thereof, but in no event less than the total amount required by lender(s) having lien(s) on the Premises, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, and special extended perils ("all risk" as such term is used in the insurance industry). Tenant shall, in addition, obtain and keep in force during the Term of this Lease a policy of business interruption and/or loss of income insurance covering a period of one (1) year, with loss payable to Landlord, which insurance shall also cover all real estate taxes and insurance costs for said period of one (1) year, with loss payable to Landlord, which insurance shall also cover all real estate taxes and insurance costs for said period. A stipulated value or agreed amount endorsement deleting the coinsurance provision of the policy shall be procured with said insurance. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Landlord which are adjacent to the Premises, then Tenant shall pay for any increase in the property insurance of the Building or such other building or buildings if said increase is caused by Tenant's acts, omissions, use or occupancy of the Premises. If the Landlord is the insuring Party, Landlord will not insure Tenant's fixtures, contents, equipment and tenant improvements. Tenant shall obtain and keep in force, at its expense, an "all risk" property damage policy in the amount of the full replacement cost covering Tenant's fixtures, contents, equipment and tenant improvements.

        (e) DEDUCTIBLES. Any policy of insurance required of Tenant pursuant to this Lease containing a deductible exceeding Twenty-Five Thousand Dollars ($25,000) must be approved in writing by Landlord prior to the issuance of such policies; it being understood and agreed that Tenant shall be solely responsible for the payment of any such deductible.

        (f)  CERTIFICATES.  Tenant shall deliver to Landlord at least thirty
(30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter prior to expiration of each such policy, certificates of insurance evidencing the above coverage with limits not less than those specified above. The certificates shall expressly provide that the interest of Landlord therein shall not be affected by any breach of Tenant of any policy provision for which such certificates evidence coverage.

        (g) INCREASED COVERAGE. Upon demand, Tenant shall provide Landlord, at Tenant's expense, with such increased amount of existing insurance, and such other insurance as Landlord or Landlord's lender(s) may reasonably require.

        (h) CO-INSURER. If, on account of the failure of Tenant to comply with the foregoing provisions, Landlord is adjudged a co-insurer by its insurance carrier, then, any loss or damage Landlord shall sustain by reason thereof, including attorneys' fees and costs, shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

        (i) SUFFICIENCY OF COVERAGE. Neither Landlord nor Landlord's Agents makes any representation that the limits of liability specified to be carried by Tenant under this Lease are adequate to protect Tenant. If Tenant believes that any such insurance coverage is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate.

        (j) INSURANCE REQUIREMENTS. All such insurance: (i) shall be in a form satisfactory to Landlord and its lender(s) and shall be carried with companies that have a general policyholder's rating of not less than "A" and a financial rating of not less than Class "X" in the most current edition of Best's Insurance Reports; (ii) shall provide that such policies shall not be subject to material alteration or cancellation except after at least thirty
(30) days' prior written notice to Landlord; and (iii) shall be primary, and any insurance carried by Landlord shall be noncontributing. The policy or policies, or duly executed certificates for them, shall be deposited with Landlord prior to the Commencement Date, and upon renewal of such policies. If Tenant fails to procure and maintain the insurance required to be procured by Tenant hereunder, Landlord may, but shall not be required to, order such insurance at Tenant's expense and Tenant shall reimburse Landlord for all costs reasonably incurred by Landlord with respect thereto. Tenant's reimbursement to Landlord for such amounts shall be deemed Additional Rent, and shall include all reasonable sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and actual attorneys' fees, with interest thereon at the Interest Rate.

        (k) LANDLORD'S DISCLAIMER. Landlord and Landlord's Agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling materials, glass, tile or sheetrock, steam, gas, electricity, water or rain which may leak from any part of the Premises, or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or whatsoever, unless caused by or due to the active negligence or willful acts of Landlord. Landlord and Landlord's Agents shall not be liable for interference with light or air, or for any latent defect in the Premises. Tenant shall give prompt written notice to Landlord in case of a casualty, accident or repair needed to the Premises.

        (l) FAILURE TO PAY. The failure of Tenant to obtain and pay for any insurance required to be obtained and paid for by it hereunder shall constitute a material default under this Lease.

21. WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive all rights of recovery against the other on account of loss and damage occasioned to such waiving party for its property or the property of others under its control to the extent that such loss or damage is insured against under any property insurance policies in force at the time of such loss or damage.
Tenant and Landlord shall, upon obtaining policies of insurance required hereunder, give notice to the insurance carrier that the foregoing mutual waiver of subrogation is contained in this Lease and Tenant and Landlord shall cause each insurance policy obtained by such party to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by such policy.

22.     DAMAGE OR DESTRUCTION.

        (a) LANDLORD'S OBLIGATION TO REBUILD. If the Premises are damaged or destroyed, Landlord shall promptly and diligently repair the Premises unless it has the right to terminate this Lease as provided in Paragraph 22(b) below and it elects to so terminate.

        (b) LANDLORD'S RIGHT TO TERMINATE. Landlord shall have the right to terminate this Lease following damage to or destruction of the Premises if any of the following occurs: (i) insurance proceeds together with additional amounts Tenant agrees to contribute are not available to Landlord to pay one hundred percent (100%) of the cost to fully repair the damaged Premises, excluding the deductible for which Tenant shall also be responsible; (ii) the Premises cannot, with reasonable diligence, be fully repaired by Landlord within one hundred twenty (120) days after the date of the damage or destruction; (iii) the Premises cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, earthquake faults, radiation, chemical waste and other similar dangers; (iv) the Premises are destroyed or damaged during the last twelve (12) months of the Term; or (v) Tenant is in default under the terms of this Lease at the time of such damage or destruction.

        If Landlord elects to terminate this Lease, Landlord may give Tenant written notice of its election to terminate within thirty (30) days after it has knowledge of such damage or destruction, and this Lease shall terminate fifteen (15) days after the date Tenant receives such notice. If this Lease is terminated, Landlord shall, subject to the rights of its lender(s), be entitled to receive and retain all the insurance proceeds resulting from such damage, except for those proceeds payable under policies obtained by Tenant which specifically insure Tenant's Personal Property. If Landlord elects not to terminate the Lease, Landlord shall, promptly following the date of such damage or destruction and receipt of amounts required of Tenant pursuant to Paragraph 22(b)(i) above, commence the process of obtaining necessary permits and approvals, and shall commence repair of the Premises as soon as practicable and thereafter prosecute the same diligently to completion, in which event this Lease will continue in full force and effect.

        (c) LIMITED OBLIGATION TO REPAIR. Landlord's obligation, should it elect or be obligated to repair or rebuild, shall be limited to the basic Building and Tenant Improvements and Tenant shall, at its expense, replace or fully repair all Tenant's Personal Property and any Alterations installed by Tenant existing at the time of such damage or destruction. If the Premises are to be repaired in accordance with the foregoing, Landlord shall make available to Tenant any portion of insurance proceeds it receives which are allocable to the Alterations constructed by Tenant pursuant to this Lease provided Tenant is not then in default.

        (d) ABATEMENT OF RENT. Rent shall be temporarily abated proportionately, during any period when, by reason of such damage or destruction, Landlord reasonably determines that there is substantial interference with Tenant's use of the Building. Such abatement shall commence upon such damage or destruction and end upon substantial completion by Landlord of the repair or reconstruction which landlord is obligated or undertakes to do. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, damage to Tenant's Personal Property or any inconvenience occasioned by such damage, repair or restoration. Tenant hereby waives the provisions of Section 1932(2) and Section 1933(4) of the California Civil Code, and the provisions of any similar law hereinafter enacted.

        (e) REPLACEMENT COST. The determination in good faith by Landlord of the estimated cost of repair of any damage, of the replacement cost, or of the time period required for repair shall be conclusive for purposes of this Paragraph.

23.     CONDEMNATION.

        (a) TOTAL TAKING -- TERMINATION. If title to all of the Premises or so much thereof is taken for any public or quasi-public use under any statute or by right of eminent domain so that reconstruction of the Premises will not result in the Premises being reasonably suitable for Tenant's continued occupancy for the uses and purposes permitted by this Lease, this Lease shall terminate as of the date possession of the Premises or part thereof be taken.

        (b) PARTIAL TAKING. If any part of the Premises is taken and the remaining part is reasonably suitable for Tenant's continued occupancy for the purposes and uses permitted by this Lease, without unreasonable disruption or interference of the Tenant, this Lease shall, as to the part so taken, terminate as of the date that possession of such part of the Premises is taken and the Monthly Rent shall be reduced in the same proportion that the floor area of the portion of the Building so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Building. Landlord shall, at its own cost and expense, make all necessary repairs or alterations to the Building so as to make the portion of the Building not taken a complete architectural unit. Such work shall not, however, exceed the scope of the work done by Landlord in originally constructing the Building. Monthly Rent due and payable hereunder shall be temporarily abated during such restoration period in proportion to the degree to which Tenant's use of Premises is impaired. Each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure allowing either party to petition the Superior Court to terminate in the event of a partial taking of the Building or Premises.

                                     PAGE 7A
                     (22. Destruction or Damage - Continued)

      Anything in this Lease to the contrary notwithstanding:

      In the event the Premises are damaged or destroyed by fire or other casualty and if this Lease is not terminated, then Landlord shall promptly repair and restore the same to substantially the condition which said Premises were in immediately prior to the happening of such casualty, and if same are not so restored or repaired within one hundred twenty (120) days of such casualty, then Tenant at Tenant's option may terminate this Lease by written notice to Landlord within thirty (30) days thereafter, Tenant's right of termination, however, shall not be applicable if Landlord is able to relocate Tenant as provided below, or if such damage or destruction is caused by Tenant's negligence or willful misconduct.

      From the date of such casualty until the Premises are repaired and restored, the Rent and Additional Rent and other charges payable under this Lease shall abate in such proportion as the part of the Premises destroyed, damaged or rendered untenantable bears to the total Premises; however, if Tenant is unable to conduct business in the Premises as a result of such fire or casualty, then Rent and all additional rent and other charges shall abate totally until Landlord's repairs are completed and Tenant can resume business in the Premises.

      Provided Tenant is not then in default of its obligations with this Lease; within thirty (30) days of such casualty and until the Premises are restored, Landlord will assist Tenant in relocating into temporary space within the Irvine/Sammis Bio-Tech Park or any other Irvine Company property that is vacant and available. Rent and all Additional Rent and other charges payable under this Lease, shall not be abated while Tenant is in possession of such temporary space.

      If this Lease is terminated as herein provided, then the effective date of said termination shall be the date of such damage or destruction, and rent shall be adjusted as of said date.



                                       7-A

        (c) NO APPORTIONMENT OF AWARD. No award for any partial or entire taking shall be apportioned, it being agreed and understood that Landlord shall be entitled to the entire award for any partial or entire taking. Tenant assigns to Landlord its interest in any award which may be made in such taking or condemnation, together with any and all rights of Tenant arising in or to the same or any part thereof. Nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any separate award made to Tenant for the taking of Tenant's Personal Property for the interruption of Tenant's business, or its moving costs, or for the loss of its goodwill.

        (d) TEMPORARY TAKING. No temporary taking of the Premises shall terminate this Lease or give Tenant any right to any abatement of Rent. Any award made to Tenant by reason of such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this Paragraph.

        (e) SALE UNDER THREAT OF CONDEMNATION. A sale made in good faith by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes of this Paragraph.

24.     ASSIGNMENT AND SUBLETTING.

        (a) PROHIBITION. Tenant shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer (collectively, "assignment") this Lease, in whole or in part, nor sublet or permit occupancy by any person other than Tenant of all or any part of the Premises, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld. Any purported assignment or subletting contrary to the provisions hereof without consent shall be void. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. As Additional Rent hereunder, Tenant shall reimburse Landlord for actual legal and other expenses reasonably incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting. In connection with any proposed assignment or sublease, Tenant shall submit to Landlord in writing (i) the name of the proposed assignee or sublessee, (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Landlord may reasonably require; (iii) the proposed use of Premises by such assignee or sublessee (iv) all of the terms and conditions upon which the proposed assignment or subletting is to be made and (v) an instrument of assignment or sublease wherein such assignee or sublessee assumes all of Tenant's obligations hereunder and agrees to be bound by the terms hereof.

        (b) EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION. If for any sublease or assignment, Tenant receives rent or other consideration either initially or over the term of the sublease or assignment, in excess of (i) the Monthly Rent called for hereunder, plus (ii) Tenant's direct out-of-pocket costs which Tenant certifies to Landlord to have been incurred in providing occupancy-related services to any such subtenant of a nature commonly provided by landlords of similar space (or in case of the sublease of a portion of the Premises, in excess of such Monthly Rent fairly allocable to such portion), then promptly following its receipt thereof, Tenant shall pay to Landlord as Additional Rent hereunder, fifty percent (50%) of such excess as and when received. By initialling these provisions, Landlord and Tenant acknowledge and agree that the provisions of this Paragraph are agreed to after negotiation:

/s/ RW                                      /s/ DAVID S. SILVER
---------------------------                 ----------------------------------
LANDLORD                                    TENANT

        (c) SCOPE. The prohibition against assigning or subletting contained in this Paragraph shall be construed to include a prohibition against any assignment or subletting by operation of law, whether voluntary or involuntary. If this Lease be assigned, or if the underlying beneficial interest of Tenant be transferred, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Monthly Rent herein reserved and apportion any excess rent so collected in accordance with the terms of Paragraph 24(b) above, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. No consent of Landlord shall be required, however in connection with the merger or consolidation of Tenant or the sale of substantially all of the assets or [MISSING TEXT].

        (d) WAIVER. Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant waives notice of any default of any assignee or sublessee and agrees that Landlord may at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee and except that Landlord shall give Tenant all notices of default given to the assignee or sublessee and Tenant shall [MISSING TEXT].

25.     CONSTRUCTION OF TENANT IMPROVEMENTS.

        (a) PRELIMINARY PLANS/WORKING PLANS. Landlord has retained Donald W. Mueller, A.I.A. to prepare preliminary space plans ("Preliminary Plans") to be utilized in the preparation of final working drawings and specifications for tenant improvements to the Premises ("Tenant Improvements"). The Preliminary Plans have been completed and delivered to Landlord and are attached hereto as "Exhibit C." Within five (5) days after execution of the Lease, Landlord shall return same to Tenant marked and accompanied by comments and such required revisions as are reasonable under the circumstances. Within five (5) days thereafter, Tenant shall submit two (2) sets of revised Preliminary Plans, revised to reflect review and approval. Promptly following Landlord's approval of the Preliminary Plans, Landlord shall cause its architect to prepare and submit two (2) copies of working drawings and specifications ("Working Plans") to Tenant for its review and approval. Tenant shall advise Landlord within five
(5) days of Tenant's receipt of the Working Plans of any requested revisions. Immediately upon receipt of said comments, Landlord shall make all approved revisions to the Working Plans and submit two (2) copies thereof to Tenant for its final review and approval. Concurrently with the above review and approval process, Landlord shall submit all plans and specifications to the City and other applicable governmental agencies in an attempt to expedite City approval and issuance of all necessary permits and licenses to construct the Tenant Improvements as shown on the Working Plans.

        (b) CONSTRUCTION OF TENANT IMPROVEMENTS. Landlord at its own cost (except as otherwise provided in Paragraphs 25(c) and (d) below) shall, through a guaranteed maximum cost construction contract ("Construction Contract") with a reputable, licensed contractor ("Contractor"), cause the construction of the Tenant Improvements to be carried out in substantial conformance with the Working Plans in a good and workmanlike manner and will use only first-class materials. Tenant shall have the right to review and approve the construction cost breakdown, including any and all fees, contained in the Construction Contract. Landlord shall see that the construction complies with all applicable building, fire, health and sanitary codes and regulations, the satisfaction of which shall be evidenced by a certificate of occupancy for the Premises. Landlord shall use best efforts to obtain all necessary construction and building permits and licenses necessary for the construction of the Tenant Improvements.

        (c) ALLOWANCE. Landlord agrees to provide Tenant a tenant improvement allowance in the amount of Three Hundred Eighty Thousand Five Hundred and 00/100 Dollars ($380,500) (the "Allowance") for the construction of the Tenant Improvements for the entire Premises (which costs shall include, without limitation, any and all fees, charges, costs or expenses of any kind or nature reasonably incurred by Landlord in connection with the construction and completion of the Tenant Improvements but excluding the costs of construction or completion of the shell building. Upon finalization of the Construction Contract with Contractor, if the sum of the guaranteed maximum cost of the Construction Contract and other costs and expenses for the Tenant Improvements which are chargeable against the Allowance exceed the Allowance ("Excess Cost"), Tenant shall elect to either: (i) concurrent with Landlord's payment of funds form the Allowance, pay to Landlord an amount equal to the product of the amount due the Contractor times the ratio that the Excess Cost bears to the guaranteed maximum contract amount; SEE PAGE 8-A.

        (d) CHANGE ORDERS. Tenant may from time to time request and obtain change orders during the course of construction provided that: (i) each such request shall be reasonable; (ii) each such request shall be in writing and signed by or on behalf of Tenant; (iii) each such request shall not result in any structural change in the Building as reasonably determined by Landlord; (iv) all additional charges and costs, including without limitation architectural and engineering costs, construction and materials costs, and City processing costs, shall be the sole and exclusive obligation of Tenant; and (v) any resulting delay in the completion of the Tenant Improvements shall in no event extend the Commencement Date of the Lease. Upon Tenant's request for a change order, Landlord shall as soon as reasonably possible submit to Tenant a written estimate of the increased (or decreased) cost and anticipated delay, if any, attributable to the requested change. Within three (3) days of the date such

                                    Page 8-A

The following is added to the end of Paragraph 25 Section (c) Allowance, where indicated:

 ... or (ii) agree that Monthly Rent shall be increased so as to fully amortize the Excess Cost over the Initial Term of the Lease at a rate of twelve percent (12%) per annum, compounded annually; provided that any Excess Costs exceeding $60,000 shall not be amortized but instead shall be paid to Landlord at the Commencement Date.

Landlord agrees to begin construction on the 15,544 square feet of the Designated Premises as noted in Exhibit A upon execution of the Lease. Landlord further agrees to begin construction on the 4,091 square feet of the Designated Premises as noted in Exhibit A within nine (9) months of the Lease Commencement Date.



                                      8-A
estimated cost adjustment and delay are delivered to Tenant, Tenant shall advise Landlord whether or not it wishes to proceed with the change order. Unless Tenant includes in its initial change order request that work in process at the time such request is made be halted pending approval and execution of a change order, Landlord shall not be obligated to stop construction of the Tenant Improvements, whether or not the change order relates to work then in process or about to be started.

        (e) Tenant Delays. In no event shall the Commencement Date be extended due to a delay due to the fault of Tenant. Delays "due to the fault" of Tenant shall include, without limitation, delays caused by: (i) Tenant's failure to timely prepare, submit and revise the Preliminary Plans and to review and approve the Working Plans or to furnish information to Landlord for the preparation by Landlord of the Working Plans; (ii) Tenant's request for or use of special materials, finishes or installments which are not readily available, provided that Landlord shall notify Tenant in writing that the particular material, finish, or installation was not readily available promptly upon Landlord's discovery of same; (iii) Tenant's failure to reasonably approve the Working Plans in accordance with this Addendum; (iv) change orders requested by Tenant; or (v) interference with Landlord's construction activities, caused by Tenant or by Tenant's agents, employees, contractors or subcontractors.
Landlord shall give Tenant written notice within a reasonable time of any circumstances that Landlord believes constitute delay caused by Tenant.



26.     Default.

        (a) Tenant's Default. At the option of Landlord, a default under this Lease by Tenant shall exist if any of the following events shall occur: (i) if Tenant shall have failed to pay Monthly Rent or any other sum required to be paid hereunder within ten (10) days when due and within three (3) days of written notice from landlord; (ii) if Tenant shall have failed to perform any term, covenant or condition of this Lease other than those requiring the payment of money, and Tenant shall have failed to cure such failure within fifteen (15) days after written notice from Landlord where such failure could reasonably be cured within such fifteen (15) day period; provided, however, that where such failure could not reasonably be cured within the fifteen (15) day period, that Tenant shall not be in default if it has commenced such cure within the fifteen
(15) day period and diligently thereafter prosecutes the same to completion which in all events must occur within sixty (60) days thereafter; (iii) if Tenant shall have assigned its assets for the benefit of its creditors; (iv) if the sequestrian or attachment of or execution on any material part of Tenant's Personal Property essential to the conduct of Tenant's business shall have occurred, and Tenant shall have failed to obtain a return or release of Tenant's Personal Property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; (v) if Tenant shall have failed to continuously or uninterruptedly conduct its business in the Premises, or shall have abandoned or vacated the Premises; (vi) if a court shall have made or entered any decree or order other than under the bankruptcy laws of the United States or any state adjudging Tenant to be insolvent; or approving as properly filed a petition seeking reorganization of Tenant; or directing the winding up or liquidation of Tenant and such decree or order shall have continued for a period of thirty (30) days; (vii) the filing of a voluntary petition in bankruptcy by Tenant, a voluntary petition for arrangement, a voluntary or involuntary petition for reorganization, or the filing of an involuntary petition by Tenant's creditors, immediately (unless involuntary, in which case when the petition remains undischarged for a period of sixty (60)
days); (viii) if Tenant shall have failed to timely comply with the provisions of Paragraphs 27 or 30 of this Lease.

        (b) Remedies. Upon a default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law in equity or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative; (i) Landlord may continue this Lease in full force and effect and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent when due; (ii) Landlord may, with or without terminating this Lease, re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Paragraph shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant; (iii) Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect, and relet the Premises or any part thereof. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, brokers' commissions which Landlord would not otherwise be required to pay, expenses of cleaning, redecorating, and further improving the Premises and like costs. Reletting may be for a period shorter or longer than the remaining Term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenants right to possession. Upon termination, Landlord shall have the right to remove all of Tenant's Personal Property and store same at Tenant's cost and to recover from Tenant as damages
(A) the worth at the time of award of any unpaid Rent and other sums due and payable which had been earned at the time of termination, plus (B) the worth at the time of award of the amount by which the unpaid Rent and other sums which would have been payable after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided, plus (C) the worth at the time of award of the amount by which the unpaid Rent and other sums due for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided, plus (D) any other amounts to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord, (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (iii) for leasing commissions; or (iv) for any other costs necessary or appropriate to relet the Premises; plus (E) at Landlord's election, such other amounts and remedies in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of California including, without limitation, the remedies provided by California Civil Code Section 1951.4, as amended from time to time.

        The "worth at the time of award" of the amounts referred to in Paragraphs 26(b)(iii)(A) and 26(b)(iii)(B) above is computed by allowing interest at the interest Rate on the unpaid Rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Paragraph 26(b)(iii)(C) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

        (c) Landlord's Default. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord (and its lender(s) of record who have provided Tenant with notice) specifying the nature of such default; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion.

27. Subordination. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any bona fide mortgage or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land or which the Premises are a part, this Lease shall be subject and subordinate at all times to; (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease.
If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor in interest to Landlord, attorn to and become the Tenant of the successor in interest to Landlord. Tenant covenants and agrees to execute and deliver, within ten (10) days of demand by Landlord and in the form requested by Landlord, ground lessor, mortgage or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute an additional default hereunder. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant, which appointment is coupled with an interest, to execute, deliver and record any such documents in the name and on behalf of Tenant.

28. Notices. Any notice or demand required or desired to be given under this Lease shall be in writing and shall be personally served or in lieu of personal service may be given by mail, if given by mail, such notice shall be deemed to have been given when seventy-two (72) hours have elapsed from the time when such notice was deposited in the United States mail, registered or certified, postage prepaid, return receipt requested, addressed to the party to be served. At the date of execution of this Lease, the addresses of Landlord and Tenant are as set forth in Paragraph 1. After the Commencement Date, the address of tenant shall be the address of the Premises. Either party may change its address by giving notice of same in accordance with this Paragraph.

29. ATTORNEYS' FEES. If either party brings any action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover Rent or other sums due, to terminate this Lease or to enforce, protect or establish any term, condition or covenant of this Lease or the right of either party hereunder or at law, the prevailing party shall be entitled to recover as a part of such action or proceedings, or in a separate action brought for that purpose, actual attorneys' fees and costs.

30. ESTOPPEL CERTIFICATE. Tenant shall within ten (10) days following written request by Landlord:

        (a) TENANT OBLIGATIONS. Execute and deliver to Landlord any documents, including estoppel certificates, in a form prepared by Landlord (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord or stating the nature of any uncured defaults; (iii) evidencing the status of the Lease as may be required by a lender making a loan to Landlord to be secured by deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord; (iv) certifying the current Monthly Rent amount and the amount and form of Security Deposit on deposit with Landlord; and (v) certifying to such other information as Landlord, Landlord's Agents, mortgagees, prospective mortgagees and purchasers may reasonably request.

        Tenant's failure to deliver an estoppel certificate within ten (10) days after delivery of Landlord's written request therefor shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) that there are now no uncured defaults in Landlord's performance; (iii) that not more than one (1) month's Monthly Rent has been paid in advance; and (iv) that the other information requested by Landlord is correct as stated in the form presented by Landlord.

        Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact, which appointment is coupled with an interest, to act in Tenant's name, place and stead to execute such estoppel certificate on Tenant's behalf.

        (b) FINANCIAL INFORMATION. Deliver to Landlord the current financial statements of Tenant, and financial statements of the two (2) years prior to the current financial statement's year, certified to be true, accurate and completed by the chief financial officer of Tenant, including a balance sheet and profit and loss statement for the most recent prior year, which statements shall be prepared on an accrual basis and accurately and completely reflect the financial condition of Tenant. Landlord agrees that it will keep such financial statements confidential and will use its best efforts to request confidentiality of Tenant's financial statements when delivered to any proposed purchaser of the Premises, the Project or any portion thereof and to the mortgagees or beneficiaries of Landlord or such purchaser.

31. TRANSFER OF THE PREMISES BY LANDLORD. Upon any conveyance of the Premises and assignment by Landlord of this Lease, Landlord shall be and is hereby entirely released from all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the date of such conveyance and assignment, and Tenant agrees to attorn to any entity purchasing or otherwise acquiring the Premises.

32. LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS. If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to and without waiving or releasing Tenant from any obligation of Tenant under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. All sums so paid by Landlord and all penalties, interest and costs in connection therewith shall be due and payable by Tenant to Landlord on the next day after such payment by Landlord, plus collection costs and attorneys' fees. Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Rent.

33. TENANT'S REMEDY. The obligations of Landlord do not constitute the personal obligation of the individual partners, trustees, directors, officers or shareholders of Landlord or its constituent partners. If Landlord shall fail to perform any covenant, term, or condition of this Lease upon Landlord's part to be performed, Tenant shall be required to deliver to Landlord written notice of the same. if, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Premises and out of Rent or other income from such property receivable by Landlord or out of consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title or interest in the Premises, and no action for any deficiency may be sought or obtained by Tenant.

34. MORTGAGEE PROTECTION. Upon any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be less than ninety (90) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary, to effect a cure. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Monthly Rent more than one (1) month in advance without the prior written consent of each such lender. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under the Lease to the lender with the most senior encumbrance upon receiving direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord.

35. BROKERS. Landlord and Tenant each warrant and represent to the other that neither has had any dealings with any real estate broker, agent or finder in connection with the negotiation of this Lease or the introduction of the parties to this transaction, except for the brokers identified in Paragraph (o) of the Lease Summary, and that it knows of no other real estate broker, agent or finder who is or might be entitled to a commission or fee in connection with this Lease. In the event of any such additional claims for brokers' or finders' fees with respect to this Lease, then Tenant shall indemnify, save harmless and defend Landlord from and against such claims if they shall be based upon any statement or representation or agreement by Tenant, and Landlord shall indemnify, save harmless and defend Tenant if such claims shall be based upon any statement, representation or agreement made by Landlord.

36. EXAMINATION OF LEASE. Submission of this Lease for examination or signature by Tenant does not create a reservation of or option to Lease. This Lease shall only become effective and binding upon full execution hereof by both Landlord and Tenant.

37. RECORDING. Tenant shall not record this Lease nor a short form memorandum thereof without Landlord's prior written consent.

38. QUITCLAIM. Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of the Premises.

39. MODIFICATIONS FOR LENDER. If in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification to this Lease as a condition to such financing. Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Tenant's rights hereunder.

40.     PARKING AND USE OF COMMON AREAS AND FACILITIES.

        (a) GRANT OF NONEXCLUSIVE COMMON AREA LICENSE AND RIGHT. Landlord hereby grants to Tenant and its successors and assigns, a nonexclusive license and right for Tenant and its permitted subtenants, in common with Landlord and all persons, firms and corporations conducting business in the Project and their respective customers, guests, licensees, invitees, subtenants, employees and agents, to use the Common Area within the Project for vehicular parking, for pedestrian and vehicular ingress, egress, egress and travel, and for such other purposes and for doing such other things as may be provided for, authorized and/or permitted by the CC&R's and the REA, such nonexclusive license and right to be appurtenant to Tenant's leasehold estate in and to the leased Premises created by this Lease. The nonexclusive license and right granted pursuant to the provisions of this Paragraph shall be subject to the CC&R's and the REA, which pertain in any way to the Common Area covered by such encumbrances, and the provisions of this Lease.

        (b) USE OF COMMON AREA. Notwithstanding anything to the contrary herein, Tenant agrees for itself and for its successors, assigns, employees and agents that it and they shall use the Common Area within the Project only for the purposes permitted hereby and by the CC&R's and the REA. It is understood that all uses permitted within the Common Area shall be undertaken with reason and judgment so as not to interfere with the primary use of said Common Area which is to provide parking and vehicular and pedestrian access throughout the Common Area within the Project and to adjacent public streets for the Landlord, its tenants, subtenants and all persons, firms and corporations conducting business within the Project and their respective customers, guests, and licensees. In no event shall Tenant erect or cause to be erected any structure, building, trailer, fence, wall, signs or other obstructions on the Common Area within the Project except as otherwise permitted herein or by the CC&R's or by the REA, nor shall Tenant store or sell any merchandise, equipment and/or materials on the Common Area within the Project.

        (c) CONTROL AND MAINTENANCE OF COMMON AREA.

                (i) Subject to provisions of the CC&R's and the REA, it is understood and agreed that all Common Area within the Project and all improvements located from time to time within such Common Area are for the general use, in common, of the Landlord and its tenants and subtenants and all persons, firms and corporations conducting business in the Project and their respective customers, guests, licensees, invitees, employees and agents, and shall at all times be subject to the exclusive control and management of the Landlord.

                (ii) Landlord shall have the right to construct, maintain and operate lighting facilities within the Common Area; to police the Common Area from time to time; to change the area, level, location and arrangement of the parking areas and other improvements within the Common Area; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to enforce parking charges (by operation of meters or otherwise); to close all or any portion of the Common Area or improvements therein to such extent as may, in the opinion of counsel for Landlord, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; to close temporarily all or any portion of the Common Area and/or the improvements thereon; to discourage noncustomer parking; and to do and perform such other acts in and to said Common Area and improvements thereon as, in the use of good business judgment, Landlord shall determine to be advisable. (See Rider No. 3)

                (iii) Subject to the provisions of the CC&R's and the REA, Landlord shall operate and maintain or cause to be operated and maintained, the Common Area within the Project in such a manner as Landlord in its sole discretion shall reasonably determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ or cause to be employed all personnel and to make or cause to be made all rules and regulations pertaining to or necessary for the proper operation and maintenance of the Common Area and the improvements located thereon.

                (iv) It is hereby further agreed that the use of the Common Area by Tenant, its permitted subtenants, if any, and their respective customers, guests, licensees, invitees, employees and agents may and shall be restricted such that no part of the Common Area may be used for the storage of any items, including without limitation, vehicles, materials, inventory and/or equipment. All trash and other refuse shall be placed in designated receptacles. There shall be no continued overnight parking of any vehicles of any kind, and vehicles which have been abandoned or parked in violation of the terms hereof may be towed away at the owner's expense. No work of any kind, including, without limitation, painting, drying, cleaning, repairing, manufacturing, assembling, cutting, merchandising and/or displaying shall be permitted. Parking within the Common Area shall be limited to striped parking stalls, and no parking shall be permitted in any driveways, accessways and/or in any area which would prohibit or impede the free flow of traffic within the Common Area.

                (v) Any use of the Common Area in violation of the restrictions set forth hereinabove shall constitute a material default under this Lease.

        (d) REVOCATION OF LICENSE. All Common Area and improvements located therein which Tenant is permitted to use and occupy pursuant to the provisions of this Lease are to be used and occupied under a revocable license and right, and if any such license be revoked, or if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to compensation or diminution or abatement of rent, nor shall such revocation or diminution of such areas be deemed constructive or actual eviction. It is understood and agreed that the condemnation or other taking or appropriation by any public or quasi-public authority, or sale in lieu of condemnation, of all or any portion of the Common Area within the Project, shall not constitute a violation of Landlord's agreements hereunder, nor shall Tenant be entitled to participate in or make any claim for any award or other condemnation proceeds arising from any such taking or appropriation of the Common Area.

        (e) LANDLORD'S RESERVED RIGHTS. Provided Landlord does not unreasonably interfere with Tenant's use of the Premises, Landlord reserves the right to install, use, maintain, repair, relocate and replace pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises or outside the Premises; change the boundary lines of the Project and install, use, maintain, repair, alter or relocate, expand and replace any Common Area. Such right of Landlord shall include, without limitation, designating from time to time certain portion of the Common Area as exclusively for the benefit of certain tenants in the Project.

41.     GENERAL.

        (a) CAPTIONS. The captions and headings used in this Lease are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

        (b) EXECUTED COPY. Any fully executed copy of this Lease shall be deemed an original for all purposes.

        (c) TIME. Time is of the essence for the performance of each term, condition and covenant of this Lease.

        (d) SEVERABILITY. If any one (1) or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

        (e) CHOICE OF LAW. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

        (f) GENDER; SINGULAR, PLURAL. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural.

        (g) BINDING EFFECT. The covenants and agreements contained in this Lease shall be binding on the parties hereto and on their respective successors and assigns to the extent this Lease is assignable.

        (h) WAIVER. The waiver by Landlord of any breach of any term, condition or covenant, of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord.

        (i) ENTIRE AGREEMENT. This Lease is the entire agreement between the parties, and supersedes and prior agreements, representations, negotiations or correspondence between the parties except as expressed herein. Except as otherwise provided herein no subsequent charge or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

        (j) AUTHORITY. If Tenant is a corporation or a partnership, each individual executing this Lease on behalf of said corporation or partnership, as the case may be, represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with its corporate bylaws, statement of partnership or certificate of limited partnership, as the case may be, and that this Lease is binding upon said entity in accordance with its terms. Landlord, at its option, may require a copy of such written authorization to enter into this Lease. The failure of Tenant to deliver the same to Landlord within seven (7) days of Landlord's request therefor shall be deemed a default under this Lease.

        (k) EXHIBITS. All exhibits, amendments riders and addenda attached hereto are hereby incorporated herein and made a part hereof.

        (l) LEASE SUMMARY. The Lease Summary at the beginning of this Lease is intended to provide general information only. In the event of any inconsistency between the Lease Summary and the specific provisions of this Lease, the specific provisions of this Lease shall prevail.

----------------------
* "continued" means: not more than four (4) nights in a row without interruption.

      (m) Approved Truck Route. Tenant understands and agrees to comply with certain restrictions imposed by the Orange County Board of Supervisors on vehicles with gross vehicle weight equal to or greater than seven (7) tons whereby trucks entering and leaving the Premises from the Lake Forest Interchange of the San Diego Freeway shall utilize only the following truck route: Lake Forest to Rockfield to Bake Parkway to Muirlands to Alton to Toledo to Parker. Tenant also agrees to cause its employees and use best efforts to cause agents to comply with this restriction and to advise its contractors, vendors and customers of this restriction.

      THIS LEASE is effective as of the date the last signatory necessary to execute the Lease shall have executed this Lease.

"LANDLORD"                          THE IRVINE COMPANY
                                    --------------------------------------------
                                    a Michigan corporation
                                    --------------------------------------------

                                    --------------------------------------------

                                    By    /s/ RICHARD G. SIM
                                          --------------------------------------
                                              Richard G. Sim

                                    Its       Vice President
                                          --------------------------------------

                                    By    /s/ ROBERT E. WILLAMS, JR.
                                          --------------------------------------
                                              Robert E. Williams, Jr.

                                    Its       Assistant Secretary
                                          --------------------------------------

"TENANT"                            KOFAX IMAGE PRODUCTS, INC.
                                    --------------------------------------------
                                    a California corporation
                                    --------------------------------------------

                                    --------------------------------------------

                                    By    /s/ DAVID SILVER               5/10/88
                                          --------------------------------------
                                              David Silver

                                    Its       President
                                          --------------------------------------

                                    By    /s/ DEAN A. HOUGH              5/10/88
                                          --------------------------------------
                                              Dean A. Hough

                                    Its       Secretary
                                          --------------------------------------


(n) Consents and Approvals. In the event any term or provision of this Lease requires the consent, approval or determination by either party hereto, unless otherwise specifically provided within specific provisions of this Lease, such consent approval shall not be unreasonably withheld and such determination shall be reasonably made,

                                    EXHIBIT A

                             DESCRIPTION OF PREMISES

This Exhibit is hereby attached to and made a part of the Lease dated:
March 31, 1988 by and between THE IRVINE COMPANY, a Michigan corporation, as Landlord and KoFAX IMAGE PRODUCTS, INC., a California corporation, as Tenant for the Premises known as 3 Jenner Street, Suite 100, Irvine, California.


                                   [DIAGRAM]

                                    EXHIBIT B

                             DESCRIPTION OF PROJECT

This Exhibit is hereby attached to and made a part of the Lease dated:
March 31, 1988, by and between THE IRVINE COMPANY, a Michigan corporation, as Landlord and KoFAX IMAGE PRODUCTS, INC., a California corporation, as Tenant for the Premises known as 3 Jenner Street, Suite 100, Irvine, California.


                                   [DIAGRAM]

                                    EXHIBIT C

                      TENANT IMPROVEMENTS PRELIMINARY PLANS

This Exhibit is hereby attached to and made a part of the Lease dated:
March 31, 1988, by and between THE IRVINE COMPANY, a Michigan corporation, as Landlord and KoFAX IMAGE PRODUCTS, INC., a California corporation, as Tenant for the Premises known as 3 Jenner Street, Suite 100, Irvine, California.


                                   [DIAGRAM]

                                    EXHIBIT D

                          COMMENCEMENT DATE MEMORANDUM

To.:______________________________________________  Date: _____________________

RE:  Lease dated March 31, 1988, by and between THE IRVINE COMPANY, a
     Michigan corporation, as Landlord and KoFAX IMAGE PRODUCTS, INC., a California corporation, as Tenant concerning Premises located at 3 Jenner Street, Suite 100, Irvine California.

     Gentlemen:

     In accordance with the subject Lease, the undersigned hereby agree:

     1. That the Improvements to the Premises have been substantially completed in accordance with the subject Lease, subject to the punch list items agreed to by the parties pursuant to the terms and provisions of the Lease.

     2. Under the provisions of the subject Lease, the Commencement Date of said Lease is ________________________________________________________.

     3. That in accordance with the subject Lease, Monthly Rent commences to accrue on ____________________________________________________________.

     4.  Rent in the amount of ________________________________________________
         Dollars ($___________), subject to adjustment in accordance with the terms of the subject Lease, is due and payable in advance on the first day of each and every month during the Term of said Lease. Rent checks should be made payable to _____________________________________________
         at ___________________________________________________________________.


LANDLORD:                           THE IRVINE COMPANY

                                    a Michigan corporation


                                    By:
                                          --------------------------------------
                                              Richard G. Sim

                                    Its       Vice President
                                          --------------------------------------

                                    By:
                                          --------------------------------------
                                              Robert E. Williams, Jr.

                                    Its       Assistant Secretary
                                          --------------------------------------

TENANT:                             KoFAX IMAGE PRODUCTS, INC.

                                    a California corporation


                                    By:
                                          --------------------------------------
                                              David Silver

                                    Its       President
                                          --------------------------------------

                                    By:
                                          --------------------------------------
                                              Dean A. Hough

                                    Its       Secretary
                                          --------------------------------------

                                    EXHIBIT E

                                RENT ADJUSTMENTS

This Exhibit is hereby attached to and made a part of the Lease dated:
March 31, 1988, by and between THE IRVINE COMPANY, a Michigan corporation, as Landlord and KoFAX IMAGE PRODUCTS, INC., a California corporation, as Tenant for the Premises known as 3 Jenner Street, Suite 100, Irvine, California.

   YEAR      MONTHS FROM COMMENCEMENT DATE        MONTHLY RENTAL RATE
   ----      -----------------------------        -------------------
     1           Month   1 through 12              $20,431 per month
     2           Months 13 through 24              $20,431 per month
     3           Months 25 through 36              $22,002 per month
     4           Months 37 and 38                  $22,002 per month

                                (See Rider No. 1)

                                    EXHIBIT G

                              RULES AND REGULATIONS

This Exhibit is hereby attached to and made a part of the Lease dated:
March 31, 1988, by and between THE IRVINE COMPANY, a Michigan corporation, as Landlord and KoFAX IMAGE PRODUCTS, INC., a California corporation, as Tenant for the Premises known as 3 Jenner Street, Suite 100, Irvine, California.

        1. No sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, or halls shall be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from Demised Premises of the Building and if Demised Premises is situated on the ground floor of the Building, Tenant shall further, at Tenant's own expense, keep the sidewalks and curb directly in front of Demised Premises clean and free from rubbish.

        2. No awning or other projection shall be attached to the outside walls or windows of the Building without the prior written consent of Landlord. No curtains, blinds, shades, drapes, or screens shall be attached to or hung in, or used in connection with any window or door of Demised Premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, drapes, screens, and other fixtures must be of a quality, type, design, color, material, and general appearance approved by Landlord, and shall be attached in the manner approved by Landlord. All electrical fixtures hung in offices or spaces along the perimeter of Demised Premises must be fluorescent, of a quality, type, design, bulb color, size, and general appearance approved by Landlord.

        3. No sign, advertisement, notice, or other lettering shall be exhibited, inscribed, painted, or affixed by Tenant on any part of the outside or inside of Demised Premises or of the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant. Interior signs on doors and directory tablet shall be inscribed, painted, or affixed for Tenant by Landlord at the expense of Tenant, and shall be of a quality, quantity, type, design, color, size, style, composition, material, location, and general appearance acceptable to Landlord.

        4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light or air into the halls, passageways, or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels, or other articles be placed on the window sills, or in the public portions of the Building.

        5. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in public portions thereof without the prior written consent of Landlord.

        6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant to the extent that Tenant or Tenant's agents, servants, employees, contractors, visitors, or licensees shall have caused the same.

        7. Tenant shall not mark, paint, drill into, or in any way deface any part of Demised Premises or the Building. No boring, cutting, or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct.

        8. No animal or bird of any kind shall be brought into or kept in or about Demised Premises or the Building.

        9. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them. Tenant shall not throw anything out of the doors, windows, or skylights or down the passageways.

        10. Neither Tenant nor any of Tenant's agents, servants, employees, contractors, visitors, or licensees shall at any time bring or keep upon Demised Premises any flammable, combustible, or explosive fluid, chemical, or substance.

        11. No additional locks, bolts, or mail slots of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any change be made in existing locks or the mechanism, thereof. Tenant must, upon the termination of the tenancy, restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

        12. All removals, or the carrying in or out of any safes, freights, furniture, fixtures, bulky matter, or heavy equipment of any description must take place during the hours which Landlord or its agent may determine from time to time. Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon two-inch thick plank strips to distribute the weight. The moving of safes, freight, furniture, fixtures, bulky matter, or heavy equipment of any kind must be made upon previous notice to the Superintendent of the Building and in a manner and at times prescribed by him, and the persons employed by Tenant for such work are subject to Landlord's prior approval. Landlord reserves the right to inspect all safes, freight, or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight, or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

        13. Tenant shall not occupy or permit any portion of Demised Premises to be occupied as an office that is not generally consistent with the character and nature of an ordinary desk-type office. Nor shall Tenant permit any portion of the Demised Premises to be used (a) for an employment agency, a public stenographer or typist, a labor union office, a physician's or dentist's office, a dance or music studio, a school, a beauty salon or barber shop, the business of photographic or multilith reproductions or offset printing (not precluding using any part of Demised Premises for photographic, multilith, or multigraph reproductions solely in connection with Tenant's own business and/or activities), a restaurant or bar, an establishment for the sale of confectionery or soda or beverages or sandwiches or ice cream or baked goods, an establishment for the preparation or dispensing or consumption of food or beverages (of any kind) in any manner whatsoever, or as a news or cigar stand, or as a radio or television or recording studio, theatre, or exhibition hall, for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods, or property of any kind at auction, or for lodging, sleeping, or for any immoral purpose, or for any business which would tend to generate a large amount of foot traffic in or about the Building or the land upon which it is located, or any of the areas used in the operation of the Building, including but not limited to any use (i) for a banking, trust company, depository, guarantee, or safe deposit business, (ii) as a savings bank, or a savings and loan association, or as a loan company, (iii) for the sale of travelers checks, money orders, drafts, foreign exchange, or letters of credit or for the receipt of money for transmission, (iv) as a stock broker's or dealer's office or for the underwriting of securities, or (v) a government office or foreign embassy or consulate, or (vi) tourist or travel bureau, or (b) a use which conflicts with any so-called "exclusive" then in favor of, or is for any use the same as that stated in any percentage lease to, another tenant of the Building or the Park, or (c) a use which would be prohibited by any other portion of this Lease (including but not limited to any Rules and Regulations then in effect) or in violation of law. Tenant shall not engage or pay any employees on Demised Premises, except those actually working for Tenant on Demised Premises nor shall Tenant advertise for laborers giving any address at Demised Premises.

        14. Landlord shall have the right to prohibit any advertising or business conducted by Tenant referring to the Building or the Park which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a first-class building for offices, or the Park, and upon notice from Landlord, Tenant shall refrain from or discontinue such advertising.

        15. Tenant's contractors shall, while in the Building or elsewhere in the Park, be subject to and under the control and direction of the Superintendent of the Building (but not as agent or servant of said Superintendent or of Landlord).

        16. If Demised Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of Demised Premises by Tenant, its agents, servants, employees, contractors, visitors, or licensees, Tenant shall forthwith at Tenant's expense cause the same to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord,

        17. The requirements of Tenant shall be attended to only upon application at the office of the Building. Building personnel shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of the Landlord.

        18. Canvassing, soliciting, and peddling in the Building or in the Park are prohibited and Tenant shall cooperate to prevent the same.

        19. No water cooler, air conditioning unit or system, or other apparatus shall be installed or used by Tenant without the written consent of Landlord.

        20. Tenant, Tenant's agents, servants, employees, contractors, licensees, or visitors shall not park any vehicles in any driveways, service entrances, or areas posted "No Parking."

        21. Tenant shall install and maintain, at Tenant's sole cost and expense, an adequate visibly marked (at all times properly operational) fire extinguisher next to any duplicating or photocopying machine or similar heat producing equipment, which may or many not contain combustible material, in Demised Premises.

        22. Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in Demised Premises, nor shall Tenant use any picture of the Building in its advertising, stationery, or in any other manner without the prior written permission of Landlord. Landlord expressly reserves the right at any time to change said name without in any manner being liable to Tenant therefor.

                                   RIDER NO. 1

                              RENT WAIVER AGREEMENT

Reference is made to that certain Lease, dated March 31, 19889 by and between THE IRVINE COMPANY, a Michigan corporation, as Landlord and KoFAX IMAGE PRODUCTS, INC., a California corporation, as Tenant for 3 Jenner Street, Suite 100, Irvine, California,

Notwithstanding the Rent provision of the Lease, Landlord waives the Monthly Rent for 15,544 square feet of the designated Premises in Exhibit A for a period of four (4) consecutive months beginning thirty (30) days after the Lease Commencement Date. However, Additional Rent, including but not limited to any amortized tenant improvement costs, Tenant's prorata share of Operating Expenses, and Real Property Taxes, will not be abated.

Notwithstanding the Rent provision of-the Lease, Landlord waives the Monthly Rent and the Tenant's prorata share of Operating Expenses, and Real Property Taxes for 4,091 square feet of the designated Premises in Exhibit A for a period of twelve (12) consecutive months beginning on the Lease Commencement Date. However, Additional Rent, including but not limited to any amortized Tenant improvement costs, will not be abated.

Provided, however, that the Monthly Rent payable during the period set forth above ("Rent Waiver Period") shall be payable if any event of default under the Lease occurs at any time during the Term of the Lease, in which event on the occurrence of such event of default, all such Monthly Rent for the Rent Waiver Period shall become immediately due and payable by Tenant to Landlord, unless such default is cured.

Tenant and Landlord agree that all terms and conditions of the above-referenced Lease shall be in full force and effect (except the obligation to pay Monthly
Rent) during the Term of the Lease,

                                   RIDER NO. 2

       PROSPECTIVE RECIPROCAL EASEMENT, ACCESS, AND MAINTENANCE AGREEMENT

This Rider is hereby attached to and made a part of the Lease dated:
March 31, by and between THE IRVINE COMPANY, a Michigan corporation, as Landlord and KoFAX IMAGE PRODUCTS, INC., a California corporation, as Tenant for the Premises known as 3 Jenner Street, Suite 100, Irvine, California.

Tenant understands that the Building in which the Premises are located is a part of the multi-building Project ("Project") which covers the area shown on Exhibit B attached to this Lease and which has not yet been fully developed, It is anticipated that a Reciprocal Easement, Access, and Maintenance Agreement or like instrument ("REA") may be recorded against all of the Project or a portion of the Project which includes the Building In which the Premises are located for the mutual benefit of all owners of property within the Project encumbered by the REA and their tenants, imposing certain restrictions, covenants, easements, and obligations upon the Premises, Landlord, and Tenant in order to obtain such benefit. Such REA may or may not be established in connection with a possible subdivision of Lot 18 of the Project into three (3) separate legal parcels, The REA will likely contain, without limitation, the following:

                (1) reciprocal easements for vehicular and pedestrian access and circulation over certain portions of the Project designed for reciprocal access and circulation;

                (2) covenants for the maintenance and repair (or reimbursement for the costs thereof if done by an "Operator" designated in the REA) of the exterior of all buildings, landscaping, and parking areas;

                (3) assessment provisions for the reimbursement of costs incurred by an "Operator" designated in the REA and who is authorized to enforce the REA and/or perform certain maintenance and repair functions specified therein. Such assessments will be allocated by either a separate charge attributable directly to work or services provided for the Premises, or on an in-common basis for the whole Project, in which event Tenant shall only be responsible for Tenant's Percentage of such assessment.

Tenant agrees to this Lease and Tenant's occupancy of the Premises hereunder shall, upon the recordation of the REA in the Official Records of Orange County, be subject to the REA and Tenant agrees to abide thereby. Landlord shall deliver a copy of the REA to Tenant concurrently with or promptly following its recordation. To the extent the obligations imposed by, or services provided by the Operator under, the REA are the same obligations imposed upon Landlord under the Lease, they shall be performed by Landlord or the Operator under the REA and the cost thereof shall be paid by Tenant to the Operator as provided in the REA or to Landlord as Additional Rent in accordance with the provisions of Paragraph 5(c) of the Lease; to the extent such obligations are the same obligations imposed upon Tenant under the Lease, such obligations shall be performed by Tenant at Tenant's cost.

                                   RIDER NO. 3

                                     PARKING

This Rider is hereby attached to and made a part of the Lease dated: March 31, 1988, by and between THE IRVINE COMPANY, a Michigan corporation, as Landlord and KoFAX IMAGE PRODUCTS, INC., a California corporation, as Tenant for the Premises known as 3 Jenner Street, Suite 100, Irvine, California.

During the Term of this Lease, Tenant shall have the right to use four (4) parking spaces per 1,000 square feet of the "Premises". Such parking rights shall be subject to the provisions of Paragraph 40 of the Lease, shall be at no additional charge to Tenant (subject to Tenant's obligations under Paragraph 16 of the Lease), and shall be on a non-exclusive basis in common with other tenants of the Project.

                                   RIDER NO. 4

                                     SIGNAGE

This Rider is hereby attached to and made a part of the Lease dated: March 31, 1988, by and between THE IRVINE COMPANY, a Michigan corporation, as Landlord and KoFAX IMAGE PRODUCTS, INC., a California corporation, as Tenant for the Premises known as 3 Jenner Street, Suite 100, Irvine, California,

Landlord grants Tenant, subject to Landlord's Signage Program developed for the Project, the exclusive right, at Tenant's sole cost and expense to erect one (1) "Major Tenant Identification Sign" setting forth its trademark or the name under which it conducts business; provided that Tenant shall submit to Landlord for its approval, which approval shall not be unreasonably withheld, conditioned or delayed, detailed plans and specifications for the sign Tenant proposes to erect showing the size, exact location, color and materials of such sign. The cost of planning, engineering, construction, maintenance and removal of any such sign shall be the sole and exclusive obligation of Tenant. In the construction and maintenance of such sign, Tenant shall comply with all applicable governmental laws, rules, regulations, ordinances, orders and requirements and any private covenants, conditions and restrictions affecting the Building or the Demised Premises of which Landlord has provided notice to Tenant. The sign rights herein granted to Tenant are personal and may not be assigned, sublet, transferred, conveyed or otherwise alienated in any fashion, without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Upon expiration or earlier termination of this Lease or any assignment or subletting by Tenant of all or substantially all of the Premises, Tenant at its sole cost and expense shall remove any such sign and repair any damage to the Building caused by such removal,

                                   RIDER NO. 5

                             Phased Use of Premises

        This Rider is hereby attached to and made a part of the Lease dated:
March 31, 1988 by and between THE IRVINE COMPANY, a Michigan corporation, as Landlord and KoFAX IMAGE PRODUCTS, INC., a California corporation, as Tenant for the Premises known as 3 Jenner Street, Suite 100, Irvine, California

        Notwithstanding any other provision contained in the Lease, Tenant shall take possession of the Premises in two (2) phases, the first phase ("Phase I Premises") to consist of 15,544 square feet of the Premises as shown on Exhibit "A" to the Lease, with possession to commence in accordance with Paragraph 4 of the Lease, and the second phase ("Phase II Premises") to consist of the remaining 4,091 square feet of the Premises. Tenant anticipates taking possession of the Phase II Premises on or about July 1, 1989, however, the Tenant's Lease payment obligations with respect to the Phase II Premises shall commence ("Phase II Commencement") upon the earlier of (i) the date Tenant commences occupancy of the Phase II Premises (if Tenant takes occupancy prior to July 1, 1989), or (ii) the date upon which the Tenant Improvements for the Phase II Premises are completed, as evidenced by the first to occur of City approval of said Tenant Improvements or the certification of substantial completion of the Tenant improvements by Landlord's architect supervising construction of said Tenant Improvements (if later than July 1, 1989). Notwithstanding the third paragraph of the Rent Waiver Agreement set forth in Rider No. 1 of the Lease, Tenant shall begin paying Monthly Rent and Tenant's pro rata share of Operating Expenses and Real Property Taxes for the Phase II Premises upon the Phase II Commencement.

        Tenant's phased use of the Premises shall in no event (a) extend the Term of the Lease beyond what is set forth in Paragraph 4(a) of the Lease, or
(b) limit or diminish any of the Tenant's other duties, obligations or responsibilities under the Lease except as specifically set forth in this Rider No. 5.

                                  Schedule III

                     Quality of Construction Material Letter

                 (The following is intended as an example only)

REFERENCE:  Building(s) 2,3,4 & 5 Jenner and 8 & 10 Pasteur Industrial

                              DESCRIPTION OF ITEMS

The following listed items represent the quality of materials to be provided in the Preliminary Cost Estimate provided by Landlord for the Tenant Improvements. The Preliminary Cost Estimate will also include an allowance for building permit and space planning costs.

        1.      DEMISING PARTITION

                3-5/8", 25 gauge steel studs at 24" O.C. with 5/8" type "x" gypsum board each side. Installed from slab to structure above, R-11 batt installation in wall cavity.

        2.      INTERIOR PARTITION

                2-1/2" 25 gauge steel studs at 24" O.C. with 5/8" type "x" gypsum board each side installed from slab to underside of ceiling grid with seismic bracing per City of Irvine Building Code.

        3.      DOORS AND FRAMES

                Solid core doors 3' - 0" x 8' - 0" high, Mendocino Oak.

        4.      ACOUSTICAL CEILING

                2' x 4' white enameled steel grid, 800 series by Chicago
                Metallic.

        5.      LIGHT FIXTURES

                2' x 4' recessed fluorescent light fixture with 3 lamps, energy saving ballast, and acrylic prismatic lens. Lithonia #GT 440 RW A-12 277ES.

        6.      LIGHT SWITCHES

                Two (2) gang switches with white plastic cover plate.

        7.      DUPLEX OUTLETS

                120 volt - 15 amp receptacle with white cover plate.

        8.      TELEPHONE OUTLET

                Standard mudring with standard cover plate with conduit to 6" above ceiling.

        9.      EXIT SIGN

                Exit signs as required by City.

        10.     HEATING VENTILATION & AIR CONDITIONING

                Water source heat pump system. Distribution through 2 x 2 louver face adjustable grill supply and perforated face diffusers.

        11.     FIRE EXTINGUISHER

                Sampson model 99 fire cabinet with 2A 10BC minimum rated fire extinguisher or equal.

        12.     SPRINKLER HEADS

                Semi-recessed chrome heads in improved office area of buildings 1 & 2. Standard heads all other areas.

        13.     FLOORCOVERING

                Office: 30 oz. cut pile carpet. Installed over 5/16" Nova cushion pad, carpet shall be by Designweave, Pattern: Danapoint, or vinyl composition tile throughout improved office area.

        14.     BASE

                2" rubber base by Roppe, color per building standard.

        15.     PAINT

                Standard paint Frazee "Vinyl-Lux" latex paint with Eggshell finish or equivalent. One coat to cover all walls.

        16.     WINDOW COVERINGS

                White miniblinds.

                             1st AMENDMENT TO LEASE

     I. PARTIES AND DATE.

     This First Amendment to Lease (this "Amendment") dated as of March 7, 1990, is entered into by and between The Irvine Company, a Michigan Corporation ("Landlord"), and Kofax Image Products, ("Tenant").

     II. RECITALS.

     Landlord and Tenant entered into [are successors in interest to) that certain Standard Form Lease [between The Irvine Company and Kofax Image Products] dated as of March 31, 1988, as amended by amendments dated _________________ (as amended, the "Lease"), concerning certain premises ("Premises") located at 3 Jenner Street, Suite 100, Irvine, California.

     Landlord and Tenant desire to modify the Lease as set forth in this Amendment, which modifications shall be deemed effective as of the date of this Amendment as indicated above.

     III. MODIFICATIONS.

     Landlord and Tenant hereby agree that the Lease shall be modified and/or supplemented as follows:

     A. Rent Adjustments. Exhibit "E" to the Lease is hereby deleted and replaced in full by the Exhibit "E" which is attached hereto as Exhibit "A" to this Amendment and incorporated herein by this reference.

     IV. GENERAL.

     A. Effect of Amendments. Except to the extent the Lease is modified by this Amendment, the remaining terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail.

     B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to its subject matter and can be changed only by an instrument in writing signed by Landlord and Tenant.

     C. Counterparts. If this Amendment is executed in counterparts, each counterpart shall be deemed an original.

                                                                  Initials _____

     D. Defined Terms. All capitalized terms used and not otherwise defined in this Amendment, but defined in the Lease, shall have the same meaning in this Amendment as in the Lease.

     E. Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment for the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

     F. Attorneys' Fees. The provisions of the Lease respecting payment of attorney's fees shall also apply to this Amendment.

                                   "Landlord"

                                   The Irvine Company
                                   a Michigan Corporation

                                   By:  /s/  ROBERT E. WILLIAMS, JR.
                                      ------------------------------------------
                                        Robert E. Williams, Jr.

                                   Its:        Senior Director
                                      ------------------------------------------

                                   By:  /s/  RICHARD A. JONES
                                      ------------------------------------------
                                        Richard A. Jones

                                   Its:  Assistant Secretary
                                      ------------------------------------------

                                   "Tenant"

                                   Kofax Image Products Inc.
                                   a California Corporation

                                   By:  /s/  DAVID SILVER
                                      ------------------------------------------
                                        David Silver

                                   Its:  President
                                      ------------------------------------------

                                   By:  /s/  DEAN A. HOUGH
                                      ------------------------------------------
                                        Dean A. Hough

                                   Its:  Secretary
                                      ------------------------------------------



                                                                  Initials _____

                                    EXHIBIT A

                                RENT ADJUSTMENTS

This Exhibit is hereby attached to and made a part of the Lease dated: March 31, 1988, by and between THE IRVINE COMPANY, a Michigan corporation, as Landlord and KOFAX IMAGE PRODUCTS, INC., a California corporation, as Tenant for the Premises known as 3 Jenner Street, Suite 100, Irvine, California.

                     BASE RENT                 MONTHLY RENTAL RATE
                     ---------                 -------------------
                     09/16/88  -  10/15/88         $16,174.00
                     10/16/88  -  02/15/89               0
                     02/16/89  -  09/15/89         $16,174.00

                     09/16/89  -  09/30/89         $18,302.50
                     10/01/89  -  03/31/90         $20,431.00
                     04/01/90  -  08/31/90         $25,950.27
                     09/01/90  -  09/30/90         $26,735.77
                     10/01/90  -  10/31/91         $27,521.27
                     11/01/91  -  11/15/91         $11,001.00

                 (See Rider No. 1 of Lease dated March 31, 1988)

                            SECOND AMENDMENT TO LEASE

     I. PARTIES AND DATE.

     This Second Amendment to Lease (this "Amendment") dated as of May 4, 1990, is entered into by and between THE IRVINE COMPANY, A Michigan Corporation, ("Landlord"), and KOFAX IMAGE PRODUCTS, a California Corporation ("Tenant").

     II. RECITALS.

     Landlord and Tenant entered into that certain Standard Form Lease dated as of March 31,1988, as amended by an amendment dated March 7, 1990 (as amended, the "Lease"), concerning certain premises ("Premises") located at 3 Jenner Street, Suite 150, Irvine, California.

     Landlord and Tenant now desire to expand the "Premises" to include the additional 5,735 gross square feet of space, more particularly shown on Exhibit "A" attached hereto and incorporated herein by reference ("Additional Space").

     III. MODIFICATIONS,

     Landlord and Tenant hereby agree that the Lease shall be modified and / or supplemented as follows:

     A. Expanded Premises. Landlord hereby leases the Additional Space to Tenant, and Tenant hereby leases the Additional Space from Landlord, on the terms and conditions herein provided. From and after the date hereof, the "Premises" under the Lease shall consist of the Premises described on Exhibit "A" to the Lease together with the Additional Space described on Exhibit "A" to this Amendment.

     B. ADDITIONAL SPACE IMPROVEMENTS. Landlord shall construct, at its expense, the following improvements to the Additional Space: Refer to the attached Exhibit "B".

     C. ADDITIONAL RENT. Commencing on the earlier of: (i) July 1, 1990, or (ii) the date Tenant commences occupancy of the Additional Space (the "Additional Space Commencement Date"), Tenant shall pay to Landlord Monthly Rent (in addition to the Monthly Rent payable as now provided in the Lease) for the Additional Premises, in advance on the first day of the month, as follows:

              SCHEDULE                             MONTHLY RENT
              --------                             ------------
     July and August, 1990                           $5,964.40
     September, 1990                                 $6,423.20
     October, 1990 through
       October, 1991                                 $6,423.20
     November, 1991 through
       November 15, 1991                             $3,211.60

     If the Additional Space Commencement Date is not the first (1st) day of the month, a prorated installment of Monthly Rental for the Additional Space based on a thirty (30) day month shall be paid for the fractional month during which Additional Space Commencement Date occurs.

     D. REVISED TENANT'S PERCENTAGE. Commencing on the Additional Space Commencement Date, the "Tenant's Percentage" (as set forth in Paragraph Q of the Lease Summary) for purposes of calculating Tenant's prorata obligation for Operating Expenses, shall be revised to 17.46%.

     IV. GENERAL.

     A. Effect of Amendments. Except to the extent the Lease is modified by this Amendment, the remaining terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail.

     B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to its subject matter and can be changed only by an instrument in writing signed by Landlord and Tenant.

     C. Counterparts. If this Amendment is executed in counterparts, each counterpart shall be deemed an original.

     D. Defined Terms. All capitalized terms used and not otherwise defined in this Amendment, but defined in the Lease, shall have the same meaning in this Amendment as in the Lease.

     E. Corporate and Partnership Authority. If Tenant is a corporation or a partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment for the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

     F. Attorney's Fees. The provisions of the Lease respecting payment of attorney's fees shall also apply to this Amendment.

                                   "Landlord"

                                   THE IRVINE COMPANY
                                   a Michigan Corporation


                                   By:  /s/  ROBERT E. WILLIAMS, JR.
                                      ------------------------------------------
                                      Robert E. Williams, Jr.
                                      Senior Director


                                   By:  /s/  RICHARD A. JONES
                                      ------------------------------------------
                                      Richard A. Jones
                                      Assistant Secretary


                                   "Tenant"

                                   KOFAX IMAGE PRODUCTS
                                   a California Corporation


                                   By:  /s/  DAVID SILVER
                                      ------------------------------------------
                                      David Silver
                                      President

                                   By:  /s/  DEAN A. HOUGH
                                      ------------------------------------------
                                      Dean A. Hough
                                      Secretary

                                    EXHIBIT A








                                   Suite 1500

                                    Exhibit B

                                   WORK LETTER

                         (Tenant Improvement Allowance)

                                   Industrial

     In connection with the Lease (the "Lease") to which this Exhibit B (this "Work Letter") is attached, and in consideration of the mutual covenants contained in the Lease and in this Work Letter, Landlord and Tenant agree as follows:

     1. APPLICATION OF EXHIBIT

     Capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Lease. The provisions of this Work Letter shall apply to the planning and completion of leasehold improvements requested by Tenant (the "Tenant Improvements") for the fitting out of the Initial Premises, as more fully set forth herein.

     2. LANDLORD AND TENANT PRE-CONSTRUCTION OBLIGATIONS

     (a) PRELIMINARY PLANS. Attached to this Work Letter as Schedule I are preliminary space plans for the Tenant Improvements (the "Preliminary Plans"), which include, without limitation, sketches and/or drawings showing locations of doors, partitioning, electrical fixtures, outlets and switches, plumbing fixtures, floor loads and other requirements. Tenant acknowledges that the Preliminary Plans have been prepared by Landlord's Architect after consultation and cooperation between Tenant and Landlord's Architect regarding the proposed Tenant Improvements and preparation of the Preliminary Plans for same. Landlord and Landlord's Architect shall be entitled, in all respects, to rely upon all information supplied by Tenant regarding the Tenant Improvements, and in all cases the Preliminary Plans (i) shall be subject to Landlord's final approval, which approval shall not be unreasonably withheld, (ii) shall not be in conflict with building codes for the City of Irvine or with insurance regulations for a fire resistive Class A building, and (iii) shall be in a form satisfactory to appropriate governmental authorities responsible for issuing permits and licenses required for construction. The costs associated with preparation of the Preliminary Plans shall be borne by Tenant and paid as set forth in Section 5 and Section 6 of this Work Letter.

     (b) PRELIMINARY PRICE ESTIMATE. Attached to this Work Letter as Schedule II is an estimated breakdown of the construction costs for the Tenant Improvement Costs (as hereinafter defined) based on the Preliminary Plans (the "Preliminary Price Estimate"), including the cost of the Preliminary Plans and Working Drawings and any and all fees, prepared by Landlord in conjunction with the Contractor (as hereinafter defined). The Preliminary price estimate will be updated and revised as necessary.

     (c) APPROVAL OF PRELIMINARY PLANS AND PRELIMINARY PRICE ESTIMATE. Tenant acknowledges that Tenant's execution of the Lease shall be conclusive evidence that Tenant has reviewed and approved the Preliminary Plans and the Preliminary Price Estimate.

     (d) WORKING DRAWINGS. Within fourteen (14) days following full execution of this Lease by both Landlord and Tenant, Landlord's Architect shall prepare working drawings (the "Working Drawings") for the Tenant Improvements based upon the approved Preliminary Plans. The Working Drawings shall include architectural, mechanical and electrical construction drawings for the Tenant Improvements based on the Preliminary Plans. The costs associated with preparation of the Working Drawings shall be borne by Tenant and paid as set forth in Section 5 and Section 6 of this Work Letter.

     (e) APPROVAL OF WORKING DRAWINGS. Landlord or Landlord's Architect shall submit the Working Drawings to Tenant for Tenant's review, and Tenant shall notify Landlord and Landlord's Architect within five (5) days after delivery thereof of any requested revisions. Within five (5) days after receipt of Tenant's notice, Landlord's Architect shall make all approved revisions to the Working Drawings and submit two (2) copies thereof to Tenant for its final review and approval, which approval shall be given within three (3) days thereafter. Concurrently with the above review and approval process, Landlord may submit all plans and specifications to City and other applicable governmental agencies in an attempt to expedite City approval and issuance of all necessary permits and licenses to construct the Tenant Improvements as shown on the Working Drawings. Any changes which are required by City or other governmental entity shall be immediately submitted to Landlord for Landlord's review and reasonable approval, and Landlord shall promptly notify Tenant of such changes.

     (f) SCHEDULE OF CRITICAL DATES. Set forth below is a schedule of certain critical dates relating to Landlord's and Tenant's respective obligations with respect to the design and construction of Tenant's Improvements for the Premises. Such dates and the respective obligations of Landlord and Tenant are more fully described elsewhere in this Work Letter. The purpose of the following schedule is to provide a reference for Landlord and Tenant and to make certain the Final Approval Date occurs as set forth herein. Following the Final Approval Date, Tenant shall be deemed to have released Landlord to commence construction of the Tenant Improvements as set forth in Section 4 below.

         REFERENCE                       DATE DUE                                      RESPONSIBLE PARTY
         ---------                       --------                                      -----------------
    A.   "Preliminary Plan Approval"     The date of execution of Lease                   Tenant and
                                                                                           Landlord

    B.   "Preliminary Price              The date of execution of Lease                     Tenant
         Estimate Approval"

    C.   "Working Drawings Completion"   Fourteen (14) days after full                      Landlord
                                         execution of Lease

    D.   "Working Drawings Review"       Five (5) days after Landlord submits
                                         the Working Drawings to Tenant                      Tenant

    E.   "Working Drawings Revision"     Five (5) days after Tenant returns
                                         the Working Drawings to Landlord                   Landlord

    F.   "Final Approval Date"           Three (3) days attar Landlord submits
                                         the revised Working Drawings to Tenant              Tenant

     3. BUILDING PERMIT

     After the Final Approval Date has occurred, Landlord shall, if Landlord has not already done so, submit the Working Drawings to the appropriate governmental body or bodies for final plan checking and a building permit. Landlord, with Tenant's cooperation, shall cause to be made any change in the Working Drawings necessary to obtain the building permit; provided, however, after the Final Approval Date, no changes shall be made to the Working Drawings without the prior written approval of both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from such changes.

     4. CONSTRUCTION OF TENANT IMPROVEMENTS

     After the Final Approval Date has occurred and a building permit for the work has been issued, Landlord shall, through a guaranteed maximum cost construction contract ("Construction Contract") with a reputable, licensed contractor selected by Landlord ("Contractor"), cause the construction of the Tenant Improvements to be carried out in substantial conformance with the Working Drawings in a good and workmanlike manner using first-class materials. The costs associated with the construction of the Tenant Improvements shall be paid as set forth in
Section 5 and Section 6 of this Work Letter. Landlord shall see that the construction complies with all applicable building, fire, health and sanitary codes and regulations, the satisfaction of which shall be evidenced by a certificate of occupancy for the Promises.

     5. TENANT IMPROVEMENT ALLOWANCE

     (a) TENANT IMPROVEMENTS. Landlord shall provide Tenant with a Tenant Improvement Allowance in the amount of $100,799 $17.58 S/F towards the cost of the design, purchase and construction of the Tenant Improvements, including without limitation design, engineering and consulting fees (collectively, the "Tenant Improvement Costs"). The Tenant Improvement Allowance shall be used for payment of the following Tenant Improvement Costs:

          (i) Preparation by Landlord's Architect of the Preliminary Plans and the Working Drawings as provided in Section 2 of this Work Letter, including without limitation all fees charged by City (including without limitation fees for building permits and plan checks) in connection with the Tenant Improvements work in the Premises;

          (ii) Construction work for completion of the Tenant Improvements as reflected in the Construction Contract, including without limitation the costs for materials listed in the Quality of Construction Material Letter attached to this Work Letter as Schedule III;

          (iii) all contractors' charges, general conditions and construction fees; and

          (iv) an additional fifteen percent (15.0%) of the total of all costs to defray Landlord's overhead and indirect costs with respect to the Tenant Improvements.

     6. COSTS IN EXCESS OF TENANT IMPROVEMENT ALLOWANCE AT TENANT'S EXPENSE

     (a) COST APPROVAL. Tenant shall pay the excess of the Tenant Improvement Costs over the amount of the Tenant Improvement Allowance available to defray such costs. Concurrent with the plan checking referred to in Section 3 of this Work Letter, Landlord shall prepare and submit to Tenant a written estimate of the amount of the remaining Tenant Improvement Costs and the cost of the Tenant Improvement Allowance still available to defray such costs (after preparation of the Preliminary Plans and Working Drawings). Tenant shall approve or disapprove any such estimate by written notice to Landlord within three (3) days after receipt thereof. If Tenant fails to notify Landlord of its disapproval within such three (3) day period, Tenant shall be deemed to have approved such estimate. If such estimate exceeds the Tenant Improvement Allowance then still available and Tenant approves such estimate, Tenant's notice of approval shall include payment to Landlord for the full amount of such excess. If Tenant disapproves such estimate within the three (3) day period, Landlord shall not proceed with the Tenant Improvements, but Landlord and Tenant shall thereafter meet and cooperate to amend the Working Drawings for the Premises as necessary to obtain Tenant's approval of the cost thereof, provided that Tenant shall pay any costs resulting from such changes and Tenant shall be liable for the delay in completing the Tenant Improvements and the increased costs, if any, resulting from such delay.

     (b) FINAL COSTS. Upon completion by Landlord of the Tenant Improvements, Landlord shall determine the actual final Tenant Improvements Costs and shall submit a written statement of such amount to Tenant. If any estimate previously paid by Tenant exceeds the amount due hereunder from Tenant for such work, such excess shall be refunded to Tenant. On the other hand, if any amount is still due from Tenant for such work, then Tenant shall pay such amount in full within ten (10) days of receipt of Landlord's statement.

     7. CHANGE ORDERS

     Tenant may from time to time request and obtain change orders during the course of construction provided that (i) each such request shall be reasonable, shall be in writing and signed by or on behalf of Tenant, and shall not result in any structural change in the Building, as reasonably determined by Landlord,
(ii) all additional charges and costs, including without limitation architectural and engineering costs, construction and materials costs, and processing costs of any governmental entity shall be the sole and exclusive obligation of Tenant, and (iii) any resulting delay in the completion of the Tenant Improvements shall be deemed a Tenant Delay and in no event shall extend the Commencement Date of this Lease. Upon Tenant's request for a change order, Landlord shall as soon as reasonably possible submit to Tenant a written estimate of the increased or decreased cost and anticipated delay, if any, attributable to such requested change. Within three (3) days of the date such estimated cost adjustment and delay are delivered to Tenant, Tenant shall advise Landlord whether it wishes to proceed with the change order, and if Tenant elects to proceed with the change order. Tenant shall remit, concurrently with Tenant's notice to proceed, the amount of the increased cost, if any, attributable to such change order. Unless Tenant includes in its initial change order request that the work in process at the time such request is made be halted pending approval and execution of a change order, Landlord shall not be obligated to stop construction of the Tenant Improvements, whether or not the change order relates to the work then in process or about to be started.

     8. TENANT DELAYS

     In no event shall the Commencement Date of the Lease be extended or delayed due or attributable to delays due to the fault of Tenant ("Tenant Delays"). Tenant Delays shall include. but are not limited to, delays caused by or resulting from any one or more of the following:

     (a) Tenant's failure to timely review and reasonably approve the Working Drawings or to furnish information to Landlord for the preparation by Landlord of the Working Drawings;

     (b) Tenant's request for or use of special materials, finishes or installments which are not readily available, provided that Landlord shall notify Tenant in writing that the particular material, finish, or installation is not readily available promptly upon Landlord's discovery of same;

     (c) Delays of any nature, whether or not within Tenant's control, resulting from Tenant's decision to use any materials, finishes or installations other than "building standard" materials, finishes or installations.

     (d) Change orders requested by Tenant;

     (e) interference by Tenant or by Tenant's agents, employees, contractors or subcontractors with Landlord's construction activities;

     (f) Tenant's failure to approve any other item or perform any other obligation in accordance with and by the data specified herein or in the Construction Contract;

     (g) Tenant's requested changes in the Preliminary Plans, Working Drawings or any other plans and specifications after the approval thereof by Tenant or submission thereof by Tenant to Landlord;

     (h) Tenant's failure to approve written estimates of costs in accordance with this Work Letter; and

     (i) Tenant's obtaining or failure to obtain any necessary governmental approvals or permits for Tenant's intended use of the Premises.

If the Commencement Date of the Lease is delayed by any Tenant Delays, whether or not within the control of Tenant, then the Commencement Date of the Lease and the payment of Rent shall be accelerated by the number of days of such delay, Landlord shall give Tenant written notice within a reasonable time of any circumstance that Landlord believes constitutes a Tenant Delay.

     9. TRADE FIXTURES AND EQUIPMENT

     Tenant acknowledges and agrees that Tenant is solely responsible for obtaining, delivering and installing in the Premises all necessary and desired furniture, trade fixtures, equipment and other similar items, and that Landlord shall have no responsibility whatsoever with regard thereto. Tenant further acknowledges and agrees that neither the Commencement Date of the Lease nor the payment of Rent shall be delayed for any period of time whatsoever due to any delay in the furnishing of the Premises with such items.

     10. FAILURE OF TENANT To COMPLY

     Any failure of Tenant to comply with any of the provisions contained in this Work Letter within the times for compliance herein set forth shall be deemed a default under the Lease. In addition to the remedies provided to Landlord in this Work Letter upon the occurrence of such a default by Tenant, Landlord shall have all remedies available at law or equity to a landlord against a defaulting tenant pursuant to a written lease, including but not limited to those set forth in the Lease.

                                   SCHEDULE I










                            [ARCHITECTURAL DRAWING]

                                   SCHEDULE II

                              IRVINE/SAMMIS VENTURE
                            CONSTRUCTION COST SUMMARY

                                 KOFAX ADDITION
                           3 Jenner Street, Suite 150

Activity                              Company Name                                  Amount
--------                              ------------                                  ------
Insulation                            Sierra Insulation                          $   367.00

Framing/Susp. Ceiling                 Orange Coast Drywall                        6,710.00

Electrical                            Bayside Electric                            6,069.00

Mechanical                            Select Heating & Air                        5,435.00

Fire Sprinklers                       Advanced Fire Protect                       2,060.00

Doors/Windows                         3-D Door, Inc.                              2,100.00

Floor Covering                        Brian Nickens Flooring                      3,944.00

Glass Services                        Mission Viejo Glass                         2,535.00

Painting                              Mike Shill Painting                           969.00

Locksmith                             Kustom Lock & Safe                            280.00

Fire Extinguishers                    Newport Fire Extinguisher                     140.00

Plan Reproduction                     OCB Reprographics, Inc.                       100.00

Architectural Fees                    Donald Mueller, A.I.A.                      2,925.00

Permit & Plancheck                    City of Irvine                              1,400.00

Contingency                                                                         525.00

Contractor's Fee @ 5%                                                             1,778.00

General Conditions                                                                2,955.00

TOTAL CONSTRUCTION COST                                                         $40,292.00

THE SAMMIS COMPANY
Construction Information Form                           DATE: 12/15/89
                                                              --------

TENANT:                         JOB NO.: 912009         PREPARED BY: LISA
SPEC SUITE 150                           ------                      --------
-----------------------------

                                                        APPROVED BY: LISA
                                                                     --------

PROJECT NAME:                   SUITE NO.: BLDG 3, SUITE 150
IRVINE/SAMMIS VENTURE                      -----------------

-------------------------------------------------------------------------------------------------------------
                                                           CHANGE ORDERS                  TOTAL       TOTAL
                                              CONTRACT    ---------------    REVISED      AMOUNT     PERCENT
       ITEM                                    AMOUNT     PRIOR   CURRENT    CONTRACT    COMPLETE    COMPLETE
        No.       TRADE ITEM DESCRIPTION       (NO. 1)    (NO. 2  THRU 8)     AMOUNT     TO DATE     TO DATE
-------------------------------------------------------------------------------------------------------------
  1    60501    Temporary                                                        0                     0.00%
-------------------------------------------------------------------------------------------------------------
  2    52211    Site Grading                                                     0                     0.00%
-------------------------------------------------------------------------------------------------------------
  3    61101    Concrete Work                     650                          650           650     100.00%
-------------------------------------------------------------------------------------------------------------
  4    61105    Cement Work                                                      0                     0.00%
-------------------------------------------------------------------------------------------------------------
  5    52051    Demolition                                                       0                     0.00%
-------------------------------------------------------------------------------------------------------------
  6    62101    Masonry                                                          0                     0.00%
-------------------------------------------------------------------------------------------------------------
  7    62213    Structural Steel                                                 0                     0.00%
-------------------------------------------------------------------------------------------------------------
  8    62703    Ornamental Iron                                                  0                     0.00%
-------------------------------------------------------------------------------------------------------------
  9    62211    Reinforced Steel                                                 0                     0.00%
-------------------------------------------------------------------------------------------------------------
 10    66261    Drywall                         12874                        12874         12874     100.00%
-------------------------------------------------------------------------------------------------------------
 11    66263    Drywall Ceiling                                                  0                     0.00%
-------------------------------------------------------------------------------------------------------------
 12    63107    Rough Carpentry Hardware                                         0                     0.00%
-------------------------------------------------------------------------------------------------------------
 13    64101    Roof Structure                                                   0                     0.00%
-------------------------------------------------------------------------------------------------------------
 14    62231    Sheet Metal                                                      0                     0.00%
-------------------------------------------------------------------------------------------------------------
 15    64107    Roofing & Waterproofing           450       -124               326           200      61.35%
-------------------------------------------------------------------------------------------------------------
 16    61323    Cellular Concrete                                                0                     0.00%
-------------------------------------------------------------------------------------------------------------
 17    64201    Insulation                                                       0                     0.00%
-------------------------------------------------------------------------------------------------------------
 18    65501    Windows & Sliding Doors                                          0                     0.00%
-------------------------------------------------------------------------------------------------------------
 19    65101    Hollow Doors & Frames                                            0                     0.00%
-------------------------------------------------------------------------------------------------------------
 20    65971    Demising Walls                                                   0                     0.00%
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                             PERCENT OF     UNPAID      TOTAL         TOTAL
                                              CONTRACT     CONTRACT    COMPLETE      PAID ON       NET DUE
       ITEM                                   PAID FOR     RETENTION     LESS        PREVIOUS        THIS
        No.       TRADE ITEM DESCRIPTION      TO DATE       TO DATE    RETENTION    APPLICATION   APPLICATION
-------------------------------------------------------------------------------------------------------------
  1    60501    Temporary                        0.00%                       0                          0
-------------------------------------------------------------------------------------------------------------
  2    52211    Site Grading                     0.00%                       0                          0
-------------------------------------------------------------------------------------------------------------
  3    61101    Concrete Work                  100.00%                     650           650            0
-------------------------------------------------------------------------------------------------------------
  4    61105    Cement Work                      0.00%                       0                          0
-------------------------------------------------------------------------------------------------------------
  5    52051    Demolition                       0.00%                       0                          0
-------------------------------------------------------------------------------------------------------------
  6    62101    Masonry                          0.00%                       0                          0
-------------------------------------------------------------------------------------------------------------
  7    62213    Structural Steel                 0.00%                       0                          0
-------------------------------------------------------------------------------------------------------------
  8    62703    Ornamental Iron                  0.00%                       0                          0
-------------------------------------------------------------------------------------------------------------
  9    62211    Reinforced Steel                 0.00%                       0                          0
-------------------------------------------------------------------------------------------------------------
 10    66261    Drywall                        100.00%                   12874         12874            0
-------------------------------------------------------------------------------------------------------------
 11    66263    Drywall Ceiling                  0.00%                       0                          0
-------------------------------------------------------------------------------------------------------------
 12    63107    Rough Carpentry Hardware         0.00%                       0                          0
-------------------------------------------------------------------------------------------------------------
 13    64101    Roof Structure                   0.00%                       0                          0
-------------------------------------------------------------------------------------------------------------
 14    62231    Sheet Metal                      0.00%                       0                          0
-------------------------------------------------------------------------------------------------------------
 15    64107    Roofing & Waterproofing          0.00%                     200                        200
-------------------------------------------------------------------------------------------------------------
 16    61323    Cellular Concrete                0.00%                       0                          0
-------------------------------------------------------------------------------------------------------------
 17    64201    Insulation                       0.00%                       0                          0
-------------------------------------------------------------------------------------------------------------
 18    65501    Windows & Sliding Doors          0.00%                       0                          0
-------------------------------------------------------------------------------------------------------------
 19    65101    Hollow Doors & Frames            0.00%                       0                          0
-------------------------------------------------------------------------------------------------------------
 20    65971    Demising Walls                   0.00%                       0                          0
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE SAMMIS COMPANY
Construction Information Form                                    DATE: 12/15/89
                                                                       --------

TENANT:                         JOB NO.: 912009               PREPARED BY: LISA
SPEC SUITE 150                           ------                            ----
--------------
                                                              APPROVED BY: LISA
PROJECT NAME:              SUITE NO.: BLDG 3, SUITE 150                    ----
IRVINE/SAMMIS VENTURE                 -----------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                    CHANGE ORDERS                            TOTAL          TOTAL
                                                  CONTRACT        ----------------         REVISED          AMOUNT         PERCENT
        ITEM                                       AMOUNT         PRIOR    CURRENT         CONTRACT        COMPLETE        COMPLETE
         NO         TRADE ITEM DESCRIPTION         (NO. 1)         (NO. 2 THRU 8)           AMOUNT         TO DATE         TO DATE
------------------------------------------------------------------------------------------------------------------------------------
21      67601     Partitions                                                                  0                               0.00%
------------------------------------------------------------------------------------------------------------------------------------
22      67631     Marlite                                                                     0                               0.00%
------------------------------------------------------------------------------------------------------------------------------------
23      65811     Glass & Glazing                   370                                     370               370           100.00%
------------------------------------------------------------------------------------------------------------------------------------
24      63201     Finish Carpentry                                                            0                               0.00%
------------------------------------------------------------------------------------------------------------------------------------
25      63222     Millwork - Doors & Frames        1475                                    1475              1475           100.00%
------------------------------------------------------------------------------------------------------------------------------------
26      63228     Millwork - Wardrobes                                                        0                               0.00%
------------------------------------------------------------------------------------------------------------------------------------
27      63223     Millwork - Cabinets              1060                                    1060              1060           100.00%
------------------------------------------------------------------------------------------------------------------------------------
28      63224     Millwork - Formica                                                          0                               0.00%
------------------------------------------------------------------------------------------------------------------------------------
29      63225     Millwork - Paneling                                                         0                               0.00%
------------------------------------------------------------------------------------------------------------------------------------
30      63227     Millwork - Trim                                                             0                               0.00%
------------------------------------------------------------------------------------------------------------------------------------
31      63207     Finish Carpentry Hardware                                                   0                               0.00%
------------------------------------------------------------------------------------------------------------------------------------
32      66513     Acoustic Tile & Ceiling                                                     0                               0.00%
------------------------------------------------------------------------------------------------------------------------------------
33      67811     Shower Doors - Tab Enclosures                                               0                               0.00%
------------------------------------------------------------------------------------------------------------------------------------
34      67815     Toilet Partitions                                                           0                               0.00%
------------------------------------------------------------------------------------------------------------------------------------
35      65361     Overhead Doors                                                              0                               0.00%
------------------------------------------------------------------------------------------------------------------------------------
36      68501     Passenger Elevators                                                         0                               0.00%
------------------------------------------------------------------------------------------------------------------------------------
37      69101     Plumbing                         5443                                    5443              5100            93.70%
------------------------------------------------------------------------------------------------------------------------------------
38      52722     Sewer, Water & Storm Drains                                                 0                               0.00%
------------------------------------------------------------------------------------------------------------------------------------
39      69211     Electrical                      17999            124                    18123             18123           100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   PERCENT OF       UNPAID           TOTAL            TOTAL
                                                    CONTRACT       CONTRACT        COMPLETE          PAID ON           NET DUE
        ITEM                                        PAID FOR       RETENTION         LESS            PREVIOUS            THIS
         NO         TRADE ITEM DESCRIPTION          TO DATE         TO DATE        RETENTION       APPLICATION        APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
21      67601     Partitions                           0.00%                            0                                   0
------------------------------------------------------------------------------------------------------------------------------------
22      67631     Marlite                              0.00%                            0                                   0
------------------------------------------------------------------------------------------------------------------------------------
23      65811     Glass & Glazing                    100.00%                          370               370                 0
------------------------------------------------------------------------------------------------------------------------------------
24      63201     Finish Carpentry                     0.00%                            0                                   0
------------------------------------------------------------------------------------------------------------------------------------
25      63222     Millwork - Doors & Frames          100.00%                         1475              1475                 0
------------------------------------------------------------------------------------------------------------------------------------
26      63228     Millwork - Wardrobes                 0.00%                            0                                   0
------------------------------------------------------------------------------------------------------------------------------------
27      63223     Millwork - Cabinets                100.00%                         1060              1060                 0
------------------------------------------------------------------------------------------------------------------------------------
28      63224     Millwork - Formica                   0.00%                            0                                   0
------------------------------------------------------------------------------------------------------------------------------------
29      63225     Millwork - Paneling                  0.00%                            0                                   0
------------------------------------------------------------------------------------------------------------------------------------
30      63227     Millwork - Trim                      0.00%                            0                                   0
------------------------------------------------------------------------------------------------------------------------------------
31      63207     Finish Carpentry Hardware            0.00%                            0                                   0
------------------------------------------------------------------------------------------------------------------------------------
32      66513     Acoustic Tile & Ceiling              0.00%                            0                                   0
------------------------------------------------------------------------------------------------------------------------------------
33      67811     Shower Doors - Tab Enclosures        0.00%                            0                                   0
------------------------------------------------------------------------------------------------------------------------------------
34      67815     Toilet Partitions                    0.00%                            0                                   0
------------------------------------------------------------------------------------------------------------------------------------
35      65361     Overhead Doors                       0.00%                            0                                   0
------------------------------------------------------------------------------------------------------------------------------------
36      68501     Passenger Elevators                  0.00%                            0                                   0
------------------------------------------------------------------------------------------------------------------------------------
37      69101     Plumbing                            93.70%                         5100              5100                 0
------------------------------------------------------------------------------------------------------------------------------------
38      52722     Sewer, Water & Storm Drains          0.00%                            0                                   0
------------------------------------------------------------------------------------------------------------------------------------
39      69211     Electrical                         100.00%                        18123             18123                 0
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE SAMMIS COMPANY
Construction Information Form                                    DATE: 12/15/89
                                                                       --------
TENANT:                         JOB NO.: 912009               PREPARED BY: LISA
SPEC SUITE 150                           ------                            ----
--------------
                                                              APPROVED BY: LISA
PROJECT NAME:              SUITE NO.: BLDG 3, SUITE 150                    ----
IRVINE/SAMMIS VENTURE                 -----------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                    CHANGE ORDERS                            TOTAL          TOTAL
                                                  CONTRACT        ----------------         REVISED          AMOUNT         PERCENT
        ITEM                                       AMOUNT         PRIOR    CURRENT         CONTRACT        COMPLETE        COMPLETE
         NO         TRADE ITEM DESCRIPTION         (NO. 1)         (NO. 2 THRU 8)           AMOUNT         TO DATE         TO DATE
------------------------------------------------------------------------------------------------------------------------------------
40      69131     Fixture - Inventory                                                            0                             0.00%
------------------------------------------------------------------------------------------------------------------------------------
41      69175     Heating                                                                        0                             0.00%
------------------------------------------------------------------------------------------------------------------------------------
42      69171     HVAC                               9150                                     9150            9150             0.00%
------------------------------------------------------------------------------------------------------------------------------------
43      60591     Project ID & Signs                                                             0                             0.00%
------------------------------------------------------------------------------------------------------------------------------------
44      67801     Toilet & Bath Accessories           285                                      285             284            99.72%
------------------------------------------------------------------------------------------------------------------------------------
45      66952     Vinyl Wall Covering & Base                                                     0                             0.00%
------------------------------------------------------------------------------------------------------------------------------------
46      66901     Painting                            507                                      507             507           100.00%
------------------------------------------------------------------------------------------------------------------------------------
47      66703     Floor Covering                     4706                                     4706            4706           100.00%
------------------------------------------------------------------------------------------------------------------------------------
48      66701     Carpeting                                                                      0                             0.00%
------------------------------------------------------------------------------------------------------------------------------------
49      66981     Drapes / Blinds                    1275                                     1275            1275             0.00%
------------------------------------------------------------------------------------------------------------------------------------
50      65102     Locksmith                            95                                       95              95           100.00%
------------------------------------------------------------------------------------------------------------------------------------
51      66311     Ceramic Tile                                                                   0                             0.00%
------------------------------------------------------------------------------------------------------------------------------------
52      69911     Common Area                                                                    0                             0.00%
------------------------------------------------------------------------------------------------------------------------------------
53      52503     Striping & Bumpers                                                             0                             0.00%
------------------------------------------------------------------------------------------------------------------------------------
54      52481     Landscaping & Irrigation                                                       0                             0.00%
------------------------------------------------------------------------------------------------------------------------------------
55      67511     Fire Sprinklers                    3125                                     3125            3124            99.98%
------------------------------------------------------------------------------------------------------------------------------------
56      67521     Fire Extinguishers                  160                                      160             135            84.43%
------------------------------------------------------------------------------------------------------------------------------------
57                        SUBTOTAL                  59624            0       0               59624           59129            99.17%
------------------------------------------------------------------------------------------------------------------------------------
58      60879     Miscellaneous                                                                  0                             0.00%
------------------------------------------------------------------------------------------------------------------------------------
59                        SUBTOTAL                  59624            0       0               59624           59129            99.17%
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  PERCENT OF       UNPAID           TOTAL            TOTAL
                                                   CONTRACT       CONTRACT        COMPLETE          PAID ON           NET DUE
        ITEM                                       PAID FOR       RETENTION         LESS            PREVIOUS            THIS
         NO         TRADE ITEM DESCRIPTION         TO DATE         TO DATE        RETENTION       APPLICATION        APPLICATION
-----------------------------------------------------------------------------------------------------------------------------------
40      69131     Fixture - Inventory               0.00%                               0                                 0
-----------------------------------------------------------------------------------------------------------------------------------
41      69175     Heating                           0.00%                               0                                 0
-----------------------------------------------------------------------------------------------------------------------------------
42      69171     HVAC                            100.00%                            9150            9150                 0
-----------------------------------------------------------------------------------------------------------------------------------
43      60591     Project ID & Signs                0.00%                               0                                 0
-----------------------------------------------------------------------------------------------------------------------------------
44      67801     Toilet & Bath Accessories        99.65%                             284             284                 0
-----------------------------------------------------------------------------------------------------------------------------------
45      66952     Vinyl Wall Covering & Base        0.00%                               0                                 0
-----------------------------------------------------------------------------------------------------------------------------------
46      66901     Painting                        100.00%                             507             507                 0
-----------------------------------------------------------------------------------------------------------------------------------
47      66703     Floor Covering                  100.00%                            4706            4706                 0
-----------------------------------------------------------------------------------------------------------------------------------
48      66701     Carpeting                         0.00%                               0                                 0
-----------------------------------------------------------------------------------------------------------------------------------
49      66981     Drapes / Blinds                 100.00%                            1275            1275                 0
-----------------------------------------------------------------------------------------------------------------------------------
50      65102     Locksmith                       100.00%                              95              95                 0
-----------------------------------------------------------------------------------------------------------------------------------
51      66311     Ceramic Tile                      0.00%                               0                                 0
-----------------------------------------------------------------------------------------------------------------------------------
52      69911     Common Area                       0.00%                               0                                 0
-----------------------------------------------------------------------------------------------------------------------------------
53      52503     Striping & Bumpers                0.00%                               0                                 0
-----------------------------------------------------------------------------------------------------------------------------------
54      52481     Landscaping & Irrigation          0.00%                               0                                 0
-----------------------------------------------------------------------------------------------------------------------------------
55      67511     Fire Sprinklers                  99.98%                            3124            3124                 0
-----------------------------------------------------------------------------------------------------------------------------------
56      67521     Fire Extinguishers               84.38%                             135             135                 0
-----------------------------------------------------------------------------------------------------------------------------------
57                        SUBTOTAL                 98.83%           0               59129            58928              200
-----------------------------------------------------------------------------------------------------------------------------------
58      60879     Miscellaneous                     0.00%                               0                                 0
-----------------------------------------------------------------------------------------------------------------------------------
59                        SUBTOTAL                 98.83%           0               59129            58928              200
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE SAMMIS COMPANY
Construction Information Form                                    DATE: 12/15/89
                                                                       --------

TENANT:                         JOB NO.: 912009               PREPARED BY: LISA
SPEC SUITE 150                           ------                            ----
--------------
                                                              APPROVED BY: LISA
PROJECT NAME:              SUITE NO.: BLDG 3, SUITE 150                    ----
IRVINE/SAMMIS VENTURE                 -----------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                    CHANGE ORDERS                            TOTAL          TOTAL
                                                  CONTRACT        ----------------         REVISED          AMOUNT         PERCENT
        ITEM                                       AMOUNT         PRIOR    CURRENT         CONTRACT        COMPLETE        COMPLETE
         NO         TRADE ITEM DESCRIPTION         (NO. 1)         (NO. 2 THRU 8)           AMOUNT         TO DATE         TO DATE
------------------------------------------------------------------------------------------------------------------------------------
60      60781     Architectural Engineering           888                                      888            887             99.89%
------------------------------------------------------------------------------------------------------------------------------------
61      60021     Build Permit & Plan Check           466                                      466            446             99.93%
------------------------------------------------------------------------------------------------------------------------------------
62      60831     Electrical Engineering                                                         0                             0.00%
------------------------------------------------------------------------------------------------------------------------------------
63      60091     Plan & Spec (blueprints)             50                                       50             47             93.24%
------------------------------------------------------------------------------------------------------------------------------------
64      60833     Mechanical Engineering                                                         0                             0.00%
------------------------------------------------------------------------------------------------------------------------------------
65                        SUBTOTAL                  61028             0       0              61028           60528            99.18%
------------------------------------------------------------------------------------------------------------------------------------
66      60971     CONTINGENCY                         500           213                        713                           100.00%
------------------------------------------------------------------------------------------------------------------------------------
67                        SUBTOTAL                  61528           213       0              61741           61241            99.19%
------------------------------------------------------------------------------------------------------------------------------------
68      60981     CONTRACTORS FEES @ 5%              3076            11       0               3087            3062            99.19%
------------------------------------------------------------------------------------------------------------------------------------
69                        SUBTOTAL                  64604           224       0              64828           64303            99.19%
------------------------------------------------------------------------------------------------------------------------------------
70      60991     GENERAL CONDITIONS                  300          -213                         87             153           175.86%
------------------------------------------------------------------------------------------------------------------------------------
71      60103     Cleanup                             450                                      450             325            72.22%
------------------------------------------------------------------------------------------------------------------------------------
72      60191     Project Supervision                1500                                     1500            1488            99.18%
------------------------------------------------------------------------------------------------------------------------------------
73      60321     Insurance & Benefits                256                                      256             254            99.18%
------------------------------------------------------------------------------------------------------------------------------------
74                TOTAL CONSTRUCTION COSTS         67110            11       0              67121           66523            99.11%
------------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
                                                 PERCENT OF       UNPAID           TOTAL            TOTAL
                                                  CONTRACT       CONTRACT        COMPLETE          PAID ON           NET DUE
        ITEM                                      PAID FOR       RETENTION         LESS            PREVIOUS            THIS
         NO         TRADE ITEM DESCRIPTION        TO DATE         TO DATE        RETENTION       APPLICATION        APPLICATION
----------------------------------------------------------------------------------------------------------------------------------
60      60781     Architectural Engineering          99.89%                            887               887                0
----------------------------------------------------------------------------------------------------------------------------------
61      60021     Build Permit & Plan Check         100.00%                            466               466                0
----------------------------------------------------------------------------------------------------------------------------------
62      60831     Electrical Engineering              0.00%                              0                                  0
 ----------------------------------------------------------------------------------------------------------------------------------
63      60091     Plan & Spec (blueprints)           94.00%                             47                47                0
----------------------------------------------------------------------------------------------------------------------------------
64      60833     Mechanical Engineering              0.00%                              0                                  0
----------------------------------------------------------------------------------------------------------------------------------
65                        SUBTOTAL                   98.85%             0            60528             60328              200
----------------------------------------------------------------------------------------------------------------------------------
66      60971     CONTINGENCY                       100.00%                            713               713                0
----------------------------------------------------------------------------------------------------------------------------------
67                        SUBTOTAL                   98.87%             0            61241             61041              200
----------------------------------------------------------------------------------------------------------------------------------
68      60981     CONTRACTORS FEES @ 5%              98.87%             0             3062              3052               10
----------------------------------------------------------------------------------------------------------------------------------
69                        SUBTOTAL                   98.87%             0            64303             64094              210
----------------------------------------------------------------------------------------------------------------------------------
70      60991     GENERAL CONDITIONS                175.86%                            153               153                0
----------------------------------------------------------------------------------------------------------------------------------
71      60103     Cleanup                            72.22%                            325               325                0
----------------------------------------------------------------------------------------------------------------------------------
72      60191     Project Supervision                98.59%                           1488              1479                9
----------------------------------------------------------------------------------------------------------------------------------
73      60321     Insurance & Benefits               98.63%                            254               252                1
----------------------------------------------------------------------------------------------------------------------------------
74                TOTAL CONSTRUCTION COSTS           98.78%             0            66523             66303               220
----------------------------------------------------------------------------------------------------------------------------------

                            THIRD AMENDMENT TO LEASE

      I. PARTIES AND DATE.

         This Third Amendment to Lease ("Amendment") dated as of August 22, 1991 (the "Execution Date"), is entered into by and between THE IRVINE COMPANY, a Michigan corporation ("Landlord"), and KOFAX IMAGE PRODUCTS, a California corporation ("Tenant").

      II. RECITALS.

         Landlord and Tenant have entered into that certain Standard Form Lease (Multi-Tenant) dated as of March 31, 1988, as amended by that certain First Amendment to Lease, dated March 7, 1990 as further amended by that certain Second Amendment to Lease, dated May 4, 1990 (as amended, the "Lease"), concerning certain premises ("Premises") located at 3 Jenner Street, Suite 100 and 150, Irvine, California 92718.

         Landlord and Tenant now desire to modify the Lease to extend the Term of the Lease, to expand the Premises to include an additional Seven Thousand Seven Hundred and Five (7,705) gross square feet of space more particularly shown on Exhibit "1" attached hereto and incorporated herein by reference ("Additional Space"), to establish the Monthly Rent to be paid by Tenant and as otherwise herein provided, all as more fully set forth in this Amendment.

      III. MODIFICATIONS.

         Landlord and Tenant hereby agree that the Lease shall be modified and/or supplemented as follows, which modifications and supplements shall be effective as of the date of this Amendment and except as otherwise specifically provided herein.

         A. Expanded Premises. Landlord hereby leases the Additional Space to Tenant, and Tenant hereby leases the Additional Space from Landlord, on the same terms and conditions as set forth in the Lease, as supplemented hereby. From and after the "Extension Commencement Date" (as hereinafter defined), the "Premises" (as defined in the Lease) shall consist of the Premises described in the Lease as amended, together with the Additional Space described in Exhibit "1" to this Amendment.

         B. Term. As set forth in Paragraph (k) of the Lease Summary, the Term is currently contemplated to expire on November 15, 1991. Landlord and Tenant hereby agree to extend the Term for thirty-six (36) months, commencing on November 16, 1991 (the "Extension Commencement Date") and expiring on November 15, 1994, unless sooner terminated as provided in the Lease.

         C. Additional Space Improvements. Landlord shall construct the Tenant Improvements for the Additional Space (the "Additional Space Improvements") in accordance with the Work Letter attached hereto as Exhibit "2" and incorporated herein by reference. Tenant shall have the right of early entry on and within the Additional Space on and after October 15, 1991, subject to the provisions of
Section 4(b) of the Lease, for purposes of installing Tenant's fixtures and equipment.



                                       1.

         D. Square Footage of Premises. From and after the Extension Commencement Date, the definition of "Premises Square Footage" in Paragraph 3 of the Second Amendment to Lease is hereby amended to mean an aggregate of 33,075 square feet.

         E. Monthly Rent For Additional Space. Commencing on the Extension Commencement Date, Tenant shall pay to Landlord Monthly Rent (as provided in Paragraph 5(a) of the Lease) during the Term (as herein extended) as follows:

         MONTHS FROM EXTENSION
            COMMENCEMENT DATE            MONTHLY RENT
            -----------------            ------------

                Months 1-36               $21,829.50

Monthly Rent for the partial month in which the Extension Commencement Date occurs shall be prorated as set forth in Paragraph 5(d) of the Lease. Further, if the Additional Space Improvements are not "substantially completed" (as defined in Section 4(a) of the Lease) on or before the Extension Commencement Date, except for Tenant Delays as defined in the Work Letter, then Tenant shall pay Monthly Rent only for the original Premises (at the rate of $.66 per square foot per month) until the Additional Space Improvements are substantially completed.

         F. Tenant's Percentage. The Tenant's Percentage (as set forth in Paragraph (q) of the Lease Summary) shall be increased to 22.79%. Such increase shall take effect as of the Extension Commencement Date.

         G. Vehicle Parking Spaces. The number of vehicle parking spaces shall be increased to One Hundred Thirty-Two (132). Such increase shall take effect as of the Extension Commencement Date.

         H. Security Deposit. The Security Deposit shall not be increased as the result of this Amendment.

         I. Option to Lease Additional Vacant Space. Provided that no Event of Default has occurred and is continuing, Tenant shall have the option to lease the option space in accordance with Exhibit "3" to this Amendment.

         J. Option to Terminate. Provided that no Event of Default has occurred and is continuing, Tenant shall have the option to terminate the Lease in accordance with Exhibit "4" to this Amendment.

         K. Option to Extend. Provided that no Event of Default has occurred and is continuing, Tenant shall have the option to extend the Term of this Lease in accordance with Exhibit "5" to this Amendment.

         L. Environmental Questionnaire; Disclosure. Paragraph 10(b) of the Lease shall be supplemented as follows:

            (iv) Prior to the execution of this Amendment, Tenant shall complete, execute and deliver to Landlord an Environmental Questionnaire and Disclosure Statement (the "Environmental Questionnaire") in the form of Exhibit "6" to this Amendment and Tenant shall certify to Landlord all information contained in the Environmental Questionnaire as true and correct to the best of Tenant's knowledge and belief. The completed Environmental Questionnaire shall be deemed incorporated into the Lease for all purposes, and Landlord shall be entitled to rely


                                       2.

fully on the information contained therein. On each anniversary of the Extension Commencement Date (each such date is hereinafter referred to as a "Disclosure Date"), until and including the first Disclosure Date occurring after the expiration or sooner termination of this Lease, Tenant shall disclose to Landlord in writing the names and amounts of all Hazardous Materials, or any combination thereof, which were stored, generated, used or disposed of on, under or about the Premises by Tenant, its agents, employees, contractors or invitees for the twelve-month period prior to and after each Disclosure Date, or which Tenant intends to store, generate, use or dispose of on, under or about the Premises. At Landlord's option, Tenant's disclosure obligations under this Paragraph 10(b)(iv) shall include a requirement that Tenant update, execute and deliver to Landlord the Environmental Questionnaire, as the same may be modified by Landlord from time to time.

         M. TCE Notification. Landlord has been informed by certain local and state agencies that the Marine Corps Air Station at El Toro has discharged trichloroethylene (TCE), a commonly used solvent, into the groundwater underlying the Air Station and that this substance may have migrated into the groundwater underlying the Premises. The Environmental Protection Agency, the Santa Ana Region of the Regional Water Quality Control Board and the Orange County Health Care Agency are overseeing the cleanup of this contamination. The groundwater in this area currently is used for irrigation purposes only. Therefore no practical impediment to the use or occupancy of the Premises is anticipated to result from this discharge.

      IV. GENERAL.

         A. Effect of Amendments. Except to the extent the Lease is modified by this Amendment, the remaining terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail.

         B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to its subject matter and can be changed only by an instrument in writing signed by Landlord and Tenant.

         C. Counterparts. If this Amendment is executed in counterparts, each counterpart shall be deemed an original.

         D. Defined Terms. All capitalized terms used and not otherwise defined in this Amendment, but defined in the Lease, shall have the same meaning in this Amendment as in the Lease.

         E. Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment for the corporation or partnership in accordance with its terms.


                                       3.

         F. Attorneys' Fees. In the event any action is instituted for breach of or to enforce any provision of the Lease or this Amendment, the prevailing party in said action shall be entitled to its reasonable attorney's fees and court costs incurred in such action. Each party shall bear its own attorney's fees, if any, incurred in connection with the negotiation and preparation of this Amendment.

                                 "Landlord":

                                 THE IRVINE COMPANY,
                                 a Michigan Corporation

                                 By:       ROBERT E. WILLIAMS, JR.
                                     ---------------------------------------
                                     Name: Robert E. Williams, Jr.
                                     Its:  Vice President
               [SEAL]
                                 By:         JEFFREY L.  DEIS
                                     ---------------------------------------
                                     Name:  Jeffrey L.  Deis
                                     Its:   Assistant Secretary

                                 "Tenant":

                                  KOFAX IMAGE PRODUCTS,
                                  a California Corporation

                                 By:        DAVID SILVER
                                     ---------------------------------------
                                     Name:  David Silver
                                     Its:   President

                                 By:      RONALD J. FIKERT
                                    ----------------------------------------
                                     Name: Ronald J. Fikert
                                     Its: Secretary



                                       4.

                                    EXHIBIT 1
                                ADDITIONAL SPACE
                               3 JENNER SUITE 160

                                   7,705 S.F.


                                     [GRAPH]

                                   EXHIBIT 2

                                  WORK LETTER

                         (TENANT IMPROVEMENT ALLOWANCE)

                                   INDUSTRIAL

        In connection with that certain Third Amendment to Lease (the "Amendment") to which this EXHIBIT 2 (this "Work Letter") is attached, and in consideration of the mutual covenants contained in the Amendment and in this Work Letter, Landlord and Tenant agree as follows:

    1.  APPLICATION OF EXHIBIT

        Capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Amendment. The provisions of this Work Letter shall apply to the planning and completion of leasehold improvements requested by Tenant (the "Additional Space Improvements") for the fitting out of the initial Premises and Additional Space, as more fully set forth herein.

    2.  LANDLORD AND TENANT PRE-CONSTRUCTION OBLIGATIONS

        (a) PRELIMINARY PLANS. Attached to this Work Letter as Schedule I are preliminary space plans for the Additional Space Improvements (the "Preliminary Plans"), which include, without limitation, sketches and/or drawings showing locations of doors, partitioning, electrical fixtures, outlets and switches, plumbing fixtures, floor loads and other requirements. Tenant acknowledges that the Preliminary Plans have been prepared by Landlord's Architect after consultation and cooperation between Tenant and Landlord's Architect regarding the proposed Tenant Improvements and preparation of the Preliminary Plans for same. Landlord and Landlord's Architect shall be entitled, in all respects, to rely upon all information supplied by Tenant regarding the Additional Space Improvements, and in all cases the Preliminary Plans (i) shall be subject to Landlord's final approval, which approval shall not be unreasonably withheld,
(ii) shall not be in conflict with building codes for the City of Irvine or with insurance regulations for a fire resistive Class A building, and (iii) shall be in a form satisfactory to appropriate governmental authorities responsible for issuing permits and licenses required for construction. The costs associated with preparation of the Preliminary Plans shall be borne by Tenant and paid as set forth in Section 5 and Section 6 of this Work Letter.

        (b) PRELIMINARY PRICE ESTIMATE. Attached to this Work Letter as
Schedule II is an estimated breakdown of the construction costs for the Tenant Improvement Costs (as hereinafter defined) based on the Preliminary Plans (the "Preliminary Price Estimate"), including the cost of the Preliminary Plans and Working Drawings and any and all fees, prepared by Landlord in conjunction with the Contractor (as hereinafter defined). The Preliminary Price Estimate will be updated and revised as necessary.

        (c) APPROVAL OF PRELIMINARY PLANS AND PRELIMINARY PRICE ESTIMATE.
Tenant acknowledges that Tenant's execution of the Amendment shall be conclusive evidence that Tenant has reviewed and approved the Preliminary Plans and the Preliminary Price Estimate.

        (d) WORKING DRAWINGS. Within fourteen (14) days following full execution of this Amendment by both Landlord and Tenant, Landlord's Architect shall prepare working drawings (the "Working Drawings") for the Additional Space Improvements based upon the approved Preliminary Plans. The Working Drawings shall include architectural, mechanical and electrical construction drawings for the Additional Space Improvements based on the Preliminary Plans. The costs associated with preparation of the Working Drawings shall be borne by Tenant and paid as set forth in Section 5 and Section 6 of this Work Letter.

        (e) APPROVAL OF WORKING DRAWINGS. Landlord or Landlord's Architect shall submit the Working Drawings to Tenant for Tenant's review, and Tenant shall notify Landlord and Landlord's Architect within five (5) days after delivery thereof of any requested revisions. Within five (5) days after receipt of Tenant's notice, Landlord's Architect shall make all approved revisions to the Working Drawings and submit two (2) copies thereof to Tenant for its final review and approval, which approval shall be given within three (3) days thereafter. Concurrently with the above review and approval process, Landlord may submit all plans and specifications to City and other applicable governmental agencies in an attempt to expedite City approval and issuance of all necessary permits and licenses to construct the Additional Space Improvements as shown on the Working Drawings. Any changes which are required by City or other governmental entity shall be immediately submitted to Landlord for Landlord's review and reasonable approval, and Landlord shall promptly notify Tenant of such changes.

        (f) SCHEDULE OF CRITICAL DATES. Set forth below is a schedule of certain critical dates relating to Landlord's and Tenant's respective obligations with respect to the design and construction of Tenant's Improvements for the Premises and the Additional Space. Such dates and the respective obligations of Landlord and Tenant are more fully described elsewhere in this Work Letter. The purpose of the following schedule is to provide a reference for Landlord and Tenant and to make certain the Final Approval Date occurs as set forth herein. Following the Final Approval Date, Tenant shall be deemed to have released Landlord to commence construction of the Additional Space Improvements as set forth in Section 4 below.








                REFERENCE                               DATE DUE                                                  RESPONSIBLE PARTY
                ---------                               --------                                                  -----------------
        A.      "Preliminary Plan Approval"             The date of execution of Amendment.                           Tenant and
                                                                                                                       Landlord

        B.      "Preliminary Price Estimate Approval"   The date of execution of Amendment.                             Tenant

        C.      "Working Drawings Completion"           Fourteen (14) days after full execution of Amendment           Landlord

        D.      "Working Drawings Review"               Five (5) days after Landlord submits the Working Draw-
                                                        ings to Tenant                                                  Tenant

        E.      "Working Drawings Revision"             Five (5) days after Tenant returns the Working Drawings
                                                        to Landlord                                                    Landlord

        F.      "Final Approval Date"                   Three (3) days after Landlord submits the revised Work-
                                                        ing Drawings to Tenant                                          Tenant

    3.  BUILDING PERMIT

        After the Final Approval Date has occurred, Landlord shall, if Landlord has not already done so, submit the Working Drawings to the appropriate governmental body or bodies for final plan checking and a building permit. Landlord, with Tenant's cooperation, shall cause to be made any change in the Working Drawings necessary to obtain the building permit; provided, however, after the Final Approval Date, no changes shall be made to the Working Drawings without he prior written approval of both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from such changes.

     4. CONSTRUCTION OF TENANT IMPROVEMENTS

        After the Final Approval Date has occurred and a building permit for the work has been issued, Landlord shall, through a guaranteed maximum cost construction contract ("Construction Contract")* with a reputable, licensed contractor selected by Landlord ("Contractor"), (and reasonably acceptable to Tenant), cause the construction of the Additional Space Improvements to be carried out in substantial conformance with the Working Drawings in a good

* Landlord agrees to rebid the Additional Space Improvements and shall make a good faith effort to come as close as possible to the June 12, 1991 bid of J-Mar Construction for the cost of such Improvements.

and workmanlike manner using first-class materials. The costs associated with the construction of the Additional Space Improvements shall be paid as set forth in Section 5 and Section 6 of this Work Letter. Landlord shall see that the construction complies with all applicable building, fire, health and sanitary codes and regulations, the satisfaction of which shall be evidenced by a certificate of occupancy for the Additional Space.

        5.  TENANT IMPROVEMENT ALLOWANCE

        (a) Tenant Improvements. Landlord shall provide Tenant with a Tenant Improvement Allowance in the amount of sixty-thousand ($60,000) towards the cost of the design, purchase and construction of the Additional Space Improvements, including without limitation design, engineering and consulting fees (collectively, the "Tenant Improvement Costs"). The Tenant Improvement Allowance shall be used for payment of the following Tenant Improvement Costs:

                 (i) Preparation by Landlord's Architect of the Preliminary Plans and the Working Drawings as provided in Section 2 of this Work Letter, including without limitation all fees charged by City (including without limitation fees for building permits and plan checks) in connection with the Tenant Improvements work in the Premises;*

                 (ii) Construction work for completion of the Tenant Improvements as reflected in the Construction Contract, including without limitation the costs for materials listed in the Quality of Construction Material Letter attached to this Work Letter as SCHEDULE III;

                 (iii) all contractors' charges, general conditions and construction fees; and

                (iv)

        6.  COSTS IN EXCESS OF TENANT IMPROVEMENT ALLOWANCE AT TENANT'S EXPENSE

                (a) Cost Approval. Tenant shall pay the excess of the Tenant Improvement Costs over the amount of the Tenant Improvement Allowance available to defray such costs. Concurrent with the plan checking referred to in Section 3 of this Work Letter, Landlord shall prepare and submit to Tenant a written estimate of the amount of the remaining Tenant Improvement Costs and the cost of the Tenant Improvement Allowance still available to defray such costs (after preparation of the Preliminary Plans and Working Drawings). Tenant shall approve or disapprove any such estimate by written notice to Landlord within three (3) days after receipt thereof. If Tenant fails to notify Landlord of its disapproval within such three (3) day period, Tenant shall be deemed to have approved such estimate. If such estimate exceeds the Tenant Improvement Allowance then still available and Tenant approves such estimate, Tenant's notice of approval shall include payment to Landlord for the full amount of such excess. If Tenant disapproves such estimate within the three (3) day period, Landlord shall not proceed with the Tenant Improvements, but Landlord and Tenant shall thereafter meet and cooperate to amend the Working Drawings for the Premises as necessary to obtain Tenant's approval of the cost thereof, provided that Tenant shall pay any costs resulting from such changes and Tenant shall be liable for the delay in completing the Tenant Improvements and the increased costs, if any, resulting from such delay.

        (b) Final Costs. Upon completion by Landlord of the Tenant Improvements, Landlord shall determine the actual final Tenant Improvements Costs and shall submit a written statement of such amount to Tenant. If any estimate previously paid by Tenant exceeds the amount due hereunder from Tenant for such work, such excess shall be refunded to Tenant. On the other hand if any amount is still due from Tenant for such work, then Tenant shall pay such amount in full within ten (10) days of receipt of Landlord's statement. (See Workletter Rider 6)

        7.  CHANGE ORDERS

        Tenant may from time to time request and obtain change orders during the course of construction provided that: (i) each such request shall be reasonable, shall be in writing and signed by or on behalf of Tenant, and shall not result in any structural change in the Building, as reasonably determined by Landlord,
(ii) all additional charges and costs, including without limitation architectural and engineering costs, construction and materials costs, and processing costs of any governmental entity shall be the sole and exclusive obligation of Tenant, and (iii) any resulting delay in the completion of the Additional Space Improvements shall be deemed a Tenant Delay and in no event shall extend the Commencement Date of the Lease. Upon Tenant's request for a change order, Landlord shall as soon as reasonably possible submit to Tenant a written estimate of the increased or decreased cost and anticipated delay, if any, attributable to such requested change. Within three (3) days of such estimated cost adjustment and delay are delivered to Tenant, Tenant shall advise Landlord whether it wishes to proceed with the change order, and if Tenant elects to proceed with the change order, Tenant shall remit, concurrently with Tenant's notice to proceed, the amount of the increased cost, if any, attributable to such change order. Unless Tenant includes in its initial change order request that the work in process at the time such request is made be halted pending approval and execution of the change order, Landlord shall not be obligated to stop construction of the Additional Space Improvements, whether or not the change order relates to the work then in process or about to be started.

        8.  TENANT DELAYS

        In no event shall the Extension Commencement Date be extended or delayed due or attributable to delays due to the fault of Tenant ("Tenant Delays"). Tenant Delays shall include, but are not limited to, delays caused by or resulting from any one or more of the following:

        (a) Tenant's failure to timely review and reasonably approve the Working Drawings or to furnish information to Landlord for the preparation by Landlord of the Working Drawings;

        (b) Tenant's request for or use of special materials, finishes or installments which are not readily available, provided that Landlord shall notify Tenant in writing that the particular material, finish, or installation is not readily available promptly upon Landlord's discovery of same;

        (c) Delays of any nature, whether or not within Tenant's control, resulting from Tenant's decision to use any materials, finishes or installations other than "building standard" materials, finishes or installations;

        (d)  Change orders requested by Tenant;

        (e) Interference by Tenant or by Tenant's agents, employees, contractors or subcontractors with Landlord's construction activities;

        (f) Tenant's failure to approve any other item or perform any other obligation in accordance with and by the dates specified herein or in the Construction Contract;

        (g) Tenant's requested changes in the Preliminary Plans, Working Drawings or any other plans and specifications after the approval thereof by Tenant or submission thereof by Tenant to Landlord;

        (h) Tenant's failure to approve written estimates of costs in accordance with this Work Letter; and

        (i) Tenant's obtaining or failure to obtain any necessary governmental approvals or permits for Tenant's intended use of the Additional Space.

If the Extension Commencement Date of the Lease is delayed by any Tenant Delays, whether or not within the control of Tenant, then the Extension Commencement Date and the payment of Rent shall be accelerated by the number of days of such delay. Landlord shall give Tenant written notice within a reasonable time of any circumstance that Landlord believes constitutes a Tenant Delay.

*If Tenant has paid for the cost of the Preliminary Plans or the Working Drawings, Tenant shall be reimbursed for such cost from the Tenant Improvement Allowance.

9.      TRADE FIXTURES AND EQUIPMENT

        Tenant acknowledges and agrees that Tenant is solely responsible for obtaining, delivering and installing in the Premises and the Additional Space all necessary and desired furniture, trade fixtures, equipment and other similar items, and that Landlord shall have no responsibility whatsoever with regard thereto. Tenant further acknowledges and agrees that neither the Extension Commencement Date nor the payment of Rent shall be delayed for any period of time whatsoever due to any delay in the furnishing of the Premises with such items.

10.     FAILURE OF TENANT TO COMPLY

        Any failure of Tenant to comply with any of the provisions contained in this Work Letter within the times for compliance herein set forth shall be deemed a default under the Lease. In addition to the remedies provided to Landlord in this Work Letter, upon the occurrence of such a default by Tenant. Landlord shall have all remedies available at law or equity to a landlord against a defaulting tenant pursuant to a written lease, including but not limited to those set forth in the Lease.

                                     [MAP]

                                  SCHEDULE II

                               TENANT IMPROVEMENT
                              COST ESTIMATE SHEET

                                                             DATE: JUNE 19, 1991
                                                                   -------------
TENANT: KOFAX IMAGE PRODUCTS          SUITE NO.              SQ. FT.
        ---------------------------            -----------           -----------
PROJECT: IRVINE/SAMMIS VENTURE        JOB NO.  3 Jenner Street, Suite 100
         --------------------------            --------------------------
                                      Prepared by: T. Redler
                                                   ----------------------
                                      Xc: Tom Williams/Gary Cropp
                                          -------------------------------

DESCRIPTION                                                             QUANTITY         UNIT PRICE       TOTAL COST
-----------                                                            ----------       ------------      ----------
Demolition of partition walls                                                406 lf.       9.00 lf.       $ 3,654.00
Cut-in openings                                                               16          85.00 ea.         1,360.00
Fill-in openings                                                               6         125.00 ea.           750.00
Partition walls @ 9'                                                          70 lf.      21.00 lf.         1,470.00
Demising walls @ 20'                                                          20 lf.      55.00 lf.         1,100.00
Misc. drywall repairs                                                                      lump sum           500.00
Suspended acoustical ceilings                                              2,205 sf.       1.00 sf.         2,205.00
Misc. suspended ceiling repairs                                                            lump sum           750.00
Provide support for folding partition                                                      lump sum           750.00
Interior door removal                                                         23          50.00 ea.         1,150.00
Interior door re-installation                                                 11          85.00 ea.           935.00
Interior door supply & install (3'0" x 8'0")                                   1         350.00 ea.           350.00
Interior door (fire-rated 6'0" x 8'0" pair)                                    3         986.00 ea.         2,958.00
Interior folding partition door (18'0" x 9')                                   1       2,160.00 ea.         2,160.00
Interior window frames                                                         7         180.00 ea.         1,260.00
Interior window glass                                                        132 sf.       6.50 sf.           858.00
Cabinetry                                                                     24 lf.     230.00 lf.         5,520.00
Electrical duplexes                                                           13          42.00 ea.           546.00
Dedicated duplexes                                                             3          95.00 ea.           285.00
Plugmolding                                                                  245 lf.       9.00 lf.         2,205.00
Title 24 light switches                                                        5          55.00 ea.           275.00
Telephone outlets                                                              6          22.00 ea.           132.00
Partition telephone outlets                                                    5          30.00 ea.           150.00
Firewall electrical wraps                                                     38          10.00 ea.           380.00
Electrical light fixtures                                                     32          95.00 ea.         3,040.00
Single circuit 120V/20A J-box                                                  1         112.00 ea.           112.00
Three circuit 120V/20A J-box                                                   4         225.00 ea.           900.00
Demo duplexes                                                                 38           7.00 ea.           266.00
Demo telephone outlets                                                        18           7.00 ea.           126.00
Demo CRT outlets                                                               8           7.00 ea.            56.00
Demo light switches                                                           16           7.00 ea.           112.00
Demo strip fixtures                                                           16           7.00 ea.           112.00
HVAC power to disconnect                                                      10 tn      140.00 tn          1,400.00
Exhaust fan power connection w/switch                                          1         150.00 ea.           150.00
Electrical design fee                                                                      lump sum         1,590.00
H.V.A.C.
    5 ton heat pumps                                                           2
    Exhaust fans                                                               1
    Thermostats                                                                2
    Thermostats (relocated)                                                    5
    Supply air registers                                                      16
    Return air registers                                                       7
    Supply air registers (relocated)                                           5
    Return air registers (relocated)                                           1
    Control panel                                                              1
    Water piping & condensate
    Design fee                                                                             lump sum        15,435.00
Plumbing R&R exst'ng watercloset w/trbo                                        8         315.00 ea.         2,520.00
St. steel sink w/garb. disp. (dishwshr. N.I.C.)                                1           lump sum           800.00
Painting                                                                  15,030 sf.        .18 sf.         2,705.00
Fire Sprinklers                                                               25         115.00 ea.         2,875.00
Carpeting (excluding furniture removal)                                      874 sy.      14.25 sy.        12,455.00
Vinyl composition floor tile (exc. furn. rm)                               5,580 sf.       1.35 sf.         7,533.00
Blueprint/plan reproduction                                                                lump sum            80.00
Architectural fee                                                                          lump sum         2,800.00
Plancheck & permit fees                                                                    lump sum         2,700.00
                                                                                                          ----------
*SUBTOTAL                                                                                                 $89,470.00
Contingency                                                            89,470.00                 1%           895.00
General contractor's fee                                               90,365.00                 5%         4,518.00
General conditions (Insur. salaries. cleanup)                                              lump sum         4,685.00
                                                                                                          ----------
**TOTAL CONSTRUCTION COSTS                                                                                 94,833.00

                                                             DATE: JUNE 19, 1991
                                                                   -------------
TENANT: KOFAX IMAGE PRODUCTS          SUITE NO.              SQ. FT.
        ---------------------------            -----------           -----------
PROJECT: IRVINE/SAMMIS VENTURE        JOB NO.  3 Jenner Street, Suite 100
         --------------------------            --------------------------
                                      Prepared by: T. Redler
                                                   ----------------------
                                      Xc: Tom Williams/Gary Cropp
                                          -------------------------------


DESCRIPTION                                                            QUANTITY         UNIT PRICE        TOTAL COST
-----------                                                           ----------       ------------       -----------
Original cost for labor and material only                                                                 $ 89,470.00
Added cost for construction in (3) phases                                                                   13,421.00
                                                                                                          -----------
SUBTOTAL                                                                                                  $102,891.00
Contingency                                                            102,891.00                1%          1,029.00
General Contractor's fee                                               103,920.00                5%          5,196.00
General Conditions (insur. salaries, cleanup)                                              lump sum          5,801.00
                                                                                                          -----------
TOTAL CONSTRUCTION COST                                                                                   $114,917.00

Additional options:
a) Complete painting of adjoining suite                                    2,360 sf.        .18 sf.            425.00
b) Complete air balance rms. #112, #149, #150 and #151
c) Dual thermostatic control rms. #138, #140                                               lump sum            175.00
c.2.) 1.5 ton HVAC unit                                                                    lump sum          3,545.00
d) Carpet replacement @ entry & corridor                                     189 sy.      14.25 sy.          2,693.00
e) Cost for added partitions                                                  20 lf.      18.00 lf.            360.00
f) Installation of flush valves to exs'tng restrooms                           8         135.00 ea.          1,080.00
f.2.) Two additional flush valve toilets                                       2         450.00 ea.            900.00
g) Exterior sign removal & repainting                                                      lump sum            150.00
h) New exterior sign installation                                        "Kofax"           lump sum            571.00
i) Increased allowance for folding partition door                                          lump sum          2,500.00
j) Demolition of partition walls, room #105                                   18 lf.       9.00 lf.            162.00
  Associated drywall repair                                                                lump sum            100.00
                                                                                                          -----------
Subtotal Options Cost                                                                                     $ 12,821.00
General Contractor's fee                                               12,821.00                 5%            641.05
                                                                                                          -----------
Total Options Cost                                                                                        $ 13,462.05
Total Construction Cost                                                                                    114,917.00
                                                                                                          -----------
GRAND TOTAL OPTIONS AND CONSTRUCTION COST                                                                 $128,379.05
                                                                                                          ===========

                                  Schedule III

                     Quality of Construction Material Letter

PROJECT:      Irvine/Sammis Venture
              Irvine, California

REFERENCE:    3 Jenner

                              DESCRIPTION OF ITEMS

          The following listed items represent the quality of materials to be provided in the Preliminary Cost Estimate provided by Landlord for the Tenant Improvements.

     1.   DEMISING PARTITION

          6", 20 gauge steel studs at 16" o.c. with 5/8" type "x" gypsum board each side. Installed from slab to structure above. R-19 batt insulation in wall cavity.

     2.   INTERIOR PARTITION

          3 5/8", 25 gauge steel studs at 24" o.c. with 5/8" type "x" gypsum board each side installed from slab to underside of ceiling grid with seismic bracing per City of Irvine Building Code.

          Office to warehouse interior partition: 3-5/8" 25 gauge steel studs at 24" on center with 5/8" type "x" gypsum board each side installed from slab to 6" above ceiling. R-11 batt insulation in cavity.

     3.   SINGLE INTERIOR DOOR

          1-3/4" solid core : Legacy "Mendicino oak" 3'-0 x 8'-0 set in 3'-0 x 8'-0" Timely prefinished metal section frame door. Latch shall be Schlage D-10-S-626 "Olympiad" lever design in brushed chrome finish, or equal.

     4.   ACOUSTICAL CEILING

          2'x 4' white enameled steel grid, 800 series by Chicago Metallic (or equal). Ceiling tile shall be Armstrong 2 x 4 lay-in 755B natural fissured. Installed at 9'-0" AFF.

     5.   LIGHT FIXTURES

          2' x 4' recessed fluorescent light fixture with 3 lamps, energy saving ballast, and acrylic prismatic lens. Lithonia #2GT 440 RW A-12 277ES (or equal).

     6.   Two (2) gang switches with ivory plastic cover plate.

     7.   DUPLEX OUTLETS

          120 volt - 15 amp receptacle with ivory cover plate.

     8.   TELEPHONE OUTLET

          Standard mudring without cover plate, conduit to 6" above ceiling.

     9.   EXIT SIGN

          Exit signs as required by City. Illuminated with battery back up.

     10.  TELEPHONE BACKBOARD

          2' x 4' or 4' x 8' plywood backboard with one (1) dedicated duplex outlet and 1" conduit feed from telephone terminal board.

     11.  ELECTRICAL SERVICE

          120/208 to 277/480 available.

     12.  HEATING VENTILATION AND AIR CONDITIONING

          Water source heat pump units with economizers and isolators. One thermostat control per unit. Distribution through 2 x 2 louvreface adjustable grill supply and perforated face diffuser.

     13.  FIRE EXTINGUISHER

          Sampson model 99 fire cabinet with 2A 10BC minimum rated fire extinguisher or equal.

     14.  SPRINKLER HEADS

          Semi-recessed chrome heads in improved office area. Standard heads all other areas.

     15.  COFFEE BAR (if planned)

          Plastic laminate top on base cabinet with plastic laminate covered doors over storage compartments. Stainless steel sink. 15" x 17" Elkay #PSR-1517 with Elkay #LK2423 "Hi-Arc" faucet.

     16.  RESTROOM

          "Sloan valve" type toilet meeting handicap standards. Wall mounted sink(s).

          Accessories: Handicap approved grab bars, toilet paper holder, 24 x 36 mirror over sink. Exhaust fan wired to wall mounted light fixture over mirror.

          Flooring shall be DAL-tile "Keystone" with color coordinate base to 4" A.F.F.

          Wet walls shall have F.R.P. to 48" above finished floor and water based enamel paint to ceiling.

          Ceiling to be 5/8" gyp board on 6" 20 gauge steel studs at 24" o.c. with R-19 insulation at 8'2" above finished floor.

     17.  FLOOR COVERING

          Office: Designweave "Dana Point" 32 oz. cut pile carpet. Installed over 5/16" Nova cushion pad. Armstrong "Excelon 1/8". Vinyl composition tile where specified.

     18.  BASE

          2 1/2" Burke rubber base, color per building standard.

     19.  PAINT

          Standard paint Frazee "Vinyl-Lux" latex paint with Eggshell finish. 2 coats to cover all walls.

     20.  WAREHOUSE LIGHTING

          8'-0" strip fluorescent light fixtures for minimum warehouse lighting.

     21.  WINDOW COVERINGS

          Miniblinds. Levolor "Riviera" #111 cotton white (exterior windows only).

                               WORK LETTER RIDER 6
                         (Amortization of Excess Costs)

     The capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Lease to which the Work Letter relates. The provisions of this Work Letter Rider shall supersede any inconsistent or conflicting provisions of the Work Letter.

TO BE ADDED FOLLOWING SECTION 6(b):

          (c) AMORTIZATION OF EXCESS COSTS. Provided that no Event of Default under the Lease has occurred and is continuing, Tenant may elect, by written notice delivered to Landlord within the time that Tenant is to pay to Landlord any excess Tenant Improvement Costs, to have such excess costs up to a maximum amount of Seventy Thousand Dollars ($70,000 ) amortized over the initial Term of the Lease at a rate of twelve percent (12%) per annum ("Amortization Rate"), with all such amortized amounts paid by Tenant to Landlord as Additional Rent at the time and in the manner required for Tenant to pay Monthly Rent as set forth in the Lease. Upon the occurrence of any Event of Default under the Lease as amended, which is not cured within any applicable grace and cure period as set forth in the Lease, as amended, Landlord shall have the right to accelerate the remaining principal balance of excess Tenant Improvement Costs amortized hereunder and to require that the entire amount thereof be immediately paid in full by Tenant. Should Tenant fail to pay such remaining principal amount within five (5) business days after any written notice of such election by Landlord, such principal amount shall thereafter bear interest at the greater of the Amortization Rate or the Applicable Rate until paid.

                                   EXHIBIT "3"

                     Option to Lease Additional Vacant Space

         THIS Exhibit "3" is attached to and made a part of that Third Amendment to Lease ("Amendment") dated August 22, 1991 between THE IRVINE COMPANY, a Michigan corporation, as "Landlord" and KOFAX IMAGE PRODUCTS, a California corporation, as "Tenant", for the Premises known as 3 Jenner Street, Suite 100 & 150, Irvine, California. The capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Lease. The provisions of this Exhibit "3" shall supersede any inconsistent or conflicting provisions of the Amendment.

         Provided no Event of Default has occurred and is continuing, Tenant shall have the option (the "Option") to lease that certain space consisting of approximately Five Thousand Eight Hundred Seventy-Two (5,872) square feet and described on Schedule 1 to this Exhibit "3" (the "Option Space"), upon the following terms and conditions:

         (i) Tenant must exercise the Option by written notice to Landlord (the "Option Notice") given to Landlord on or before February 15, 1993; provided, however, that if Landlord shall obtain a "Letter of Intent" (as hereinafter defined) from the existing tenant of the Option Space during the period between November 15, 1992 and February 15, 1993, then Landlord shall give written notice thereof to Tenant and, on or before the first to occur of: (i) thirty (30) days from the giving of Landlord's notice (but no sooner than January 1, 1993), or
(ii) February 15, 1993, Tenant shall be obligated to deliver the Option Notice to Landlord or lose the Option. As used herein, "Letter of Intent" shall mean a non-binding letter of intent, or offer to lease the Option Space, executed by the existing tenant thereof, or its broker or representative, setting forth the terms and conditions on which said tenant would be willing to lease the Option Space from and after April 30, 1993. If Tenant fails or elects not to exercise the Option as above-provided, the option shall automatically terminate without further action of the parties, and Landlord shall be free to lease the Option Space to any third party upon such terms and conditions as Landlord desires.

         (ii) If Tenant timely and properly exercises the Option, Tenant shall, within fifteen (15) days after receipt from Landlord, enter into a new lease (on Landlord's then current standard form for the Project) or an amendment to this Lease for the Option Space, which new lease or amendment shall incorporate the terms for the lease of the Option Space set forth herein. If Tenant fails to execute and deliver said new lease or amendment within said fifteen (15) days, then the Option shall automatically terminate without further action of the parties and Landlord shall be free to lease the Option Space to any third party upon such terms and conditions as Landlord desires.

         (iii) If Tenant properly and timely exercises the Option, Tenant's lease of the Option Space shall commence as of the date of substantial completion of the Option Space Tenant Improvements (the "Option Space Commencement Date") and shall expire on November 15, 1994. The parties anticipate that the Option Space Commencement Date shall occur on May 15, 1993. Tenant acknowledges that the existing tenant's lease for the Option Space currently expires on April 30, 1993, and if for any reason Landlord cannot deliver possession of the Option Space to Tenant on the Option Space Commencement Date, then Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity

                                       1.

of this Lease or Tenant's obligation to lease the Option Space hereunder, but in such case Tenant shall not be obligated to pay Monthly Rent or Additional Rent for the Option Space until possession of the option space is tendered to Tenant by Landlord; provided, however, if Landlord shall not have delivered possession of the Option Space to Tenant with the Option Space Tenant Improvements substantially completed on or before ninety (90) days from and after the Option Space Commencement Date, plus periods due to Tenant Delays, then Tenant may, at its option, by written notice given to Landlord within fifteen (15) days thereafter, terminate the entire Lease as provided and subject to the terms and conditions of Paragraph 1 of Exhibit "4" to this Lease, except that Tenant shall not be obligated to pay that portion of the Termination Fee set forth in Paragraph 3(c) of said Exhibit "4".

             (iv) Tenant's Monthly Rent obligation under this Lease shall be increased by $.66 per square foot of the Option Space (or Three Thousand Eight Hundred Seventy-Five Dollars and Fifty-Two Cents ($3,875.52)) commencing on the Option Space Commencement Date.

             (v) Effective as of the Option Space Commencement Date, the number of vehicle parking spaces shall be increased to one hundred fifty-five (155), and the Tenant's Percentage (as set forth in Paragraph (q) of the Lease Summary) shall be increased to 26.83%.

             (vi) After Tenant's exercise of the Option, Landlord shall build out the Option Space Tenant Improvements (as defined below), with a tenant allowance not to exceed $5,872.00. Further, any excess tenant improvement costs for such improvements, not to exceed Eleven Thousand Seven Hundred Forty-Four Dollars ($11,744.00), shall be paid for by Landlord but fully amortized (at a per annum interest rate of 12%) and paid for by Tenant over the remaining Term of the Lease. As used herein, "Option Space Tenant Improvements" shall mean removal of interior walls in the Option Space to be specified, demolition of certain fixtures in the Option Space to be specified, repainting, recarpeting and installation of interior office windows. Landlord shall build out the Option Space Tenant Improvements in a good and workmanlike manner using a licensed, reputable contractor, and in accordance with all applicable codes. The Option Space Tenant Improvements shall be of like kind and quality with the Additional Space Improvements (as defined in Section III.C. of this Amendment), and the Option Space Commencement Date shall not be delayed by any requests by Tenant for over-standard materials or finishes or by unreasonable interference with Landlord's contractor. At the time of Tenant's exercise of the Option, the parties shall mutually agree on a build-out schedule for the Option Space Tenant Improvements with a completion date no later than May 15, 1993.

             (vii) If Tenant properly and timely exercises the Option, Tenant's Option to Terminate set forth in Exhibit "4" shall not be exercisable by Tenant during the initial six (6) months from and after the Option Space Commencement Date (except as specifically provided in Section (iii) above). Further, an additional Termination Fee (in addition to the Fee set forth in Paragraph 3 of Exhibit "4") shall be payable to Landlord if Tenant exercises its Option to Terminate from and after six (6) months after the Option Space Commencement Date, which additional fee shall be the sum of: (a) any unamortized excess tenant improvement costs per Section (vi) above, plus (b) the product of $5,872 x 1/18 x (18 - the number of months that the Lease terminates after the option Space Commencement Date).

             (viii) Tenant's Option is personal to Tenant and may not be exercised by or assigned to any person or entity other than Tenant, and shall terminate and be of no further force or effect upon any subsequent assignment of the Lease or subletting of more than fifty percent (50%) of the square footage of the Premises.

                                       2.

                                   SCHEDULE 1
                                    EXHIBIT 3
                             ADDITIONAL VACANT SPACE
                          5 JENNER            SUITE 190

                                   5,862 S.F.

                                     [MAP]

                                   Exhibit "4"

                            OPTION TO TERMINATE LEASE

         THIS EXHIBIT "4" is attached to and made a part of that certain Third Amendment to Lease (the "Amendment") dated August 22, 1991, between THE IRVINE COMPANY, a Michigan corporation, as Landlord and KOFAX IMAGE PRODUCTS, a California corporation, as Tenant. The capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Amendment. The provisions of this Lease Rider shall supercede any inconsistent or conflicting provisions of the Amendment.

1. Option To Terminate. Provided no Event of Default has occurred and is continuing, Tenant shall have an ongoing option to terminate the Lease ("Option to Terminate" or "Option"), on the terms and conditions herein set forth. The option shall be exercisable by Tenant on the express conditions that, at the time of the exercise of such Option and thereafter at all times prior to the Termination Date, an Event of Default shall not have occurred and be continuing under the Lease. If Tenant properly exercises the Option, "Term", as used herein and in the Lease, shall be deemed to include the period from the exercise of the Option through and including the Termination Date.

2. Exercise of option. Subject to the conditions set forth in this Lease Exhibit, Tenant may exercise the option by delivering written notice of such exercise to Landlord at any time during the Term after the twelfth (12th) month following the Extension Commencement Date. The Lease shall thereafter terminate on that date (the "Termination Date") which is ninety (90) days following Tenant's giving of a valid notice of exercise of the Option.

3. Termination Fee. If Tenant exercises the Option, Tenant shall pay to Landlord a fee (the "Termination Fee") equal to the sum of the amounts described in subparagraphs (a) through (c) below:

                  (a) The unamortized cost of any excess Tenant Improvement Costs (as defined and provided in Paragraph 6 of the Work Letter and in Work Letter Rider 6) remaining unamortized as of the Termination Date.

                  (b) An amount to reimburse Landlord for a portion of its brokerage commissions paid, determined as follows

            Month During Which                               Commission
         Termination Date Occurs                            Reimbursement
         -----------------------                            -------------
                16 - 24                      [$436.59 x (24-M) + $4,365.86]
                                                      x (1.01)M

                25 - 36                      [$363.82 x (36-M)] x (1.01)M

         Where:   M = Number of months from November 16, 1991 through month
                      when Termination Date occurs.

                                       1.

         (c) An amount determined as follows:

         Termination Date occurs:                     Fee Per Month:
         ------------------------                     --------------
                16 - 18                            $0.10 x P.S.F. x N
                19 - 24                            $0.05 x P.S.F. x N
                25 - 36                            $0.02 x P.S.F. x N

         Where:  N =  Number of months from the Extension Commencement Date through the month when the Termination Date occurs.

            P.S.F. = Gross square footage of the Premises (including the Option Space if Tenant has exercised the Option as provided in Exhibit "3" and is occupying the Option Space).

         The Termination Fee shall be paid in cash to Landlord upon the Termination Date, and the Lease shall not be terminated unless and until the Termination Fee is paid to Landlord. Notwithstanding the foregoing, in the event that Landlord and Tenant shall execute, at any time prior to the Termination Date, a new lease for space elsewhere in "Landlord's portfolio" containing at least the same square footage as the Premises, then that portion of the Termination Fee represented by subparagraphs 3(b) and 3(c) above shall be waived by Landlord as part of such new lease with Tenant. As used herein, "Landlord's portfolio" shall mean space in projects wholly owned or owned in joint venture by Landlord.

         4. Option Is Personal To Tenant. The Option is personal to Tenant. If Tenant subleases more than fifty percent (50%) of the square footage of the Premises or assigns or otherwise transfers any interest of the Lease prior to the exercise of the Option, the Option shall lapse.

                                       2.

                                    EXHIBIT 5

                              OPTION TO EXTEND TERM

                         (Fair Market Value Adjustment)

         This Exhibit is attached to and made part of that certain Third Amendment to Lease (the "Amendment") dated August 22 between THE IRVINE COMPANY, a Michigan corporation, as Landlord, and KOFAX IMAGE PRODUCTS, a California corporation, as Tenant. The capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Lease. The provisions of this Lease Rider shall supersede any inconsistent or conflicting provisions of the Lease.

A.    OPTION(S) TO EXTEND TERM.

      1. Landlord hereby grants to Tenant one (l) option(s) (the "Option(s)") to extend the Term of the Lease for additional consecutive term(s) of three (3) years and zero (0) months each (each is called an "Extension"), on the same terms and conditions as set forth in the Lease, except the Monthly Rent shall be the amount determined as set forth below. Each Option shall be exercised only by written notice delivered to Landlord at least one hundred twenty (120) days before the expiration of the initial Term of the Lease or the immediately preceding Extension, as the case may be. If Tenant fails to deliver Landlord written notice of the exercise of an option within the time period prescribed above, such Option and any succeeding Options shall lapse, and there shall be no further right to extend the Term of the Lease. Each Option shall be exercisable by Tenant on the express conditions that (i) at the time of the exercise of such Option, and thereafter at all times prior to the commencement of such Extension, an Event of Default shall not have occurred and be continuing under the Lease and (ii) Tenant has not been ten (10) or more days late in the payment of Rent more than a total of three (3) times during the Term of the Lease. If Tenant properly exercises an Option, "Term", as used herein and in the Lease, shall be deemed to include the applicable Extension.

         2. PERSONAL OPTIONS.

         Each option is personal to Tenant. If Tenant subleases more than fifty percent (50%) of the square footage of the Premises or assigns or otherwise transfers any interest under the Lease prior to the exercise of an Option, such option and any succeeding Options shall lapse. If Tenant subleases more than fifty percent (50%) of the square footage of the Premises or assigns or otherwise transfers any interest of Tenant under the Lease after the exercise of an Option but prior to the commencement of the Extension to such option, such Option and any succeeding Options shall lapse and the Term of the Lease shall expire as if such Option were not exercised. If Tenant subleases more than fifty percent (50%) of the square footage of the Premises or assigns or otherwise transfers any interest of Tenant under the Lease after the exercise of an Option and after the commencement of the Extension related to such option, then the Term of the Lease shall expire upon the expiration of the Extension during which such sublease or transfer occurred and only the succeeding Options shall lapse.

B.    CALCULATION OF RENT.

         The Monthly Rent during each Extension shall be increased, as of the commencement of each Extension (each is called a "Rental Adjustment Date") to ninety-five percent (95%) of the "Fair Market Value" of the Premises, determined in the following manner: Not later than one hundred (100) days prior to any applicable Rental Adjustment Date, Landlord and Tenant shall met in an effort to negotiate, in good faith, the Fair Market Value of the Premises as of such Rental Adjustment Date. If Landlord and Tenant have not agreed upon the Fair Market Value of the Premises at least ninety (90) days prior to the applicable Rental Adjustment Date, the Fair Market Value shall be determined by the following appraisal method:

         (i) If Landlord and Tenant are not able to agree upon the Fair Market Value of the Premises within the time period described above, then Landlord and Tenant shall attempt to agree in good faith upon a single appraiser not later than seventy-five (75) days prior to the applicable Rental Adjustment Date. If Landlord and Tenant are unable to agree upon a single appraiser within such time period, then Landlord and Tenant shall each appoint one appraiser not later than sixty-five (65) days prior to the applicable Rental Adjustment Date. Within (10) days thereafter, the two appointed appraisers shall appoint a third appraiser. If either Landlord or Tenant fails to appoint its appraiser within the prescribed time period, the single appraiser appointed shall determine the Fair Market Value of the Premises. If both parties fail to appoint appraisers within the prescribed time periods, then the first appraiser thereafter selected by a party shall determine the Fair Market Value of the Premises. Each party shall bear the cost of its own appraiser and the parties shall share equally the cost of the single or third appraiser if applicable. All appraisers shall have at least five (5) years' experience in the appraisal of commercial/industrial real property in the area in which the Premises are located and shall be members of professional organizations such as MAI or its equivalent.

         (ii) For the purposes of such appraisal, the term "Fair Market Value" shall mean the price that a ready and willing tenant would pay, as of the applicable Rental Adjustment Date, as monthly rent, to a ready and willing landlord of property comparable to the Premises if such property were exposed for a lease of three (3) years with no options, on the open market for a reasonable period of time, and taking into account all of the purposes for which such property may be used. If a single appraiser is chosen, then such appraiser shall determine the Fair Market Value of the Premises. Otherwise, the Fair Market Value of the Premises shall be the arithmetic average of the two (2) of the three (3) appraisals which are closest in amount, and the third appraisal shall be disregarded. Landlord and Tenant shall instruct the appraiser(s) to complete their determination of the Fair Market Value not later than thirty (30) days prior to the applicable Rental Adjustment Date. If the Fair Market Value is not determined prior to the applicable Rental Adjustment Date, then Tenant shall continue to pay to Landlord the Monthly Rent applicable to the Premises immediately prior to such Rental Adjustment Date until the Fair Market Value is determined. When the Fair Market Value of the Premises is determined, Landlord shall deliver notice thereof to Tenant, and Tenant shall pay to Landlord, within
(10) days after receipt of such notice, the difference between the Monthly Rent actually paid by Tenant to Landlord and the new Monthly Rent determined hereunder. In no event shall the Monthly Rent be reduced below the Monthly Rent applicable to the Premises immediately prior to the applicable Rental Adjustment Date.

                                   EXHIBIT "6"                       Page 1 of 3

                            IRVINE INDUSTRIAL COMPANY

              ENVIRONMENTAL QUESTIONNAIRE AND DISCLOSURE STATEMENT

         The purpose of this form is to obtain Information regarding the use of hazardous substances on Irvine Industrial Company property. Prospective tenants should answer the questions in light of their proposed operations on the promises. Existing tenants should answer the questions as they relate to on-going operations on the promises and should update any Information previously submitted. if additional space Is needed to answer the questions, you may attach separate sheets of paper to this form.

         Your cooperation in this matter Is appreciated. Any questions should be directed to, and when completed.. the form should be mailed to:

                          Asset Manager
                          The Sammis Company
                          6 Jenner Street, Suite 230
                          Attn: Irvine, California 92718
                          Phone: (714) 727-2011

1.   GENERAL INFORMATION

     Name of Responding Company.      Kofax Image Products

     Check the Applicable Status:

           Prospective Tenant [ ]     Existing Tenant [X]

     Mailing Address:             3 Jenner Street
                                  Irvine, California 92718

     Contact Person and Title:    Ron Fikert, Vice President

     Telephone Number: (714) 727-1733

     Address of Leased Promises:  3 Jenner Street, Irvine, California, 92718

     Length of Lease Term:        three (3) years

     Describe the proposed operations to take place on the property, Including principal products manufactured or services to be conducted. Existing tenants should describe any proposed changes to on-going operations.

     Research, development and test of add-in boards for PCs.

2.   STORAGE OF HAZARDOUS MATERIALS

     2.1  Will any hazardous materials be used or stored on-site?

          Wastes                       Yes [ ]       No [X]
          Chemical Products            Yes [ ]       No [X]

     2.2 Attach the list of any hazardous materials to be used or stored, the quantities that will be on-site at any given time, and the location and method of storage (e.g., 55 gallon drums on concrete pad).

3.   STORAGE TANKS & SUMPS

     3.1 Is any above or below ground storage of gasoline. diesel. or other hazardous substances In tanks or sumps proposed or currently conducted on the promises?

          Yes [ ]          No [X]

          If yes, describe the materials to be stored, and the type, size and construction of the sump or tank. Attach copies of any permits obtained for the storage of such substances.

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     3.2  Have any of the tanks or sumps been Inspected or tested for leakage?

          Yes [ ]          No [ ]

          If so, attach the results.

     3.3  Have any spills or leaks occurred from such tanks or sumps?

          Yes [ ]          No [ ]

          If so, describe.

     3.4  Were any regulatory agencies notified of the spill or leak?

          Yes [ ]          No [ ]

          If so, attach copies of any spill reports filed, any clearance letters or other correspondence from regulatory agencies relating to the spill or leak.

     3.5 Have any underground storage tanks or sumps been taken out of service or removed?

          Yes [ ]          No [ ]

          If yes, attach copies of any closure permits and clearance obtained from regulatory agencies relating to closure and removal of such tanks.

                                 EXHIBIT "6"                         Page 2 of 3

4.   SPILLS

     4.1  During the past year, have any spills occurred on the premises?

          Yes [ ]        No [X]

          If so, please describe the spill and attach the results of any testing conducted to determine the extent of such spills.

     4.2  Were any agencies notified in connection with such spills?

          Yes [ ]        No [ ]

          If so, attach copies of any spill reports or other correspondence with regulatory agencies.

     4.3  Were any clean-up actions undertaken in connection with the spills?

          Yes [ ]        No [ ]

          If so, briefly describe the actions taken. Attach copies of any clearance letters obtained from any regulatory agencies involved and the results of any final soil or groundwater sampling done upon completion of the clean-up work.

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

5.   WASTE MANAGEMENT

     5.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number?

          Yes [ ]         No [X]

     5.2 Has your company filed a biennial report as a hazardous waste generator?

          Yes [ ]         No [ ]

          If so, attach a copy of the most recent report filed.

     5.3 Attach the list of the hazardous waste, if any, generated or to be generated at the premises, its hazard class and the quantity generated on a monthly basis.

     5.4 Describe the method(s) of disposal for each waste. Indicate where and how often disposal will take place.

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     5.5 Indicate the name of the person(s) responsible for maintaining copies of hazardous waste manifests completed for off-site shipments of hazardous waste.

     5.6 Is any treatment or processing of hazardous wastes currently conducted or proposed to be conducted at the premises:

          Yes [ ]        No [ ]

          If yes, please describe any existing or proposed treatment methods.

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     5.7 Attach copies of any hazardous waste permits or licenses issued to your company with respect to its operations on the premises.

6.   WASTEWATER TREATMENT/DISCHARGE

     6.1  Do you discharge wastewater to:

          [ ] storm drain?                     [ ] sewer?
          [ ] surface water?                   [X] no industrial discharge

     6.2  Is your wastewater treated before discharge?

          Yes [ ]         No [ ]

          If yes, describe the type of treatment conducted.

          ----------------------------------------------------------------------

     6.3 Attach copies of any wastewater discharge permits issued to your company with respect to its operations on the premises.

7.   AIR DISCHARGES

     7.1 Do you have any air filtration systems or stacks that discharge into the air?

          Yes [ ]         No [X]

                                   EXHIBIT "6"                       Page 3 of 3

     7.2 Do you operate any of the following types of equipment, or any other equipment requiring an air emissions permit?

          [ ]   Spray booth
          [ ]   Dip tank
          [ ]   Drying oven
          [ ]   Incinerator
          [ ]   Other (Please Describe)
          [X]   No Equipment Requiring Air Permits

     7.3  Are air emissions from your operations monitored?

          Yes [ ]       No [X]

          If so, indicate the frequency of monitoring and a description of the monitoring results.

          ----------------------------------------------------------------------

     7.4 Attach copies of any air emissions permits pertaining to your operations on the premises.

8.   HAZARDOUS MATERIALS DISCLOSURES

     8.1 Does your company handle hazardous materials in a quantity equal to or exceeding an aggregate of 500 pounds, 55 gallons, or 200 cubic feet?

          Yes [ ]       No [X]

     8.2 Has your company prepared a hazardous materials management plan ("business plan") pursuant to Orange County Fire Department requirements?

          Yes [ ]        No [X]

          If so, attach a copy of the business plan.

     8.3 Are any of the chemicals used in your operations regulated under Proposition 65?

          Yes [X]       No [ ]

          If so, describe the actions taken, or proposed actions to be taken, to comply with Proposition 65 requirements.

          Requested a copy of Prop. 65 with requirements for compliance.

     8.4 Describe the procedures followed to comply with OSHA Hazard Communication Standard requirements.

          To be included in Injury & Illness Prevention Program.

9.   ENFORCEMENT ACTIONS, COMPLAINTS

     9.1 Has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees?

          Yes [ ]       No [X]

          It so, describe the actions and any continuing compliance obligations imposed as a result of these actions.

          ----------------------------------------------------------------------

     9.2 Has your company ever received requests for information, notice or demand letters, or any other inquiries regarding its operations?

          Yes [ ]       No [X]

     9.3 Have there ever been, or are there now pending, any lawsuits against the company regarding any environmental or health and safety concerns?

          Yes [ ]       No [X]

     9.4 Has an environmental audit ever been conducted at your company's current facility?

          Yes [ ]       No [X]

          If so, discuss the results of the audit.

          ----------------------------------------------------------------------

     9.5 Have there been any problems or complaints from neighbors at the company's current facility?

          Yes [ ]       No [X]

          Kofax Image Products
------------------------------------------
Company

By:   /s/ [SIG]
   ---------------------------------------
   Title:  Vice President
         ---------------------------------
         Date:  9-6-91
              ----------------------------

                            FOURTH AMENDMENT TO LEASE

I. PARTIES AND DATE.

     This Fourth Amendment to Lease (the "Fourth Amendment") dated March 15, 1994, is by and between THE IRVINE COMPANY, a Michigan corporation ("Landlord"), and KOFAX IMAGE PRODUCTS, a California corporation ("Tenant").

II.   RECITALS.

     Landlord and Tenant entered into a lease dated as of March 31, 1988, as amended by First Amendment to Lease dated March 7, 1990, by Second Amendment to Lease dated May 4, 1990 wherein an additional 5,735 square feet was added, and by Third Amendment to Lease dated August 22, 1991 (the "Third Amendment"), wherein an additional 7,705 square feet was added (as amended, the "Lease") concerning certain premises ("Premises") located at 3 Jenner Street, Suites 100 and 150, Irvine, California.

     Landlord and Tenant each desire to modify the Lease to add Suites 165 and 170 comprising 5,124 square feet of space in a building located at 5 Jenner Street, Irvine, California, extend the Lease Term, adjust the Monthly Rent, and make such other modifications as are set forth in "III. MODIFICATIONS" next below. For purposes of this Fourth Amendment, the existing premises located at 3 Jenner Street shall be referred to as the "3 Jenner Premises" and the expansion premises located at 5 Jenner Street shall be referred to as the "5 Jenner Premises."

III.    MODIFICATIONS.

     A. Existing Lease Modifications. It is understood and agreed to by the parties herein that the provisions of this Fourth Amendment shall supersede and cancel in their entirety Section III, Paragraphs B, D, E, F and G of the Third Amendment.

     B. Building. Effective as of the "Commencement Date for the 5 Jenner Premises" (as defined in the Work Letter attached hereto as Exhibit X), all references to the "Building" in the Lease shall be amended to refer to the two buildings located at 3 Jenner Street and 5 Jenner Street, Irvine, California, either collectively or individually as the context may reasonably require.

     C. Lease Summary. The Lease Summary is hereby amended as follows:

          1. Subparagraph (c) is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

               "(c) Address of Landlord: c/o The O'Donnell Group
                                             One Technology Drive, Suite F-207
                                             Irvine, CA 92718
                                             Attn: Property Manager

          2. Effective as of the Commencement Date for the 5 Jenner Premises, Subparagraph (g) shall be deleted in its entirety and the following shall be substituted in lieu thereof:

               "(g) Premises Square Footage: Approximately 38,199 comprising 33,075 square feet at 3 Jenner Street and 5,124 square feet at 5 Jenner Street."

          3. Effective as of the Commencement Date for the 5 Jenner Premises, Subparagraph (h) shall be amended by adding the following:

               "and 5 Jenner Street, Suites 165 and 170, Irvine, CA 92718"

          4. Effective as of the Commencement Date for the 5 Jenner Premises, Subparagraph (i) shall be deleted in its entirety and the following shall be substituted in lieu thereof:

               "(i) 3 Jenner Building Square Footage: 33,075
                    5 Jenner Building Square Footage: 42,078"

          5. Subparagraph (j) is hereby amended by adding the following:

               "Anticipated Commencement Date for the 5 Jenner Premises: May 1, 1994."

          6. Subparagraph (k) is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

               "(k) Term: The Term of this Lease shall expire at midnight on January 31, 1997."

          7. Effective as of the Commencement Date for the 5 Jenner Premises, Subparagraph (l) (and Exhibit "E" to the Lease) shall be deleted in their entirety, and the following shall be substituted in lieu thereof:

               "(l) Monthly Rent: $25,365.06 Adjustments to Monthly Rent:
          Commencing on November 16, 1994, the Monthly Rent shall be $26,357.31"

          8. Subparagraph (m) is hereby deleted and the following shall be substituted in lieu thereof:

               "(m) Security Deposit: $26,357.31"

          9. Effective as of the Commencement Date for the 5 Jenner Premises, Subparagraph (q) shall be deleted in its entirety and the following shall be substituted in lieu thereof:

               "(q) 26.33%"

     D. Description of Premises. Effective as of the Commencement Date for the 5 Jenner Premises, Exhibit A to the Lease is deleted and is substituted by the Revised Exhibit A attached to this Fourth Amendment.

     E. Security Deposit. Concurrently with Tenant's delivery of this Fourth Amendment, Tenant shall deliver the sum of Three Thousand Eight Hundred Eighty-Three Dollars and Thirty-One Cents ($3,883.31) to Landlord, which sum shall be added to the Security Deposit presently being held by Landlord in accordance with Paragraph 7 of the Lease.

     F. Option to Extend Term. Exhibit 5 to the Third Amendment entitled "Option to Extend Term" shall remain in full force and effect (granting Tenant the right to extend the Term beyond January 31, 1997 as therein provided), except that:
(i) the first sentence of Paragraph A.1. is hereby amended by deleting "three
(3) years and zero (0) months" as the "Extension" period and substituting "two
(2) years and zero (0) months" in lieu thereof; and (ii) the first sentence of Paragraph B(ii) is hereby amended by deleting the interlineated text consisting of the words "a lease of three (3) years with no options" and substituting "a lease of two (2) years with no options" in lieu thereof.

     G. Right to Terminate. Exhibit 4 to the Third Amendment entitled "Option to Terminate Lease" is hereby canceled in its entirety. Landlord agrees that Tenant shall have the following new right to terminate this Lease:

          Right to Terminate. Provided no Event of Default has occurred and is continuing, Tenant shall have a right to terminate the Lease effective as of any date on or after January 31, 1996 by delivering not less than ninety
     (90) days prior written notice of such termination to Landlord. All rental and other costs due under the Lease shall be due and payable by Tenant to Landlord through the effective date of any such termination. In addition, should Tenant exercise the foregoing right to terminate, Tenant shall pay to Landlord, concurrently with its delivery of the aforementioned 90-day termination notice, a separate termination fee (the "Termination Fee"), as reasonably computed by Landlord, comprised of:
     (1) the sum of Forty Thousand Dollars ($40,000.00), which sum shall be then reduced ratably based on the number of months or fractions thereof remaining in the Lease Term as of the effective date of termination; plus
     (2) the unamortized portion of the $45,000.00 "Landlord's Contribution" (amortized on a straight-line basis over a thirty-three (33) month period with interest at the rate of ten percent (10%) per annum). The provisions of this Section G shall not modify or impair those provisions of the Lease which, by their terms, survive the expiration or other earlier termination of the Lease. The right to terminated as herein provided is personal to Tenant. If Tenant subleases more than fifty percent (50%) of the square footage of the Premises or assigns or otherwise transfers any interest in the Lease prior to its exercise of these termination rights, the rights herein granted shall be void and of no further force or effect.

     H. Parking. In accordance with the provisions of Rider No. 3 to the Lease, "Parking," effective as of the Commencement Date for the 5 Jenner Premises, Landlord shall provide Tenant's employees with an additional twenty-one (21) unreserved parking spaces.

     I. Signage. Landlord shall provide Tenant with a standard multi-tenant identification sign for the 5 Jenner Premises.

     J. Tenant Improvements. Landlord hereby agrees to complete the tenant improvements set forth in Exhibit X, Work Letter, attached hereto.

     K. Exhibit "3" Expiration. The parties hereby acknowledge and agree that the Option to Lease Additional Vacant Space set forth in Exhibit "3" to the Third Amendment has expired by its terms and is no longer of any force or effect.

IV. GENERAL.

     A. Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

     B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in "III. MODIFICATIONS" above and can be changed only by a writing signed by Landlord and Tenant.

     C. Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

     D. Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

     E. Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

     F. Attorneys' Fees. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.

V. EXECUTION.

     Landlord and Tenant executed this Amendment on the date as set forth in "I. PARTIES AND DATE." above.

LANDLORD:                                 TENANT:

THE IRVINE COMPANY,                       KOFAX IMAGE PRODUCTS,
a Michigan corporation                    a California corporation

By  /s/  ROBERT E. WILLIAMS, JR.          By  /s/  [SIG]
  ----------------------------------        ------------------------------------
  Robert E. Williams, Jr., President,     Title  President and CEO
  Irvine Industrial Company, a division        ---------------------------------
  of The Company

By  /s/  JOHN C. TSU                      By /s/ [SIG]
  ----------------------------------        ------------------------------------
  John C. Tsu,                            Title  Vice President and CFO
  Assistant Secretary                          ---------------------------------

      [SEAL]     [SEAL]

                                     [MAP]







                              JENNER BUSINESS PARK

                             ORIENTATION SITE PLAN






                              REVISED EXHIBIT "A"

                                    EXHIBIT A





                           [ARCHITECTURE/SPACE PLANS]






                                     1 of 3

                           [ARCHITECTURE/SPACE PLANS]








                                     2 of 3

                           [ARCHITECTURE/SPACE PLANS]








                                     3 of 3

                                    EXHIBIT X

                            WORK LETTER/BUILD TO SUIT

     Landlord shall cause its contractor to construct the tenant improvements for the 3 Jenner Premises and 5 Jenner Premises as shown in the space plan (the "Plan") prepared by Donald Mueller Associates, dated February 24, 1994. Landlord's total contribution for the tenant improvements, inclusive of space planning costs shall not exceed Forty-Five Thousand Dollars ($45,000.00) ("Landlord's Contribution"), and any additional cost shall be borne solely by Tenant and reimbursed to Landlord upon demand. Unless otherwise specified in the Plan or hereafter agreed in writing by Landlord, all materials and finishes utilized in constructing the tenant improvements shall be Landlord's building standard. Should Landlord submit any additional plans, equipment specification sheets, or other matters to Tenant for approval or completion, Tenant shall respond in writing, as appropriate, within five (5) working days unless a shorter period is provided herein. Tenant shall not unreasonably withhold its approval of any matter, and any disapproval shall be limited to items not previously approved by Tenant in the Plan or otherwise.

     In the event that Tenant requests in writing a revision in the Plan or in any other plans hereafter approved by Tenant, then provided such change request is acceptable to Landlord, Landlord shall advise Tenant by written change order of any additional cost and/or Tenant Delay (as defined below) such change would cause. Tenant shall approve or disapprove such change order in writing within two (2) days following its receipt: Tenant's approval of a change order shall not be effective unless accompanied by payment in full of the additional cost of the tenant improvement work resulting from the change order. It is understood that Landlord shall have no obligation to interrupt or modify the tenant improvement work pending Tenant's approval of a change order.

     As used in the Fourth Amendment, the "Commencement Date for the 5 Jenner Premises" shall mean the earlier of: (a) the date upon which all relevant governmental authorities have approved the tenant improvements in the 5 Jenner Premises in accordance with applicable building codes, as evidenced by written approval thereof in accordance with the building permits issued therefor, or (b) the date Tenant acquires possession or commences use of the 5 Jenner Premises for any purpose other than construction; but in no event earlier than the Anticipated Commencement Date for the 5 Jenner Premises as set fourth in the fourth Amendment. Notwithstanding any provision in the Fourth Amendment to the contrary, if Tenant fails to comply with any of the time periods specified in this Work Letter, requests any changes to the work, furnishes inaccurate or erroneous specifications or other information, or otherwise delays in any manner the completion of the tenant improvements or the issuance of an occupancy certificate (any of the foregoing being referred to in this Work Letter as a "Tenant Delay"), then Tenant shall bear any resulting additional construction cost or other expenses and the Commencement Date for the 5 Jenner Premises shall be deemed to have occurred for all purposes, including Tenant's obligation to pay rent, as of the date Landlord reasonably determines that it would have been able to deliver the 5 Jenner Premises to Tenant but for the collective Tenant Delays. In no event, however, shall such date be earlier than the Anticipated Commencement Date for the 5 Jenner Premises as set forth in the Fourth Amendment.

     Landlord shall permit Tenant and its agents to enter the 5 Jenner Premises prior to the Commencement Date for the 5 Jenner Premises in order that Tenant may perform any work to be performed by Tenant hereunder through its own contractors, subject to Landlord's prior written approval, and in a manner and upon terms and conditions and at times satisfactory to Landlord's representative. The foregoing License to enter the 5 Jenner Premises prior to the Commencement Date for the 5 Jenner Premises is, however, conditioned upon Tenant's contractors and their subcontractors and employees working in harmony and not interfering with the work being performed by Landlord. If at any time that entry shalt cause disharmony or interfere with the work being performed by Landlord, this License may be withdrawn by Landlord upon twenty-four (24) hours written notice to Tenant. That License is further conditioned upon the compliance by Tenant's contractors with all requirements imposed by Landlord on third party contractors, including without Limitation the maintenance by Tenant and its contractors and subcontractors of workers' compensation and public liability and property damage insurance in amounts and with companies and on forms satisfactory to Landlord, with certificates of such insurance being furnished to Landlord prior to proceeding with any such entry. The entry shall be deemed to be under all of the provisions of the Lease except as to the covenants to pay rent. Landlord shall not be Liable in any way for any injury, loss or damage which may occur to any such work being performed by Tenant, the same being solely at Tenant's risk. In no event shall the failure of Tenant's contractors to complete any work in the 5 Jenner Premises extend the Commencement Date for the 5 Jenner Premises beyond the date that Landlord has completed its tenant improvement work and tendered the 5 Jenner Premises to Tenant.

     Tenant hereby designates Ron Fikert, Telephone No. (714) 727-1733, as its representative, agent and attorney-in-fact for the purpose of receiving notices, approving submittals and issuing requests for changes, and Landlord shall be entitled to rely upon authorizations and directives of such person(s) as if given by Tenant. Tenant may amend the designation of its construction representative(s) at any time upon delivery of written notice to Landlord.

     It is understood that a portion of the tenant improvements shall be done during Tenant's occupancy of the 3 Jenner Premises. In this regard, Tenant agrees to assume any risk of injury, loss or damage which may result. Tenant further agrees that no rental abatement shall result while the tenant improvements are completed in the 3 Jenner Premises.

                                    EXHIBIT X

                            FIFTH AMENDMENT TO LEASE

I. PARTIES AND DATE.

        This Fifth Amendment to Lease (the "Fifth Amendment") dated September 25, 1996, is by and between THE IRVINE COMPANY, a Michigan corporation ("Landlord"), and KOFAX IMAGE PRODUCTS, INC., a Delaware corporation as successor-in-interest by corporate merger to Kofax Image Products, a California corporation ("Tenant").

II. RECITALS.

        Landlord and Tenant entered into a lease dated as of March 31, 1988 for space located at 3 Jenner Street, Suite 100, Irvine, California ("Premises"), which lease was amended by First Amendment to Lease dated March 7, 1990, by Second Amendment to Lease dated May 4, 1990 wherein Suite 150 comprising 5,735 square feet was added, by Third Amendment to Lease dated August 22, 1991 (the "Third Amendment") wherein an additional 7,705 square feet was added, and by a Fourth Amendment to Lease dated March 15, 1994 (the "Fourth Amendment") wherein Suites 165 and 170 comprising 5,124 rentable square feet in a building located at 5 Jenner Street, Irvine, California was added (as amended, the "Lease").

        Landlord and Tenant each desire to modify the Lease to add Suite 180 comprising 5,862 square feet of space in a building located at 5 Jenner Street, Irvine, California, extend the Lease Term, adjust the Monthly Rent, and make such other modifications as are set forth in "III. MODIFICATIONS" next below.

III.     MODIFICATIONS.

          A.   Lease Summary. The Lease Summary is hereby amended as follows:

               1. Effective as of the Commencement Date for Suite 180 (as defined in the Work Letter attached hereto), Subparagraph (g) shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                    "(g) Premises Square Footage: Approximately 44,061 comprising 33,075 square feet at 3 Jenner Street and 10,986 square feet at 5 Jenner Street."

               2. Effective as of the Commencement Date for Suite 180, Subparagraph (h) shall be amended by adding the following:

                    "and 5 Jenner Street, Suite 180, Irvine, CA 92718"

               3. Subparagraph (j) is hereby amended by adding the following:

                    "Anticipated Commencement Date for Suite 180: December 1, 1996"

               4. Subparagraph (k) is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

                    "(k) Term: The Term of this Lease shall expire at midnight on January 31, 1999."

               5. Effective as of the Commencement Date for Suite 180, Subparagraph (l) shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                    "(l) Monthly Rent: $31,574.00

                         Adjustments to Monthly Rent:

                         Commencing on February 1, 1997, the Monthly Rent shall be $39,214.00.

                         Commencing on February 1, 1998 (the "Rental Adjustment Date"), the Monthly Rent shall be increased by the percentage increase, if any, in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for all Urban Consumers, Los Angeles-Anaheim-Riverside Area Average, all items (1982-84=100) (the "Index"). The adjustment shall be calculated by comparing the Index published for the third month preceding the Rental Adjustment Date with the Index published for November, 1996, and the Monthly Rent then in effect shall be increased by the amount of the percentage increase, if any, between those published Index amounts. In no event shall the Monthly Rent be reduced by reason of such computation. If at the Rental Adjustment Date the Index shall not exist, Landlord may substitute another reasonable index published by any governmental agency. Landlord shall use diligent efforts to calculate and give Tenant notice of any such increase in the Monthly Rent on or near the Rental Adjustment Date, and Tenant shall commence to pay the increased Monthly Rent effective on the Rental Adjustment Date. In the event Landlord is unable to deliver to Tenant the notice of the increased Monthly Rent at least five (5) days prior to the Rental Adjustment Date, Tenant shall commence to pay the increased Monthly Rent on the first day of the month following the delivery of such notice (the "Payment Date"), provided Landlord's notice has been given at least five (5) days in advance. Tenant shall also pay, together with the first payment of the increased Monthly Rent, an amount determined by multiplying the amount of the increase in Monthly Rent times the number of months that have elapsed between the Rental Adjustment Date and the Payment Date."

               6. Subparagraph (m) is hereby deleted and the following shall be substituted in lieu thereof:

                    "(m) Security Deposit: $43,135.00"

               7. Effective as of the Commencement Date for Suite 180, Subparagraph (q) shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                    (q) 30.32%"

     B. Description of Premises. Effective as of the Commencement Date for Suite 180, Exhibit A to this Fifth Amendment shall be added to Revised Exhibit A of the Lease.

     C. Security Deposit. Concurrently with Tenant's delivery of this Fifth Amendment, Tenant shall deliver the sum of Sixteen Thousand Seven Hundred Seventy-Seven Dollars and Sixty-Nine Cents ($16,777.69) to Landlord, which sum shall be added to the Security Deposit presently being held by Landlord in accordance with Paragraph 7 of the Lease.

     D. Option to Extend Term. Exhibit 5 to the Third Amendment entitled "Option to Extend Term" (as modified by Paragraph III(F) of the Fourth Amendment) is hereby deleted in its entirety and nothing shall be substituted in lieu thereof.

     E. Right to Terminate. Paragraph III(G) of the Fourth Amendment entitled "Right to Terminate" is hereby deleted in its entirety and nothing shall be substituted in lieu thereof.

     F. Parking. Effective as of the Commencement Date for Suite 180, Lease Rider No. 3, "Parking," Paragraph III(H) of the Fourth Amendment, and Paragraph III(G) of the Third Amendment shall be deleted in their entirety and the following shall be substituted in lieu thereof:

     "During the period commencing as of the Commencement Date for Suite 180 and ending January 31, 1999, Landlord shall provide Tenant with one hundred fifty-four (154) unreserved parking spaces. Such parking rights shall be subject to the provisions of Paragraph 40 of the Lease, shall be at no additional charge to Tenant (subject to Tenant's obligations under Paragraph 16 of the Lease), and shall be on a non-exclusive basis in common with other tenants of the Project."

     G. Holding Over. The second sentence of Paragraph 8 of the Lease entitled "Holding Over" is hereby amended by deleting the words "one hundred ten percent (110%)" therefrom and substituting "one hundred fifty percent (150%)" in lieu thereof.

     H. Tenant Improvements. Landlord hereby agrees to complete the tenant improvements for Suite 180 as set forth in Exhibit X, Work Letter, attached hereto.

     I. Contingency. Tenant understands and agrees that the effectiveness of this Fifth Amendment is contingent upon the mutual execution and delivery of a lease surrender and termination agreement between Landlord and Coram Healthcare, the current tenant in possession of Suite 180.

IV. GENERAL.

     A. Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

     B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in "III. MODIFICATIONS" above and can be changed only by a writing signed by Landlord and Tenant.

     C. Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

     D. Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

     E. Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

     F. Attorneys' Fees. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.

V. EXECUTION.

     Landlord and Tenant executed this Amendment on the date as set forth in "I. PARTIES AND DATE." above.

LANDLORD:                                     TENANT:

THE IRVINE COMPANY,               [SEAL]      KOFAX IMAGE PRODUCTS, INC.,
a Michigan corporation                        a Delaware corporation

By  /s/  CLARENCE W. BARKER                   By  /s/  [SIG]
  ------------------------------------          --------------------------------
  Clarence W. Barker, President,              Title  President and CEO
  Irvine Industrial Company, a division
  of The Irvine Company

By  /s/  JOHN C. TSU                          By  /s/  [SIG]
  ------------------------------------          --------------------------------
  John C. Tsu,                                Title  CFO and Secretary
  Assistant Secretary

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                                    EXHIBIT A

                                    EXHIBIT X


                                   WORK LETTER

        Tenant Improvements for Suite 180

        Landlord shall cause its contractor to construct such tenant improvement work in Suite 180 as may be specified by Tenant not later than September 15, 1996, and approved by Landlord ("Tenant Improvements"). Landlord's total contribution for the Tenant Improvements, inclusive of space planning costs and Landlord's construction management fee, shall not exceed Twenty-Nine Thousand Three Hundred Ten Dollars ($29,300.00) ("Landlord's Contribution"), and any additional cost shall be borne solely by Tenant and reimbursed to Landlord upon demand. Unless otherwise agreed in writing by Landlord, all materials and finishes utilized in constructing the Tenant Improvements shall be Landlord's building standard. Should Landlord submit any plans, equipment specification sheets, or other matters to Tenant for approval or completion, Tenant shall respond in writing, as appropriate, within five (5) working days unless a shorter period is provided herein. Tenant shall not unreasonably withhold its approval of any matter, and any disapproval shall be limited to items not previously approved by Tenant.

        In the event that Tenant requests in writing a revision in the Tenant Improvements or in any work hereafter approved by Tenant, then provided such change request is acceptable to Landlord, Landlord shall advise Tenant by written change order of any additional cost and/or Tenant Delay (as defined below) such change would cause. Tenant shall approve or disapprove such change order in writing within two (2) days following its receipt. Tenant's approval of a change order shall not be effective unless accompanied by payment in full of the additional cost of the tenant improvement work resulting from the change order. It is understood that Landlord shall have no obligation to interrupt or modify the Tenant Improvements pending Tenant's approval of a change order.

        As used in the Fifth Amendment, the "Commencement Date for Suite 180" shall mean the earlier of: (a) the date upon which all relevant governmental authorities have approved the Tenant Improvements in accordance with applicable building codes, as evidenced by written approval thereof in accordance with the building permits issued therefor, or (b) the date Tenant acquires possession or commences use of Suite 180 for any purpose other than construction; but in no event earlier than the Anticipated Commencement Date for Suite 180 as set forth in the Fifth Amendment. Notwithstanding any provision In the Fifth Amendment to the contrary, if Tenant fails to comply with any of the time periods specified in this Work Letter, requests any changes to the work, furnishes inaccurate or erroneous specifications or other information, or otherwise delays in any manner the completion of the Tenant Improvements or the issuance of an occupancy certificate (any of the foregoing being referred to in this Work Letter as a "Tenant Delay"), then Tenant shall bear any resulting additional construction cost or other expenses and the Commencement Date for Suite 180 shall be deemed to have occurred for all purposes, including Tenant's obligation to pay rent, as of the date Landlord reasonably determines that it would have been able to deliver Suite 180 to Tenant but for the collective Tenant Delays.

        Landlord shall permit Tenant and its agents to enter Suite 180 prior to the Commencement Date for Suite 180 in order that Tenant may perform any work to be performed by Tenant hereunder through its own contractors, subject to Landlord's prior written approval, and in a manner and upon terms and conditions and at times satisfactory to Landlord's representative. The foregoing license to enter Suite 180 prior to the Commencement Date for Suite 180 is, however, conditioned upon Tenant's contractors and their subcontractors and employees working in harmony and not interfering with the work being performed by Landlord. If at any time that entry shall cause disharmony or interfere with the work being performed by Landlord, this license may be withdrawn by Landlord upon twenty-four (24) hours written notice to Tenant. That license is further conditioned upon the compliance by Tenant's contractors with all requirements imposed by Landlord on third party contractors, including without limitation the maintenance by Tenant and its contractors and subcontractors of workers' compensation and public liability and property damage insurance in amounts and with companies and on forms satisfactory to Landlord, with certificates of such insurance being furnished to Landlord prior to proceeding with any such entry. The entry shall be deemed to be under all of the provisions of the Lease except as to the covenants to pay rent. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any such work being performed by Tenant, the same being solely at Tenant's risk. In no event shall the failure of Tenant's contractors to complete any work in Suite 180 extend the Commencement Date for Suite 180 beyond the date that Landlord has completed the Tenant Improvements and tendered Suite 180 to Tenant.

        Tenant hereby designates Ron Fikert, Telephone No. (714) 727-1733, as its representative, agent and attorney-in-fact for the purpose of receiving notices, approving submittals and issuing requests for changes, and Landlord shall be entitled to rely upon authorizations and directives of such person(s) as if given by Tenant. Tenant may amend the designation of its construction representative(s) at any time upon delivery of written notice to Landlord.

                                    EXHIBIT X
                                      - 1 -